      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 20, 2003
                    REGISTRATION NOS. 333-22931 AND 811-8282

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO.
                      POST-EFFECTIVE AMENDMENT NO. 18       [X]
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940     [X]
                              AMENDMENT NO. 27              [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                       ----------------------------------

                         LOOMIS SAYLES INVESTMENT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     ONE FINANCIAL CENTER, BOSTON, MA 02111
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 449-2000


            NAME AND ADDRESS
          OF AGENT FOR SERVICE                           COPY TO
         ----------------------                         ---------
         NICHOLAS H. PALMERINO                    JOHN M. LODER, ESQUIRE
 CDC IXIS ASSET MANAGEMENT SERVICES, INC.             ROPES & GRAY
          399 BOYLSTON STREET                     ONE INTERNATIONAL PLACE
           BOSTON, MA 02116                           BOSTON, MA 02110


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

  [_]     IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485

  [_]     ON ________________, PURSUANT TO PARAGRAPH (B)

  [_]     60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

  [_]     ON_________________, PURSUANT TO PARAGRAPH (A)(1)

  [X]     75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

  [_]     ON ________________, PURSUANT TO PARAGRAPH (A)(2)


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

  [_] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                       ----------------------------------

This post-effective amendment relates only to Loomis Sayles Bond Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Global Bond Fund and Loomis Sayles U.S. Government Securities Fund, four new series of the Registrant, and Loomis Sayles Benchmark Core Bond Fund, a series of the Registrant. No disclosure with respect to any other series of the Registrant or of any other registered investment company is modified hereby.

                      [LOOMIS SAYLES SMALL CAP VALUE FUND]

     Supplement dated September ___, 2003 to the Loomis Sayles Equity Funds Prospectus, as supplemented from time to time, dated February 1, 2003 (the
"Prospectus"). This Supplement, taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles Small Cap Value Fund, a series of Loomis
           Sayles Funds I (formerly, Loomis Sayles Investment Trust).

[This Supplement relates solely to the Loomis Sayles Small Cap Value Fund. This
 Supplement does not relate to the Loomis Sayles Aggressive Growth Fund, Loomis
   Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund or
 Loomis Sayles Worldwide Fund. Shareholders and prospective shareholders of the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Growth Fund, Loomis Sayles
International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Small Cap
  Growth Fund, Loomis Sayles Value Fund or Loomis Sayles Worldwide Fund should disregard this Supplement.]

On June 12, 2003, the Board of Trustees of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) (the "Trust") and Loomis Sayles Funds I, (formerly, Loomis Sayles Investment Trust) a registered, open-end management investment company ("LSF I") approved the reorganization of certain series of the Trust into LSF I (each a "Reorganization" and together, the "Reorganizations"). Effective on or about September __, 2003 (the "Effective Date"), the Loomis Sayles Small Cap Value Fund (the "Predecessor Fund") will cease to be series of the Trust, and will become a series of LSF I (the "Successor Fund" or the "Fund"). Consequently, shareholders of the Predecessor Fund will become shareholders of the same share class of the Successor Fund. The effectiveness of the Predecessor Fund's Reorganization is subject to several conditions, but is not subject to the approval of its shareholders.

The Successor Fund will be identical to the Predecessor Fund, except as discussed below. As such, the Prospectus of the Predecessor Fund, as modified by this Supplement, will be used to offer and sell shares of the Successor Fund. Disclosure in the Prospectus relating to the Predecessor Fund applies to the Successor Fund, except as set forth therein or in this Supplement. This Supplement does not modify any disclosure with respect to the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund or Loomis Sayles Worldwide Fund.

Prospectus Changes Effective as of the Effective Date

Changes to the Prospectus:

     . Any references in the Prospectus to the following address: "P.O. Box 8314, Boston, MA 02266-8314", shall be replaced with a reference to "P.O. Box 219594, Kansas City, MO 61421-9594".

     .  Any references in the Prospectus to the following telephone number:
        "800-626-9390", shall be replaced with a reference to "800-633-3330".

     . For purposes of the Loomis Sayles Small Cap Value Fund, any reference in the Prospectus to "Loomis Sayles Funds II" shall be replaced with a reference to "Loomis Sayles Funds I". For example, taking into account the address change described above, under the section entitled "GENERAL INFORMATION", under the sub-section entitled "How to Purchase Shares", the address provided for purchasing shares of the funds is Loomis Sayles Funds II, P.O. Box 219594, Kansas City, MO 61421-9594. If purchasing shares of the Loomis Small Cap Value Fund, "Loomis Sayles Funds II", as set forth in such address, would be replaced with "Loomis Sayles Funds I".

THE RISK/RETURN SUMMARY FOR THE LOOMIS SAYLES SMALL CAP VALUE FUND IS REVISED AS FOLLOWS

The text under and including the heading "BAR CHART" is replaced with the following text:

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1//2/

1993     1994   1995    1996    1997     1998   1999    2000    2001      2002
24.7%    -8.2%   32.1%  30.4%   26.0%    -1.1%   0.4%   23.2%   13.9%    -13.3%

The Fund's year-to-date total return through June 30, 2003 +/- ___%/2/

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/The annual total returns shown reflect the results of the Institutional Class of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund") through December 31, 2002. The year-to-date total return shown reflects the results of the Institutional Class of the Predecessor Fund from January 1, 2003 through June 30, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund on [September ___, 2003].

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.1% (fourth quarter, 1998), and the Fund's worst quarter was down 18.6% (third quarter, 1998).

The text under and including the heading "PERFORMANCE TABLE" is replaced with the following text:

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Value Index. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies of the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1//2/
-------------------------------------------------------------------------------
                                                                      Since
                                                                    Inception
                                     1 Year   5 Years   10 Years   (5/13/91)/4/
-------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND

RETURN BEFORE TAXES
Institutional Class                  -13.32%     3.86%     11.61%         13.63%
Retail Class                         -13.42%     3.60%     11.43%         13.48%
Admin Class                          -13.63%     3.30%     11.04%         13.10%

RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/3/
Return After Taxes on Distributions  -13.23%     2.47%      8.82%         10.80%
Return After Taxes on Distributions
 and Sale of Fund Shares              -8.12%     2.60%      8.41%         10.26%

RUSSELL 2000 VALUE INDEX             -11.43%     2.71%     10.85%         12.49%

RUSSELL 2000 INDEX                   -20.48%    -1.36%      7.15%          8.77%
(Index returns reflect no deduction for fees, expenses or taxes)

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/Average annual total returns shown for Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Fund through December 31, 2002. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, performance shown for those Classes is based on the performance of the Predecessor Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Fund. Institutional Class shares of the Predecessor Fund commenced operations on May 13, 1991.
/3/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional Class of the Fund (see footnote /2/). After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/4/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.

Within the section entitled "MANAGEMENT", under the sub-section entitled "Investment Adviser", the first paragraph is replaced with the following text:

     . The Board of Trustees of Loomis Sayles Funds II (in the case of the Loomis Sayles Small Cap Value Fund, the Board of Trustees of Loomis Sayles Funds I) oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02110.

Within the section entitled "GENERAL INFORMATION", under the sub-section entitled "How to Exchange Shares", the first paragraph is replaced with the following text:

     . [You may exchange shares of the Loomis Sayles Small Cap Value Fund for shares of the same Class of any series of Loomis Sayles Funds I that offers that Class of shares, or for shares of certain money market funds advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. You may exchange shares of all other Funds for shares of the same Class of any series of Loomis Sayles Funds II that offers that Class of shares, or for shares of certain money market funds advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles Small Cap Value Fund (Institutional Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles Small Cap Value Fund (Institutional Class)".

     . Immediately following the financial highlights table for the Loomis Sayles Small Cap Value Fund (Institutional Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Institutional Class of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund"). The assets and liabilities of the Predecessor Fund were reorganized into the Fund on [September ___, 2003].

[UPDATED FINANCIAL HIGHLIGHTS TO BE ADDED BY POST EFFECTIVE AMENDMENT.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles Small Cap Value Fund (Retail Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles Small Cap Value Fund (Retail Class)".

     . Immediately following the financial highlights table for the Loomis Sayles Small Cap Value Fund (Retail Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Retail Class of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund"). The assets and liabilities of the Predecessor Fund were reorganized into the Fund on [September ___, 2003].

[UPDATED FINANCIAL HIGHLIGHTS TO BE ADDED BY POST EFFECTIVE AMENDMENT.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles Small Cap Value Fund (Admin Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles Small Cap Value Fund (Admin Class)".

     . Immediately following the financial highlights table for the Loomis Sayles Small Cap Value Fund (Admin Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Admin Class of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund"). The assets and liabilities of the Predecessor Fund were reorganized into the Fund on [September ___, 2003].

[UPDATED FINANCIAL HIGHLIGHTS TO BE ADDED BY POST EFFECTIVE AMENDMENT.]

Within the section entitled "MORE INFOMRATION ABOUT THE FUNDS", the following changes are made:

     . The last sentence of the fourth paragraph under this section, which states "You may need to refer to the Funds' file number, which is listed at the bottom of this page", is amended to read as follows:

        You may need to refer to the Fund's file number, which is listed at the bottom of this page.

     . The text following the fourth paragraph under this section is replaced in its entirety with the following text (taking into account the changes described herein):

        Loomis Sayles Small Cap Value Fund
        File No. 811-8282

        All Other Funds
        File No. 811-6241

        One Financial Center
        Boston, MA 02111
        800-633-3330
        www.loomissayles.com

                                           LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                      LOOMIS SAYLES GROWTH FUND

                                        LOOMIS SAYLES INTERNATIONAL EQUITY FUND

                                                    LOOMIS SAYLES RESEARCH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                                       LOOMIS SAYLES VALUE FUND

                                                   LOOMIS SAYLES WORLDWIDE FUND
[LOGO] LOOMIS SAYLES FUNDS
                                                  prospectus . february 1, 2003

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
  General Information                                                 1
  Loomis Sayles Aggressive Growth Fund                                2
  Loomis Sayles Growth Fund                                           4
  Loomis Sayles International Equity Fund                             6
  Loomis Sayles Research Fund                                         8
  Loomis Sayles Small Cap Growth Fund                                10
  Loomis Sayles Small Cap Value Fund                                 12
  Loomis Sayles Value Fund                                           14
  Loomis Sayles Worldwide Fund                                       16
  Summary of Principal Risks                                         18

EXPENSES OF THE FUNDS                                                22

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
 AND RISK CONSIDERATIONS                                             24

MANAGEMENT                                                           34
  Investment Adviser                                                 34
  Portfolio Managers                                                 34
  Loomis Sayles' Past Performance as it Relates to the Research Fund 36
  Distribution Plans and Administrative and Other Fees               38

GENERAL INFORMATION                                                  39
  Pricing                                                            39
  How to Purchase Shares                                             39
  How to Redeem Shares                                               42
  How to Exchange Shares                                             44
  Dividends and Distributions                                        44
  Tax Consequences                                                   45

FINANCIAL HIGHLIGHTS                                                 46

RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Loomis Sayles Equity Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. Each Fund's summary pages include a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after these summary pages.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes bar charts showing each Fund's annual returns and tables showing each Fund's average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:
.. how the Fund's performance varied from year-to-year over the life of the
  Fund; and
.. how the Fund's average annual returns for one year, five years (if applicable), ten years (if applicable), and over the life of the Fund compared to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1 Until May 7, 1999, the Fund's name was the Loomis Sayles Mid-Cap Growth Fund.

                  [CHART]

1997   1998    1999   2000    2001    2002
-----  -----  ------  -----  ------  ------
22.7%  11.6%  197.8%  -5.6%  -49.4%  -36.5%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 83.4% (fourth quarter, 1999), and the Fund's worst quarter was down 38.7% (first quarter, 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell Midcap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-----------------------------------------------------------------------------------------------
                                                                                       Since
                                                                                     Inception
                                                                  1 Year    5 Years  (12/31/96)
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
RETURN BEFORE TAXES
 Institutional Class                                               -36.52%     0.16%     3.60%
 Retail Class                                                      -36.62%    -0.12%     3.31%
 Admin Class                                                       -36.77%    -0.47%     2.88%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                               -36.77%    -1.13%     1.92%
 Return After Taxes on Distributions and Sale of Fund Shares       -22.42%     0.10%     2.67%
Russell Midcap Growth Index                                        -27.41%    -1.82%     1.87%
(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Admin Class shares (July 31, 2000), performance shown for Admin Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Admin Class shares.

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles first seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.

Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.

The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                                    [CHART]

1993  1994   1995   1996   1997   1998   1999    2000    2001    2002
----  -----  -----  -----  -----  -----  -----  ------  ------  ------
9.2%  -3.7%  30.9%  19.9%  24.5%  12.9%  42.5%  -16.1%  -24.4%  -23.10%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 33.2% (fourth quarter, 1999), and the Fund's worst quarter was down 23.3% (fourth quarter, 2000).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

----------------------------------------------------------------------------------------------
                                                                                     Since
                                                                                   Inception
                                                   1 Year     5 Years   10 Years  (5/16/91)/3/
----------------------------------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
RETURN BEFORE TAXES
 Institutional Class                                 -23.05%     -4.73%     4.90%        6.54%
 Retail Class                                        -23.09%     -4.95%     4.76%        6.41%
 Admin Class                                         -23.35%     -5.38%     4.38%        6.05%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                 -23.05%     -9.10%     0.65%        2.71%
 Return After Taxes on Distributions and Sale
 of Fund Shares                                      -14.15%     -4.28%     3.32%        4.79%
STANDARD & POOR'S 500 INDEX                          -22.10%     -0.59%     9.34%     9.51%/3/
(Index returns reflect no deduction for fees,
expenses or taxes)

For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (July 31, 2000), performance shown for those Classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail and Admin Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities issued by companies headquartered or organized outside the United States. The Fund generally focuses on stocks of larger companies, but the Fund may invest in securities issued by companies of any size and in securities of issuers located in countries with emerging markets.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may engage in foreign currency hedging transactions and options and futures transactions and also may invest in real estate investment trusts, Rule 144A securities and, to the extent permitted by the Investment Company Act of 1940, investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS


BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                            [CHART]

1993   1994   1995  1996   1997   1998  1999     2000   2001    2002
-----  -----  ----  -----  -----  ----  -----  ------  ------   ----
38.5%  -1.8%  8.7%  18.3%  -1.0%  9.3%  90.2%  -27.7%  -22.9%  -19.0%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 65.8% (fourth quarter, 1999), and the Fund's worst quarter was down 18.5% (third quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the MSCI EAFE Index, an index that tracks the performance of more than 1,000 foreign stocks from 20 countries. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

---------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                   1 Year      5 Year   10 Years (5/10/91)/3/
---------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
RETURN BEFORE TAXES
 Institutional Class                                 -19.04%     -1.28%   4.98%      4.11%
 Retail Class                                        -19.32%     -1.60%   4.78%      3.94%
 Admin Class                                         -19.42%     -1.95%   4.33%      3.50%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                 -19.12%     -2.96%   2.94%      2.33%
 Return After Taxes on Distributions and Sale
 of Fund Shares                                      -11.69%     -1.40%   3.54%      2.90%
MSCI EAFE INDEX                                      -15.94%     -2.89%   4.00%      2.57%/3/
(Index returns reflect no deductions for fees,
expenses or taxes)

For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (July 31, 2000), performance shown for Retail and Admin Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail and Admin Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES RESEARCH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.

Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the S&P 500 Index, meet by team to decide which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. The Fund is "style neutral" -- Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities and, to the extent permitted by the Investment Company Act of 1940, investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year change in the performance of the Fund's Institutional Class shares./1/

   [CHART]

 2001     2002
------    ----
-13.6%   -21.8%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 13.6% (fourth quarter, 2001), and the Fund's worst quarter was down 18.3% (third quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

---------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                                              1 Year  (7/31/2000)
---------------------------------------------------------------------------------
LOOMIS SAYLES RESEARCH FUND
RETURN BEFORE TAXES
 Institutional Class                                          -21.77%   -18.37%
 Retail Class                                                 -22.00%   -18.58%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                          -21.91%   -18.52%
 Return After Taxes on Distributions and Sale of Fund Shares  -13.37%   -14.30%
STANDARD & POOR'S 500 INDEX  (Index returns reflect no        -22.10%   -17.05%
deduction for fees, expenses or taxes)

For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Retail Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the remainder of its assets in companies of any size, including large capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                [CHART]

1997   1998   1999    2000    2001    2002
-----  -----  -----  ------  ------   ----
19.4%  18.7%  91.8%  -18.2%  -44.4%  -41.6%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 54.0% (fourth quarter, 1999), and the Fund's worst quarter was down 40.3% (third quarter, 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Growth Index. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3,000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                 1 Year  5 Years (12/31/96)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
RETURN BEFORE TAXES
 Institutional Class                                             -41.56%  -9.55%   -5.26%
 Retail Class                                                    -41.64%  -9.76%   -5.47%
 Admin Class                                                     -41.80% -10.11%   -5.83%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                             -41.56%  -9.77%   -5.78%
 Return After Taxes on Distributions and Sale of Fund shares     -25.52%  -7.09%   -3.99%
RUSSELL 2000 GROWTH INDEX                                        -30.26%  -6.59%   -3.58%
RUSSELL 2000 INDEX                                               -20.48%  -1.36%    2.25%
(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Admin Class shares (July 31, 2000), performance shown for Admin Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Admin Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in larger companies.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in real estate investment trusts, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS


BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999  2000   2001    2002
-----  -----  -----  -----  -----  -----  ----  -----  -----   -----
24.7%  -8.2%  32.1%  30.4%  26.0%  -1.1%  0.4%  23.2%  13.9   -13.3%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.1% (fourth quarter, 1998), and the Fund's worst quarter was down 18.6% (third quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Value Index. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies of the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                                    Inception
                                                         1 Year   5 Years 10 Years (5/13/91)/2/
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
RETURN BEFORE TAXES
 Institutional Class                                     -13.32%   3.86%   11.61%    13.63%
 Retail Class                                            -13.42%   3.60%   11.43%    13.48%
 Admin Class                                             -13.63%   3.30%   11.04%    13.10%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/3/
 Return After Taxes on Distributions                     -13.23%   2.47%    8.82%    10.80%
 Return After Taxes on Distributions and Sale of Fund
 Shares                                                   -8.12%   2.60%    8.41%    10.26%
RUSSELL 2000 VALUE INDEX                                 -11.43%   2.71%   10.85%    12.49%/2/
RUSSELL 2000 INDEX                                       -20.48%  -1.36%    7.15%     8.77%/2/
(Index returns reflect no deduction for fees, expenses or taxes)


For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998), performance shown for those Classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail and Admin Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.
/3/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may invest in real estate investment trusts and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1 Until January 31, 2001, the Fund's name was the Loomis Sayles Core Value Fund.

                           [CHART]

1993   1994   1995   1996   1997   1998   1999   2000  2001    2002
-----  -----  -----  -----  -----  -----  -----  ----  -----  ------
11.9%  -0.9%  35.2%  21.2%  29.2%  10.5%  -1.3%  7.4%  -5.7%  -16.7%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 15.7% (fourth quarter, 1998), and the Fund's worst quarter was down 17.9% (third quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

------------------------------------------------------------------------------------
                                                                             Since
                                                                           Inception
                                                  1 Year  5 Years 10 Years (5/13/91)
------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
RETURN BEFORE TAXES
 Institutional Class                              -16.69% -1.65%   8.01%     8.70%
RETURN AFTER TAXES/2/
 Return After Taxes on Distributions              -16.94% -3.06%   5.87%     6.69%
 Return After Taxes on Distributions and Sale of
 Fund Shares                                      -10.25% -1.48%   6.05%     6.71%
STANDARD & POOR'S 500 INDEX                       -22.10% -0.59%   9.34%     9.84%3
(Index returns reflect no deduction for fees,
expenses or taxes)

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES WORLDWIDE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:
.. Domestic equities.
.. International equities.
.. Domestic fixed income securities.
.. International fixed income securities.

In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable.

The Fund may engage in foreign currency hedging transactions and options and futures transactions. The Fund also may invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

              [CHART]

1997  1998  1999    2000  2001   2002
----  ----  -----  -----  -----  -----
3.5%  3.0%  60.5%  -4.5%  -6.2%  -0.3%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 45.1% (fourth quarter, 1999), and the Fund's worst quarter was down 10.8% (third quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

--------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                                  1 Year  5 Years (5/1/96)
--------------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
RETURN BEFORE TAXES
 Institutional Class                                               -0.27%  8.11%    8.00%
RETURN AFTER TAXES/2/
 Return After Taxes on Distributions                               -1.55%  3.42%    3.74%
 Return After Taxes on Distributions and Sale of Fund Shares       -0.18%  4.40%    4.52%
STANDARD & POOR'S 500 INDEX                                       -22.10% -0.59%    6.16%/3/
(Index returns reflect no deductions for fees, expenses or taxes)

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of a company's stock will usually react more strongly than the company's bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for Funds that invest substantially in small and medium-sized companies, such as the Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Small Cap Growth Fund, and the Loomis Sayles Small Cap Value Fund, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for Funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

Funds that may invest in emerging markets, such as the Loomis Sayles International Equity Fund and the Loomis Sayles Worldwide Fund, may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

Funds that may invest a significant portion of their assets in foreign fixed income securities, such as the Loomis Sayles Worldwide Fund, are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments.

Funds that invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investment in fixed income securities, such as bonds, notes, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

EXPENSES OF THE FUNDS

The following tables present the expenses that you would pay if you buy and hold shares of a Fund.

None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                              TOTAL
                                                             ANNUAL      FEE
                                     DISTRIBUTION             FUND     WAIVER/
                          MANAGEMENT   (12B-1)     OTHER    OPERATING REIMBURSE-    NET
LOOMIS SAYLES FUND/CLASS     FEES        FEES     EXPENSES  EXPENSES    MENT*    EXPENSES*
------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND
  Institutional Class       0.75%       none        0.56%      1.31%     0.31%     1.00%
  Retail Class              0.75%       0.25%       0.45%      1.45%     0.20%     1.25%
  Admin Class               0.75%       0.25%       1.35%**    2.35%     0.85%     1.50%
------------------------------------------------------------------------------------------
GROWTH FUND
  Institutional Class       0.50%       none        0.82%      1.32%     0.47%     0.85%
  Retail Class              0.50%       0.25%       4.45%      5.20%     4.10%     1.10%
  Admin Class               0.50%       0.25%     141.39%**  142.14%   140.79%     1.35%
------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Institutional Class       0.75%       none        0.68%      1.43%     0.43%     1.00%
  Retail Class              0.75%       0.25%       1.69%      2.69%     1.44%     1.25%
  Admin Class               0.75%       0.25%       2.88%**    3.88%     2.38%     1.50%
------------------------------------------------------------------------------------------
RESEARCH FUND***
  Institutional Class       0.50%       none        0.96%      1.46%     0.61%     0.85%
  Retail Class              0.50%       0.25%     213.14%    213.89%   212.79%     1.10%
------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
  Institutional Class       0.75%       none        0.32%      1.07%     0.07%     1.00%
  Retail Class              0.75%       0.25%       0.33%      1.33%     0.08%     1.25%
  Admin Class               0.75%       0.25%       2.01%**    3.01%     1.51%     1.50%
------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND****
  Institutional Class       0.75%       none        0.21%      0.96%     0.06%     0.90%
  Retail Class              0.75%       0.25%       0.20%      1.20%     0.05%     1.15%
  Admin Class               0.75%       0.25%       0.53%**    1.53%     0.13%     1.40%
------------------------------------------------------------------------------------------
VALUE FUND
  Institutional Class       0.50%       none        0.40%      0.90%     0.05%     0.85%
------------------------------------------------------------------------------------------
WORLDWIDE FUND
  Institutional Class       0.75%       none        1.68%      2.43%     1.43%     1.00%
------------------------------------------------------------------------------------------

 * Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.
 ** Other expenses include an administrative fee of 0.25% for Admin Class shares.
 ***Expense information for the Loomis Sayles Research Fund has been restated to reflect a contractual reduction in the management fee and expense limitation, effective December 3, 2001.
****Expense information for the Loomis Sayles Small Cap Value Fund has been restated to reflect a contractual reduction in the expense limitation, effective March 1, 2002.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.

FUND/CLASS                              1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
---------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                    $102    $  385   $  688    $1,552
  Retail Class                           $127    $  439   $  773    $1,718
  Admin Class                            $153    $  652   $1,178    $2,621
---------------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
  Institutional Class                    $ 87    $  372   $  678    $1,549
  Retail Class                           $112    $1,191   $2,265    $4,931
  Admin Class                            $137        **       **        **
---------------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
  Institutional Class                    $102    $  410   $  741    $1,676
  Retail Class                           $127    $  698   $1,296    $2,916
  Admin Class                            $153    $  965   $1,796    $3,957
---------------------------------------------------------------------------
LOOMIS SAYLES RESEARCH FUND
  Institutional Class                    $ 87    $  402   $  739    $1,694
  Retail Class                           $112        **       **        **
---------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                    $102    $  333   $  583    $1,299
  Retail Class                           $127    $  414   $  721    $1,594
  Admin Class                            $153    $  788   $1,449    $3,221
---------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                    $ 92    $  300   $  525    $1,173
  Retail Class                           $117    $  376   $  655    $1,450
  Admin Class                            $143    $  471   $  822    $1,812
---------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                    $ 87    $  282   $  494    $1,103
---------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                    $102    $  621   $1,166    $2,657
---------------------------------------------------------------------------

 * Expenses shown for each class, include the fee waiver/reimbursement for the first year of each period.
 **Based on the annual average net assets as of September 30, 2002, without the expense reimbursement the expenses of the class would exceed the initial investment during the second year. As a result, a shareholder would incur expenses over the three, five and ten year periods totaling $10,883 for the Loomis Sayles Growth Fund Admin Class and $10,910 for the Loomis Sayles Research Fund Admin Class.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for any investment policies that are identified as "fundamental," the investment objectives, investment policies and strategies of each Fund may be changed without a vote of its shareholders.

Each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the the Securities and Exchange Commission (the "SEC"), the Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

  GROWTH STOCKS Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Growth Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Small Cap Growth Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

  VALUE STOCKS Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. The Loomis Sayles Value Fund and the Loomis Sayles Small Cap Value Fund generally invest a significant portion of their assets in value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

WHEN-ISSUED SECURITIES

A "when-issued" security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS
currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

REPURCHASE AGREEMENTS

A repurchase agreement involves a Fund buying securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In



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                              LOOMIS SAYLES FUNDS
some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the U.S. and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. If a Fund holds fixed income securities, the net asset value of the Fund's shares will vary as a result of changes in the value of the fixed income securities in the Fund's portfolio. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

ZERO COUPON SECURITIES

These securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS
make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

INVESTMENT COMPANIES

Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

SWAP TRANSACTIONS

A Fund may enter into an interest rate or currency swap transaction primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, and/or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counterparty) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Funds oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02110.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:



FUND                                    MANAGEMENT FEE
------------------------------------------------------
Loomis Sayles Aggressive Growth Fund         .75%
------------------------------------------------------
Loomis Sayles Growth Fund                    .50%
------------------------------------------------------
Loomis Sayles International Equity Fund      .75%
------------------------------------------------------
Loomis Sayles Research Fund                  .50%
------------------------------------------------------
Loomis Sayles Small Cap Growth Fund          .75%
------------------------------------------------------
Loomis Sayles Small Cap Value Fund           .75%
------------------------------------------------------
Loomis Sayles Value Fund                     .50%
------------------------------------------------------
Loomis Sayles Worldwide Fund                 .75%
------------------------------------------------------

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except as noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND Christopher R. Ely, David L. Smith, and Philip C. Fine, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 1999.

LOOMIS SAYLES GROWTH FUND Mark B. Baribeau, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since 1999. Pamela N. Czekanski and Richard D. Skaggs, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as co-portfolio managers of the Fund since 2000.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND Alex Muromcew, John Tribolet, and Eswar Menon, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 1999. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager at Nicholas Applegate Capital Management since 1997. From 1995 to 1997, he was a full-time MBA student at the University of Chicago. Prior to joining Loomis Sayles in 1999, Mr. Menon was a portfolio manager at Nicholas Applegate Capital Management since 1995.

LOOMIS SAYLES RESEARCH FUND Lauriann Kloppenburg, Vice President of Loomis Sayles Funds and Vice President and Director of Equity Research of Loomis Sayles, leads a team of Loomis Sayles research analysts in managing the Fund.

LOOMIS SAYLES SMALL CAP GROWTH FUND Christopher R. Ely, Philip C. Fine, and David L. Smith have served as portfolio managers of the Fund since its inception in 1996.

LOOMIS SAYLES SMALL CAP VALUE FUND Joseph R. Gatz and Daniel G. Thelen, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 2000.

LOOMIS SAYLES VALUE FUND Jeffrey W. Wardlow, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Warren Koontz, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since 2000. James Carroll, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2002.

LOOMIS SAYLES WORLDWIDE FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as the portfolio manager of the domestic fixed income securities sector of the Fund since its inception in 1996. David Rolley, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the international fixed income securities sector of the Fund since 2000. Robert Ix, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as the portfolio manger of the domestic equity securities sector of the Fund since September 2002. Alex Muromcew, John Tribolet, and Eswar Menon have served as portfolio managers of the international equity securities sector of the fund since 1999.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES' PAST PERFORMANCE AS IT RELATES TO THE RESEARCH FUND

Prior performance of the Loomis Sayles Private Account (the "Private Account") represents the total returns of a segment of the Loomis Sayles Pension Plan managed by Loomis Sayles. The investment objective, policies and strategies of the Loomis Sayles Research Fund are substantially similar to those of the Private Account. The Private Account is not subject to expenses, and the performance information shown below for the Private Account is adjusted to give effect to the expenses for the Fund's Institutional Class.

This information is provided merely to illustrate the past performance of the Private Account measured against a specified market index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of the future performance of the Fund or Loomis Sayles. The Private Account is not subject to frequent inflows and outflows of assets as are most mutual funds, including the Fund. Such inflows and outflows of assets make it more difficult to manage the Fund and thus may adversely affect its performance relative to the Private Account. In addition, the Private Account is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, and Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Private Account could have been lower than what is shown had it been regulated as a registered investment company under federal securities laws.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Private Account.

                               [CHART]

 1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
 -----  -----  -----  -----  -----  -----  -----  -----  ------  ------
 16.7%  -0.7%  33.3%  26.9%  29.3%  34.0%  15.7%  -3.6%  -13.6%  -22.2%

The Private Account's returns (and the Loomis Sayles Research Fund's returns) will vary. For example, during the period shown in the bar chart, the Private Account's best quarter was up 10.1% (fourth quarter, 1998), and the Private Account's worst quarter was down 16.8% (fourth quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Private Account and the Loomis Sayles Research Fund to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Private Account's performance and the Fund's performance to a broad-based market index.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

-----------------------------------------------------------------------------------------
                                                                        Since     Since
                                                                      Inception Inception
                                                                         of      of the
                                                                       Private  Research
                                                                       Account    Fund
                                             1 Year  5 Years 10 Years (10/1/90) (7/31/00)
-----------------------------------------------------------------------------------------
LOOMIS SAYLES PRIVATE ACCOUNT                 -22.2%   -0.1%   9.2%     11.7%     18.5%
LOOMIS SAYLES RESEARCH FUND/1/
RETURN BEFORE TAXES
 Institutional Class                          -21.8%     N/A    N/A       N/A    -18.4%
STANDARD & POOR'S 500 INDEX                   -21.1%   -0.6%   9.4%     11.4%    -17.1%
(Index Returns reflect no fees, expenses or
taxes)

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail Class and Admin Class shares of the Funds, the Funds have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of the Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Growth Fund, the Loomis Sayles International Equity Fund, the Loomis Sayles Small Cap Growth Fund, and the Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares of these Funds may pay an administrative fee at an annual rate of up to .25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

PRICING

The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Class equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

 . BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles Funds at 800-626-9390, for the desired Fund or Funds, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:

       Loomis Sayles Funds
       P.O. Box 8314
       Boston, MA 02266-8314

 . THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services.

 . THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS
   checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles at 800-626-9390.

 . THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330). Your broker may charge you a fee for effecting such transactions.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) cash, (2) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of the Fund, (3) exchanging securities acceptable to Loomis Sayles Funds, or (4) a combination of such methods. The exchange of securities for shares of a Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments to the Funds by using the following wire instructions:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  Attn: Custody and Shareholder Services
  (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, a Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement plan forms available.

The minimum initial investment for each Fund generally is $250,000 for Institutional Class shares and $2,500 for Retail Class shares. Because Admin Class shares are purchased exclusively through intermediaries, there is no investment minimum. Each subsequent investment must be at least $50.

Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 8314, Boston MA 02266-8314, and we will resume separate mailings within 30 days of your request.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the New York Stock Exchange is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You may make redemptions directly from each Fund either by mail or by telephone.

 . BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

       Loomis Sayles Funds
       P.O. Box 8314
       Boston, MA 02266-8314

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

 . BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   800-626-9390. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee (currently $5) will be deducted from the proceeds of each wire.

   A telephone redemption request must be received by Loomis Sayles Funds prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day when the Exchange is not open for business, Loomis Sayles Funds cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

   The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

 . SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-626-9390 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:

.. If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
.. If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange shares of a Fund for shares of the same Class of any other Fund in the Loomis Sayles Funds series that offers that Class of shares, for shares of the same class of Loomis Sayles Benchmark Core Bond Fund, a series of Loomis Sayles Investment Trust, or for shares of certain money market funds advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Since excessive exchange activity may interfere with portfolio management and may have an adverse effect on other shareholders of a Fund, the exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market. The Funds reserve the right to terminate or limit your exchange privilege if you make more than four exchanges in a calendar year. The Funds may terminate the exchange privilege upon 60 days' notice to shareholders.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each of the Funds generally declares and pays such dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Funds typically will make capital gain distributions annually, but the Funds may make more frequent capital gain distributions.

You may choose to:

.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of the distributions or have the distributions transferred through Automated Clearing House
  ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences. You should consult your tax adviser for more information on how an investment in a Fund will affect your own tax situation. Distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of net short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, less any net long-term capital losses, are taxable as ordinary income. Properly designated distributions of net long-term capital gains, which result from the sale of securities that a Fund has held for more than one year, less any net short-term capital losses, are taxable as long-term capital gains (generally, taxable at a maximum rate of 20%).

Distributions of income and capital gains are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on these securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

In addition to income tax on a Fund's distributions, any gain that results if your shares are sold or redeemed generally is subject to income tax. An exchange of Fund shares for shares of another Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 800-626-9390.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND (INSTITUTIONAL CLASS)

                                                      Year Ended
                            -----------------------------------------------------------
                                                                                           Jan. 2** to
                             Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30,   Dec. 31,
                               2002         2001         2000         1999        1998*       1997
------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                   $ 13.56      $ 47.71      $ 20.08      $ 10.51      $11.49      $10.00
                             -------      -------      -------      -------      ------      ------
Income from investment
 operations--
  Net investment income
   (loss)                      (0.13)***    (0.20)***    (0.26)***    (0.09)***   (0.03)      (0.03)
  Net realized and
   unrealized gains (loss)
   on investments              (2.73)      (33.43)       29.11        10.05       (0.95)       2.26
                             -------      -------      -------      -------      ------      ------
   Total from investment
    operations                 (2.86)      (33.63)       28.85         9.96       (0.98)       2.23
                             -------      -------      -------      -------      ------      ------
Less distributions--
  Dividends from net
   investment income            0.00         0.00         0.00         0.00        0.00       (0.12)
  Distributions from net
   realized capital gains       0.00        (0.52)       (1.22)       (0.39)       0.00       (0.62)
                             -------      -------      -------      -------      ------      ------
   Total distributions          0.00        (0.52)       (1.22)       (0.39)       0.00       (0.74)
                             -------      -------      -------      -------      ------      ------
Net asset value, end of
 period                      $ 10.70      $ 13.56      $ 47.71      $ 20.08      $10.51      $11.49
                             =======      =======      =======      =======      ======      ======
Total return (%)****           (21.1)       (71.1)       147.8         97.9        (8.5)+      22.7+
Net assets, end of period
 (000)                       $13,421      $16,347      $62,364      $13,308      $2,073      $1,848
Ratio of net expenses to
 average net assets
 (%)*****                       1.00         1.00         1.00         1.00        1.00++      1.00++
Ratio of gross expenses to
 average net assets (%)         1.31         1.13         1.11         2.96        7.13++      9.35++
Ratio of net investment
 income (loss) to average
 net assets (%)                (0.91)       (0.75)       (0.66)       (0.56)      (0.35)++    (0.38)++
Portfolio turnover rate (%)      220          258          191          199          82+        174+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES AGGRESSIVE GROWTH FUND (RETAIL CLASS)

                                                     Year Ended
                            ----------------------------------------------------------
                                                                                          Jan. 2** to
                             Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30,   Sept. 30,   Dec. 31,
                               2002         2001         2000        1999        1998*       1997
-----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period         $ 13.41      $ 47.33     $  19.99      $10.49      $11.49      $10.00
                             -------      -------     --------      ------      ------      ------
Income from investment
 operations--
  Net investment income
   (loss)                      (0.16)***    (0.25)***    (0.38)***   (0.14)***   (0.05)      (0.06)
  Net realized and
   unrealized gain (loss)
   on investments              (2.70)      (33.15)       28.94       10.03       (0.95)       2.27
                             -------      -------     --------      ------      ------      ------
   Total from investment
    operations                 (2.86)      (33.40)       28.56        9.89       (1.00)       2.21
                             -------      -------     --------      ------      ------      ------
Less distributions--
  Dividends from net
   investment income            0.00         0.00         0.00        0.00        0.00       (0.10)
  Distributions from net
   realized capital gains       0.00        (0.52)       (1.22)      (0.39)       0.00       (0.62)
                             -------      -------     --------      ------      ------      ------
   Total distributions          0.00        (0.52)       (1.22)      (0.39)       0.00       (0.72)
                             -------      -------     --------      ------      ------      ------
Net asset value, end of
 period                      $ 10.55      $ 13.41     $  47.33      $19.99      $10.49      $11.49
                             =======      =======     ========      ======      ======      ======
Total return (%)****           (21.3)       (71.2)       147.0        97.5        (8.7)+      22.4+
Net assets, end of
 period (000)                $26,885      $41,456     $110,824      $1,175      $   85      $   74
Ratio of net expenses
 to average net
 assets (%)*****                1.25         1.25         1.25        1.25        1.25++      1.25++
Ratio of gross expenses to
 average net assets (%)         1.45         1.37         1.35        9.05       27.97++     36.58++
Ratio of net investment
 income (loss) to average
 net assets (%)                (1.16)       (1.01)       (0.89)      (0.80)      (0.60)++    (0.67)++
Portfolio turnover rate (%)      220          258          191         199          82+        174+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND (ADMIN CLASS)

                                                          Year Ended
                                                    -------------------
                                                    Sept. 30,  Sept. 30,    Jul. 31* to
                                                      2002       2001      Sept. 30, 2000
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.38     $ 47.31        $40.38
                                                     ------     -------        ------
Income from investment operations--
  Net investment income (loss)                        (0.20)**    (0.26)**      (0.09)**
  Net realized and unrealized gain (loss) on
   investments                                        (2.67)     (33.15)         7.02
                                                     ------     -------        ------
   Total from investment operations                   (2.87)     (33.41)         6.93
                                                     ------     -------        ------
Less distributions--
  Distributions from net realized capital gains        0.00       (0.52)         0.00
                                                     ------     -------        ------
Net asset value, end of period                       $10.51     $ 13.38        $47.31
                                                     ======     =======        ======
Total return (%)***                                   (21.5)      (71.3)         17.2+
Net assets, end of period (000)                      $2,562     $ 2,406        $    0
Ratio of net expenses to average net assets (%)****    1.50        1.50          1.50++
Ratio of gross expenses to average net assets (%)      2.35        2.92          1.60++
Ratio of net investment income (loss) to average
 net assets (%)                                       (1.41)      (1.35)        (1.14)++
Portfolio turnover rate (%)                             220         258           191+

*   Commencement of operations on July 31, 2000.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES GROWTH FUND (INSTITUTIONAL CLASS)

                                                                   Year Ended
                                         -------------------------------------------------------------
                                         Sept. 30,  Sept. 30,  Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                           2002       2001       2000      1999      1998*       1997
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  4.23    $ 15.00    $ 11.17   $ 11.65   $ 12.63    $ 13.44
                                          -------    -------    -------   -------   -------    -------
Income from investment operations--
  Net investment income (loss)              (0.02)#    (0.02)#    (0.05)    (0.04)    (0.03)     (0.04)
  Net realized and unrealized gain
   (loss) on investments                    (0.46)     (7.42)      4.90      3.01     (0.95)      3.17
                                          -------    -------    -------   -------   -------    -------
   Total from investment operations         (0.48)     (7.44)      4.85      2.97     (0.98)      3.13
                                          -------    -------    -------   -------   -------    -------
Less distributions--
  Distributions from net realized
   capital gains                             0.00      (3.33)     (1.02)    (3.45)     0.00      (3.94)
                                          -------    -------    -------   -------   -------    -------
Net asset value, end of period            $  3.75    $  4.23    $ 15.00   $ 11.17   $ 11.65    $ 12.63
                                          =======    =======    =======   =======   =======    =======
Total return (%)**                          (11.4)     (50.8)      45.6      30.9      (7.8)+     24.5
Net assets, end of period (000)           $19,635    $21,653    $45,328   $28,235   $24,663    $32,149
Ratio of net expenses to average net
 assets (%)***                               0.85       0.85       0.85      0.85      0.85++     0.85
Ratio of gross expenses to average net
 assets (%)                                  1.32       1.24       1.01      1.18      1.02++     0.98
Ratio of net investment income (loss) to
 average net assets (%)                     (0.39)     (0.17)     (0.36)    (0.40)    (0.32)++   (0.26)
Portfolio turnover rate (%)                   192        281        203       164       118+       116

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES GROWTH FUND (RETAIL CLASS)

                                                Year Ended
                            -----------------------------------------------
                                                                               Jan. 2** to
                            Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                              2002      2001      2000      1999      1998*       1997
------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                   $ 4.12    $14.80    $11.06    $11.59    $12.59      $13.44
                             ------    ------    ------    ------    ------      ------
Income from investment
 operations--
  Net investment income
   (loss)                     (0.03)#   (0.04)#   (0.07)    (0.06)    (0.03)      (0.07)
  Net realized and
   unrealized gains (loss)
   on investments             (0.44)    (7.31)     4.83      2.98     (0.97)       3.16
                             ------    ------    ------    ------    ------      ------
   Total from investment
    operations                (0.47)    (7.35)     4.76      2.92     (1.00)       3.09
                             ------    ------    ------    ------    ------      ------
Less distributions--
  Distributions from net
   realized capital gains      0.00     (3.33)    (1.02)    (3.45)     0.00       (3.94)
                             ------    ------    ------    ------    ------      ------
Net asset value, end of
 period                      $ 3.65    $ 4.12    $14.80    $11.06    $11.59      $12.59
                             ======    ======    ======    ======    ======      ======
Total return (%)***           (11.4)    (50.9)     45.3      30.6      (7.9)+      24.2+
Net assets, end of period
 (000)                       $  456    $  518    $1,028    $  649    $  516      $  194
Ratio of net expenses to
 average net assets (%)****    1.10      1.10      1.10      1.10      1.10++      1.10++
Ratio of gross expenses to
 average net assets (%)        5.20      4.11      3.29      4.43      4.74++     12.96++
Ratio of net investment
 income (loss) to average
 net assets (%)               (0.65)    (0.42)    (0.61)    (0.65)    (0.58)++    (0.42)++
Portfolio turnover rate (%)     192       281       203       164       118+        116+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES GROWTH FUND (ADMIN CLASS)

                                                          Year Ended
                                                     ------------------
                                                     Sept. 30,  Sept. 30,  Jul. 31* to
                                                       2002       2001    Sept. 30, 2000
----------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  4.11    $14.79       $14.09
                                                      -------    ------       ------
Income from investment operations--
  Net investment income (loss)                          (0.04)#   (0.08)#      (0.02)
  Net realized and unrealized gain (loss) on
   investments                                          (0.44)    (7.27)        0.72
                                                      -------    ------       ------
   Total from investment operations                     (0.48)    (7.35)        0.70
                                                      -------    ------       ------
Less distributions--
  Distributions from net realized capital gains          0.00     (3.33)        0.00
                                                      -------    ------       ------
Net asset value, end of period                        $  3.63    $ 4.11       $14.79
                                                      =======    ======       ======
Total return (%)**                                      (11.7)    (50.9)         5.0+
Net assets, end of period (000)                       $    18    $    8            0
Ratio of net expenses to average net assets (%)***       1.35      1.35         1.35++
Ratio of gross expenses to average net assets (%)      142.14     68.34         1.50++
Ratio of net investment income (loss) to average net
 assets (%)                                             (0.85)    (0.94)       (0.87)++
Portfolio turnover rate (%)                               192       281          203+

*  Commencement of operations on July 31, 2000.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (INSTITUTIONAL CLASS)

                                                                      Year Ended
                                           --------------------------------------------------------------
                                           Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30, Sept. 30,  Dec. 31,
                                             2002       2001        2000       1999      1998*      1997
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  9.61    $ 17.41   $  13.79     $ 10.74   $ 11.30   $ 13.16
                                            -------    -------   --------     -------   -------   -------
Income from investment operations--
  Net investment income (loss)                 0.04**     0.05**    (0.06)**     0.07      0.14      0.15**
  Net realized and unrealized gain (loss)
   on investments                             (1.83)     (5.91)      4.77        3.31     (0.70)    (0.27)
                                            -------    -------   --------     -------   -------   -------
   Total from investment operations           (1.79)     (5.86)      4.71        3.38     (0.56)    (0.12)
                                            -------    -------   --------     -------   -------   -------
Less distributions--
  Dividends from net investment
   income                                     (0.04)      0.00      (0.09)      (0.13)     0.00     (0.19)
  Distributions from net realized
   capital gains                               0.00      (1.94)     (1.00)      (0.20)     0.00     (1.55)
                                            -------    -------   --------     -------   -------   -------
   Total distributions                        (0.04)     (1.94)     (1.09)      (0.33)     0.00     (1.74)
                                            -------    -------   --------     -------   -------   -------
Net asset value, end of period              $  7.78    $  9.61   $  17.41     $ 13.79   $ 10.74   $ 11.30
                                            =======    =======   ========     =======   =======   =======
Total return (%)***                           (18.7)     (34.5)      34.4        32.0      (5.0)+    (1.0)
Net assets, end of period (000)             $44,101    $54,080   $107,792     $79,415   $68,464   $82,188
Ratio of net expenses to average net
 assets (%)****                                1.00       1.00       1.00        1.00      1.00++    1.00
Ratio of gross expenses to average net
 assets (%)                                    1.43       1.35       1.15        1.22      1.18++    1.16
Ratio of net investment income (loss) to
 average net assets (%)                        0.47       0.34      (0.32)       0.53      1.49++    1.12
Portfolio turnover rate (%)                     135        207        226         207        96+      119

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (RETAIL CLASS)

                                                        Year Ended
                                   ---------------------------------------------------
                                                                                         Jan. 2** to
                                   Sept. 30,  Sept. 30,  Sept. 30,   Sept. 30, Sept. 30,  Dec. 31,
                                     2002       2001       2000        1999      1998*      1997
----------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $ 9.50     $17.31     $13.73      $10.70    $11.28     $13.16
                                    ------     ------     ------      ------    ------     ------
Income from investment
 operations--
  Net investment income (loss)        0.02***    0.02***   (0.05)***    0.05      0.10       0.10***
  Net realized and unrealized
   gain (loss) on investments        (1.80)     (5.89)      4.67        3.28     (0.68)     (0.26)
                                    ------     ------     ------      ------    ------     ------
   Total from investment
    operations                       (1.78)     (5.87)      4.62        3.33     (0.58)     (0.16)

                                    ------     ------     ------      ------    ------     ------
Less distributions--
  Dividends from net investment
   income                            (0.02)      0.00      (0.04)      (0.10)     0.00      (0.17)
  Distributions from net realized
   capital gains                     (0.00)     (1.94)     (1.00)      (0.20)     0.00      (1.55)
                                    ------     ------     ------      ------    ------     ------
   Total distributions               (0.02)     (1.94)     (1.04)      (0.30)     0.00      (1.72)
                                    ------     ------     ------      ------    ------     ------
Net asset value, end of period      $ 7.70     $ 9.50     $17.31      $13.73    $10.70     $11.28
                                    ======     ======     ======      ======    ======     ======
Total return (%)****                 (18.8)     (34.7)      33.9        31.6      (5.1)+     (1.3)+
Net assets, end of period (000)     $1,338     $2,793     $5,588      $  261    $  150     $  233
Ratio of net expenses to average
 net assets (%)*****                  1.25       1.25       1.25        1.25      1.25++     1.25++
Ratio of gross expenses to average
 net assets (%)                       2.69       1.99       1.67       12.33     10.26++    16.24++
Ratio of net investment income
 (loss) to average net assets (%)     0.19       0.13      (0.26)       0.29      1.16++     0.73++
Portfolio turnover rate (%)            135        207        226         207        96+       119+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (ADMIN CLASS)

                                                         Year Ended
                                                     -----------------
                                                     Sept. 30, Sept. 30,  Jul. 31* to
                                                       2002      2001    Sept. 30, 2000
---------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 9.49    $17.30       $17.62
                                                      ------    ------       ------
Income from investment operations--
  Net investment income (loss)                          0.00**    0.02**      (0.02)**
  Net realized and unrealized gain (loss) on
   investments                                         (1.80)    (5.89)       (0.30)
                                                      ------    ------       ------
   Total from investment operations                    (1.80)    (5.87)       (0.32)
                                                      ------    ------       ------
Less distributions--
  Distributions from net realized capital gains         0.00     (1.94)        0.00
                                                      ------    ------       ------
Net asset value, end of period                        $ 7.69    $ 9.49       $17.30
                                                      ======    ======       ======
Total return (%)***                                    (19.0)    (34.8)        (1.8)+
Net assets, end of period (000)                       $  978    $1,057       $    0
Ratio of net expenses to average net assets (%)****     1.50      1.50         1.50++
Ratio of gross expenses to average net assets (%)       3.88      2.01         1.77++
Ratio of net investment income (loss) to average net
 assets (%)                                            (0.03)     0.19        (0.83)++
Portfolio turnover rate (%)                              135       207          226+

*    Commencement of operations on July 31, 2000.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES RESEARCH FUND (INSTITUTIONAL CLASS)

                                                   Year Ended
                                               ------------------
                                               Sept. 30, Sept. 30,  July 31* to
                                                 2002      2001    Sept. 30, 2000
---------------------------------------------------------------------------------
Net asset value, beginning of period            $  6.85   $10.54       $10.00
                                                -------   ------       ------
Income from investment operations--
 Net investment income                             0.03#    0.01#        0.00
 Net realized and unrealized gain (loss) on
   investments                                    (1.16)   (3.65)        0.54
                                                -------   ------       ------
   Total from investment operations               (1.13)   (3.64)        0.54
                                                -------   ------       ------
Less distributions--
 Dividends from net investment income             (0.01)    0.00         0.00
 Distributions from net realized capital
   gains                                           0.00    (0.05)        0.00
                                                -------   ------       ------
   Total distributions                            (0.01)   (0.05)        0.00
                                                -------   ------       ------
Net asset value, end of period                  $  5.71   $ 6.85       $10.54
                                                =======   ======       ======
Total return (%)**                                (16.6)   (34.7)         5.4+
Net assets, end of period (000)                 $15,889   $4,245       $3,510
Ratio of net expenses to average net
 assets (%)***                                     0.89     1.15         1.15++
Ratio of gross expenses to average net
 assets (%)                                        1.46     4.26         8.02++
Ratio of net investment income (loss) to
 average net assets (%)                            0.36     0.09        (0.14)++
Portfolio turnover rate (%)                         130      171           20+

*  Commencement of operations on July 31, 2000.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES RESEARCH FUND (RETAIL CLASS)

                                               Nov. 30, 2001* to
                                                Sept. 30, 2002
----------------------------------------------------------------
Net asset value, beginning of period                $  7.61
                                                    -------
Income from investment operations--
 Net investment income                                 0.01#
 Net realized and unrealized gain (loss) on
   investments                                        (1.92)
                                                    -------
   Total from investment operations                   (1.91)
                                                    -------
Less distributions--
 Dividends from net investment income                 (0.01)
                                                    -------
Net asset value, end of period                      $  5.69
                                                    =======
Total return (%)**                                    (25.2)+
Net assets, end of period (000)                     $    17
Ratio of net expenses to average net
 assets (%)***                                         1.10++
Ratio of gross expenses to average net
 assets (%)                                          213.89++
Ratio of net investment income to average
 net assets (%)                                        0.22++
Portfolio turnover rate (%)                             130+

*  Commencement of operations on November 30, 2001.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP GROWTH FUND (INSTITUTIONAL CLASS)

                                                           Year Ended
                                  ---------------------------------------------------------    Jan. 2** to
                                   Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30, Sept. 30,    Dec. 31,
                                     2002         2001         2000        1999      1998*        1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                            $  8.83     $  26.98     $  16.74      $  9.83   $ 11.32      $10.00
                                   -------     --------     --------      -------   -------      ------
Income from investment
 operations--
  Net investment income (loss)       (0.08)***    (0.12)***    (0.16)***    (0.08)    (0.02)      (0.07)***
  Net realized and unrealized
   gain (loss) on investments        (2.40)      (17.06)       10.40         6.99     (1.47)       1.99
                                   -------     --------     --------      -------   -------      ------
   Total from investment
    operations                       (2.48)      (17.18)       10.24         6.91     (1.49)       1.92
                                   -------     --------     --------      -------   -------      ------
Less distributions--
  Dividends from net
   investment income                  0.00         0.00         0.00         0.00      0.00       (0.01)
  Distributions from net
   realized capital gains             0.00        (0.97)        0.00         0.00      0.00       (0.59)
                                   -------     --------     --------      -------   -------      ------
   Total distributions                0.00        (0.97)        0.00         0.00      0.00       (0.60)
                                   -------     --------     --------      -------   -------      ------
Net asset value, end of period     $  6.35     $   8.83     $  26.98      $ 16.74   $  9.83      $11.32
                                   =======     ========     ========      =======   =======      ======
Total return (%)****                 (28.1)       (65.2)        61.2         70.3     (13.2)+      19.4+
Net assets, end of period (000)    $42,415     $124,479     $262,147      $81,132   $17,174      $3,893
Ratio of net expenses to average
 net assets (%)*****                  1.00         0.99         0.92         1.00      1.00++      1.00++
Ratio of gross expenses to
 average net assets (%)               1.07         0.99         0.92         1.11      2.15 ++     5.81++
Ratio of net investment income
 (loss) to average net assets (%)    (0.90)       (0.74)       (0.62)       (0.80)    (0.53)++    (0.65)++
Portfolio turnover rate (%)            162          140          170          163       116+        211+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. ****Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.

LOOMIS SAYLES SMALL CAP GROWTH FUND (RETAIL CLASS)

                                                       Year Ended
                               --------------------------------------------------------
                                                                                           Jan. 2** to
                                Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30, Sept. 30,   Dec. 31,
                                  2002         2001         2000        1999      1998*       1997
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                         $  8.72      $ 26.74      $ 16.65      $ 9.80    $11.30      $10.00
                                -------      -------      -------      ------    ------      ------
Income from investment
 operations--
  Net investment income
   (loss)                         (0.10)***    (0.15)***    (0.24)***   (0.08)    (0.08)      (0.10)***
  Net realized and unrealized
   gain (loss) on
   investments                    (2.36)      (16.90)       10.33        6.93     (1.42)       1.99
                                -------      -------      -------      ------    ------      ------
   Total from investment
    operations                    (2.46)      (17.05)       10.09        6.85     (1.50)       1.89
                                -------      -------      -------      ------    ------      ------
Less distributions--
  Distribution from net
   realized capital gains          0.00        (0.97)        0.00        0.00      0.00       (0.59)
                                -------      -------      -------      ------    ------      ------
Net asset value, end of period  $  6.26      $  8.72      $ 26.74      $16.65    $ 9.80      $11.30
                                =======      =======      =======      ======    ======      ======
Total return (%)****              (28.2)       (65.3)        60.6        69.9     (13.3)+      19.2+
Net assets,
 end of period (000)            $32,135      $50,197      $69,416      $6,032    $1,057      $1,139
Ratio of net expenses to
 average net assets (%)*****       1.25         1.25         1.23        1.25      1.25++      1.25++
Ratio of gross expenses to
 average net assets (%)            1.33         1.26         1.23        1.80      3.70++      7.82++
Ratio of net investment
 income (loss) to average
 net assets (%)                   (1.15)       (1.01)       (0.92)      (1.04)    (0.80)++    (0.94)++
Portfolio turnover rate (%)         162          140          170         163       116+        211+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP GROWTH FUND (ADMIN CLASS)

                                                     Year Ended
                                               -------------------
                                               Sept. 30,  Sept. 30,    Jul. 31* to
                                                 2002       2001      Sept. 30, 2000
------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 8.71     $ 26.73        $23.67
                                                ------     -------        ------
Income from investment operations--
 Net investment income (loss)                    (0.12)**    (0.17)**      (0.05)**
 Net realized and unrealized gain (loss) on
   investments                                   (2.35)     (16.88)         3.11
                                                ------     -------        ------
   Total from investment operations              (2.47)     (17.05)         3.06
                                                ------     -------        ------
Less distributions--
 Distribution from net realized capital gain      0.00       (0.97)         0.00
                                                ------     -------        ------
Net asset value, end of period                  $ 6.24     $  8.71        $26.73
                                                ======     =======        ======
Total return (%)***                              (28.4)      (65.3)         12.9+
Net assets, end of period (000)                 $1,078     $ 1,261        $    0
Ratio of net expenses to average net
 assets (%)****                                   1.50        1.50          1.50++
Ratio of gross expenses to average net
 assets (%)                                       3.01        3.56          1.50++
Ratio of net investment income (loss)
 to average net assets (%)                       (1.39)      (1.29)        (1.16)++
Portfolio turnover rate (%)                        162         140           170+

*   Commencement of operations on July 31, 2000.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.

LOOMIS SAYLES SMALL CAP VALUE FUND (INSTITUTIONAL CLASS)

                                                               Year Ended
                                     --------------------------------------------------------------
                                     Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,  Dec. 31,
                                       2002       2001       2000       1999      1998*      1997
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period $  19.89   $  20.42   $  17.33   $  15.60  $  18.62   $  17.39
                                     --------   --------   --------   --------  --------   --------
Income from investment
 operations--
  Net investment income                  0.10**     0.16**     0.14**     0.16      0.12       0.17
  Net realized and unrealized gain
   (loss) on investments                (0.36)      0.60       3.36       1.83     (3.14)      4.26
                                     --------   --------   --------   --------  --------   --------
   Total from investment
    operations                          (0.26)      0.76       3.50       1.99     (3.02)      4.43
                                     --------   --------   --------   --------  --------   --------
Less distributions--
  Dividends from net investment
   income                               (0.11)     (0.20)     (0.14)     (0.12)     0.00      (0.15)
  Distributions from net realized
   capital gains                        (2.24)     (1.09)     (0.27)     (0.14)     0.00      (3.05)
                                     --------   --------   --------   --------  --------   --------
   Total distributions                  (2.35)     (1.29)     (0.41)     (0.26)     0.00      (3.20)
                                     --------   --------   --------   --------  --------   --------
Net asset value, end of period       $  17.28   $  19.89   $  20.42   $  17.33  $  15.60   $  18.62
                                     ========   ========   ========   ========  ========   ========
Total return (%)***                      (2.6)       3.9       20.7       12.8     (16.2)+     26.0
Net assets, end of period (000)      $234,370   $215,439   $214,919   $301,496  $296,116   $245,177
Ratio of net expenses to average net
 assets (%)****                          0.94       0.98       0.93       0.90      0.92++     0.94
Ratio of gross expenses to average
 net assets (%)                          0.96       0.98       0.93       0.90      0.92++     0.94
Ratio of net investment income to
 average net assets (%)                  0.48       0.76       0.76       0.87      1.04++     0.97
Portfolio turnover
 rate (%)                                  86         98        102        113        78+        94

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP VALUE FUND (RETAIL CLASS)

                                                   Year Ended
                            ------------------------------------------------------
                                                                                     Jan. 2** to
                            Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30, Sept. 30,   Dec. 31,
                              2002        2001        2000        1999      1998*       1997
-------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                   $ 19.85     $ 20.38     $ 17.28     $ 15.57   $ 18.62     $ 17.39
                             -------     -------     -------     -------   -------     -------
Income from investment
 operations--
  Net investment income         0.05***     0.11***     0.10***     0.09      0.10        0.15***
  Net realized and
   unrealized gain (loss)
   on investments              (0.35)       0.60        3.36        1.84     (3.15)       4.21
                             -------     -------     -------     -------   -------     -------
   Total from investment
    operations                 (0.30)       0.71        3.46        1.93     (3.05)       4.36
                             -------     -------     -------     -------   -------     -------
Less distributions--
  Dividends from net
   investment income           (0.06)      (0.15)      (0.09)      (0.08)     0.00       (0.08)
  Distributions from net
   realized capital gains      (2.24)      (1.09)      (0.27)      (0.14)     0.00       (3.05)
                             -------     -------     -------     -------   -------     -------
   Total distributions         (2.30)      (1.24)      (0.36)      (0.22)     0.00       (3.13)
                             -------     -------     -------     -------   -------     -------
Net asset value, end of
 period                      $ 17.25     $ 19.85     $ 20.38     $ 17.28   $ 15.57     $ 18.62
                             =======     =======     =======     =======   =======     =======
Total return (%)****            (2.8)        3.6        20.4        12.4     (16.4)+      25.6+
Net assets, end of period
 (000)                       $86,816     $97,544     $92,698     $75,302   $54,060     $34,353
Ratio of net expenses to
 average net
 assets (%)*****                1.19        1.22        1.17        1.20      1.19++      1.25++
Ratio of gross expenses to
 average net assets (%)         1.20        1.22        1.17        1.20      1.19++      1.35++
Ratio of net investment
 income to average net
 assets (%)                     0.22        0.51        0.53        0.57      0.79++      0.79++
Portfolio turnover rate (%)       86          98         102         113        78+         94+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

LOOMIS SAYLES SMALL CAP VALUE FUND (ADMIN CLASS)

                                                      Year Ended
                                      -----------------------------------------
                                                                                 Jan. 2* to
                                      Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,
                                        2002       2001       2000       1999       1998
-------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $ 19.80    $ 20.34    $ 17.24    $15.54     $18.62
                                       -------    -------    -------    ------     ------
Income from investment operations--
 Net investment income                    0.00**     0.05**     0.04**    0.04       0.03
 Net realized and unrealized gains
   (loss) on investments                 (0.35)      0.60       3.37      1.83      (3.11)
                                       -------    -------    -------    ------     ------
   Total from investment operations      (0.35)      0.65       3.41      1.87      (3.08)
                                       -------    -------    -------    ------     ------
Less distributions--
 Dividends from net investment
   income                                (0.01)     (0.10)     (0.04)    (0.03)      0.00
 Distributions from net realized
   capital gains                         (2.24)     (1.09)     (0.27)    (0.14)      0.00
                                       -------    -------    -------    ------     ------
   Total distributions                   (2.25)     (1.19)     (0.31)    (0.17)      0.00
                                       -------    -------    -------    ------     ------
Net asset value, end of period         $ 17.20    $ 19.80    $ 20.34    $17.24     $15.54
                                       =======    =======    =======    ======     ======
Total return (%)***                       (3.0)       3.3       20.1      12.0      (16.5)+
Net assets, end of period (000)        $24,655    $16,471    $11,391    $4,863     $1,046
Ratio of net expenses to average
 net assets (%)****                       1.44       1.50       1.50      1.50       1.50++
Ratio of gross expenses to average
 net assets (%)                           1.53       1.59       1.68      1.70       3.99++
Ratio of net investment income
 (loss) to average net assets (%)        (0.01)      0.23       0.21      0.30       0.95++
Portfolio turnover rate (%)                 86         98        102       113         78+

*   Commencement of operations on January 2, 1998.
** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES VALUE FUND (INSTITUTIONAL CLASS)

                                                                      Year Ended
                                           ----------------------------------------------------------------
                                            Sept. 30,    Sept. 30,   Sept. 30, Sept. 30, Sept. 30,  Dec. 31,
                                              2002         2001        2000      1999      1998*      1997
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 13.90      $ 15.12      $ 16.54   $ 16.85   $ 17.64   $ 15.60
                                            -------      -------      -------   -------   -------   -------
Income from investment operations--
  Net investment income                        0.13****     0.14****     0.17      0.22      0.18      0.18
  Net realized and unrealized
   gain (loss) on investments                 (2.42)       (1.19)        0.41      1.53     (0.97)     4.32
                                            -------      -------      -------   -------   -------   -------
   Total from investment operations           (2.29)       (1.05)        0.58      1.75     (0.79)     4.50
                                            -------      -------      -------   -------   -------   -------
Less distributions--
  Dividends from net investment income        (0.16)       (0.17)       (0.15)    (0.24)     0.00     (0.19)
  Distributions from net realized capital
   gains                                      (0.28)        0.00        (1.85)    (1.82)     0.00     (2.27)
                                            -------      -------      -------   -------   -------   -------
   Total distributions                        (0.44)       (0.17)       (2.00)    (2.06)     0.00     (2.46)
                                            -------      -------      -------   -------   -------   -------
Net asset value, end of period              $ 11.17      $ 13.90      $ 15.12   $ 16.54   $ 16.85   $ 17.64
                                            =======      =======      =======   =======   =======   =======
Total return (%)**                            (17.2)        (7.1)         3.6      10.5      (4.5)+    29.2
Net assets, end of period (000)             $33,025      $39,549      $38,792   $66,726   $66,928   $63,303
Ratio of net expenses to average net
 assets (%)***                                 0.85         0.85         0.85      0.78      0.79++    0.84
Ratio of gross expenses to average net
 assets (%)                                    0.90         0.96         0.89      0.78      0.79++    0.84
Ratio of net investment income to
 average net assets (%)                        0.90         0.87         0.87      1.20      1.36++    1.12
Portfolio turnover rate (%)                      66           90           73        59        49+       64

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
****Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.

LOOMIS SAYLES WORLDWIDE FUND (INSTITUTIONAL CLASS)

                                                                    Year Ended
                                            ---------------------------------------------------------
                                            Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30, Dec. 31,
                                             2002+++    2001      2000      1999      1998*     1997
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 8.48    $13.93    $10.28    $ 8.79    $ 9.86    $10.63
                                             ------    ------    ------    ------    ------    ------
Income from investment operations--
  Net investment income                        0.35**    0.65**    0.58**    0.50      0.33      0.47
  Net realized and unrealized gains (loss)
   on investments                             (0.55)    (2.44)     4.02      1.82     (1.40)    (0.10)
                                             ------    ------    ------    ------    ------    ------
   Total from investment operations           (0.20)    (1.79)     4.60      2.32     (1.07)     0.37
                                             ------    ------    ------    ------    ------    ------
Less distributions--
  Dividends from net investment income        (0.75)    (0.35)    (0.48)    (0.44)     0.00     (0.47)
  Distributions from net realized capital
   gains                                       0.00     (3.31)    (0.47)    (0.39)     0.00     (0.67)
                                             ------    ------    ------    ------    ------    ------
   Total distributions                        (0.75)    (3.66)    (0.95)    (0.83)     0.00     (1.14)
                                             ------    ------    ------    ------    ------    ------
Net asset value, end of period               $ 7.53    $ 8.48    $13.93    $10.28    $ 8.79    $ 9.86
                                             ======    ======    ======    ======    ======    ======
Total return (%)***                            (3.0)    (15.0)     46.5      27.8     (10.9)+     3.5
Net assets, end of period (000)              $8,340    $8,528    $9,748    $6,233    $4,907    $5,597
Ratio of net expenses to average net
 assets (%)****                                1.00      1.00      1.00      1.00      1.00++    1.00
Ratio of gross expenses to average net
 assets (%)                                    2.43      2.58      2.48      3.46      3.28++    2.62
Ratio of net investment income to average
 net assets (%)                                4.26      6.85      4.26      5.07      4.37++    3.89
Portfolio turnover rate (%)                     113       160       183       165        93+      134

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.
+++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain
    (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this presentation.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI, the auditor's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.

Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com

File No. 811-6241

[LOGO] Loomis Sayles
LOOMIS SAYLES FUNDS
One Financial Center
Boston, MA 02111

Telephone: (800) 633-3330
www.loomissayles.com

                               Loomis Sayles Funds
                         Loomis Sayles Investment Trust

     Supplement dated June 20, 2003 to the Loomis Sayles Fixed Income Funds, Loomis Sayles Equity Funds, Loomis Sayles Investment Trust Fixed Income Funds
          and Loomis Sayles Investment Trust Equity Funds Prospectuses
               (the "Prospectuses"), each dated February 1, 2003,
                  each as may be supplemented from time to time

On June 12, 2003, the Board of Trustees (the "Trustees") of Loomis Sayles Funds and Loomis Sayles Investment Trust (the "Trusts") approved the following changes to the Trusts:

Effective July 1, 2003, the Trusts' distributor is changing to CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116 for all of the funds whose shares are offered through the Prospectuses (the "Funds"). All references to Loomis Sayles Distributor, L.P. in the Prospectuses are replaced with CDC IXIS Asset Management Distributors, L.P. CDC IXIS Asset Management Distributors, L.P. is affiliated with Loomis Sayels & Company, L.P., the investment adviser to the Trust's series.

Effective July 1, 2003 the names of the Trusts will change as follows:

      Current Name                                     New Name

      ------------------------------------------       -----------------------

      Loomis Sayles Funds                              Loomis Sayles Funds II

      Loomis Sayles Investment Trust                   Loomis Sayles Funds I

The following information applies to the Loomis Sayles Small Cap Value, Loomis Sayles Bond, Loomis Sayles Global Bond, Loomis Sayles U.S. Government Securities and Loomis Sayles Tax-Managed Equity Funds only.

On June 12, 2003, the Trustees of the Trusts approved the reorganizations of certain series of Loomis Sayles Funds into newly formed series of Loomis Sayles Investment Trust (each a "Reorganization" and, together, the "Reorganizations"). Effective at the close of business on or about September 12, 2003, Loomis Sayles Small Cap Value Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles U.S. Government Securities Fund (the "Predecessor Funds") will cease to be series of Loomis Sayles Funds and will be reorganized to become series of Loomis Sayles Investment Trust (the "Successor Funds"). Consequently, shareholders of the Predecessor Funds will become shareholders of the same share class of the Successor Funds. The effectiveness of each Predecessor Fund's Reorganization is subject to various conditions, but is not subject to the approval of its shareholders. Shareholders will receive more information relating to the Reorganizations in September 2003.

Also on June 12, 2003, the Trustees of the Trusts approved the reorganization of Loomis Sayles Tax-Managed Equity Fund (formerly, the Loomis Sayles Provident
Fund) (the "Predecessor Fund"), a series of Loomis Sayles Investment Trust, into a newly created series (the "Successor Fund") of Loomis Sayles Funds (the "Reorganization"). Effective at the close of business on or about September 12, 2003, the Predecessor Fund will cease to be a series of Loomis Sayles Investment Trust and will be reorganized to become the Successor Fund. Consequently, shareholders of the Predecessor Fund will become shareholders of the same share class of the Successor Fund. The effectiveness of the Predecessor Fund's Reorganization is subject to various conditions, but is not subject to the approval of its shareholders. Shareholders will receive more information relating to the Reorganization in September 2003.

Each Predecessor Fund and its corresponding Successor Fund will have the same investment objective, investment strategies, fees and expenses and portfolio management personnel. Each Predecessor Fund is advised by Loomis, Sayles & Company, L.P. ("Loomis Sayles") and each Successor Fund will also have Loomis Sayles as its investment advisor.

It is expected that each Reorganization described above will be tax free to the relevant Predecessor Fund and its shareholders and to the relevant Successor Fund. Assuming the Reorganizations are tax free, the following tax consequences will apply:

     o A Predecessor Fund shareholder (1) will not recognize any gain or loss on the Successor Fund shares received in exchange for Predecessor Fund shares; (2) will have the same aggregate tax basis in the Successor Fund shares received as the shareholder had in the Predecessor Fund shares exchanged; and (3) will have a holding period in the shareholder's Successor Fund shares that will include the holding period of the Predecessor Fund shares exchanged (provided the shareholder held his or her Predecessor Fund shares as a capital asset).

    o The Predecessor Fund will not recognize any gain or loss upon the transfer of its assets to the Successor Fund in exchange for Successor Fund shares and the assumption of the Successor Fund's liabilities, or upon the distribution of the Successor Fund shares to its shareholders in liquidation.

    o The Successor Fund (1) will not recognize any gain or loss upon the receipt of the Predecessor Fund's assets in exchange for the Successor Fund shares and the assumption of the Predecessor Fund's liabilities;
         (2) will have the same tax basis in the Predecessor Fund's assets as the Predecessor Fund had in such assets; and (3) will have a holding period for the Predecessor Fund's assets that includes the holding period that the Predecessor Fund had in such assets.

Shareholders should consult their tax advisers regarding other possible tax consequences of the Reorganizations, including possible state and local tax consequences.

The following information applies to the Loomis Sayles Growth, Loomis Sayles International Equity, Loomis Sayles Investment Grade Bond and Loomis Sayles Research Funds only.

On June 12, 2003, the Trustees of Loomis Sayles Funds authorized the issuance of different classes of shares for the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Research Fund (in this paragraph, these funds are referred to as the "Funds"). Effective on or about September 12, 2003, the Funds will each offer Class A, B, C and Y shares. On such date, any outstanding Retail Class shares of the Funds will be converted into Class A shares of the Funds. Also on such date, Institutional Class shares of the Funds will be converted into Class Y shares of the Funds. Expenses relating to these classes of shares (including expenses relating to distribution arrangements) will not change as a result of the conversions. Although purchases of Class A shares will generally be subject to a front-end sales charge, Retail Class shareholders of the Funds whose shares are converted into Class A shares will be eligible to purchase additional Class A shares of any series of Loomis Sayles Funds that offers Class A shares, without a front-end sales charge. Shares of the new classes of the Funds are not yet available for purchase. Shares of the new classes of the Funds will only be offered and sold through separate prospectuses. As such, effective on or about September 12, 2003, shares of the Loomis Sayles Investment Grade Bond Fund will no longer be offered or sold through the Loomis Sayles Fixed Income Funds prospectus and shares of the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund will no longer be offered or sold through the Loomis Sayles Equity Funds prospectus, unless notification to the contrary is provided. Shareholders will receive more information with respect to the proposed multi-class structure in September 2003.

Effective June 2, 2003, the new mailing address for Loomis Sayles Funds and Loomis Sayles Investment Trust is:

Loomis Sayles Funds/Loomis Sayles Investment Trust
P.O. Box 219594
Kansas City, MO 64121-9594

                     [LOOMIS SAYLES BENCHMARK CORE BOND FUND
                             LOOMIS SAYLES BOND FUND
                         LOOMIS SAYLES GLOBAL BOND FUND
                 LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND]

  Supplement dated September ___, 2003 to the Loomis Sayles Fixed Income Funds
   Prospectus, as supplemented from time to time, dated February 1, 2003 (the "Prospectus"). This Supplement, taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund,
 Loomis Sayles U.S. Government Securities Fund and Loomis Sayles Benchmark Core
   Bond Fund, each a series of Loomis Sayles Funds I (formerly, Loomis Sayles
                               Investment Trust).

 [This Supplement relates solely to the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles U.S.
Government Securities Fund. This Supplement does not relate to the Loomis Sayles
  Investment Grade Bond Fund. Shareholders and prospective shareholders of the Loomis Sayles Investment Grade Bond Fund should disregard this Supplement.]

On June 12, 2003, the Board of Trustees of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) (the "Trust") and Loomis Sayles Funds I (formerly, Loomis Sayles Investment Trust) a registered, open-end management investment company ("LSF I") approved the reorganization of certain series of the Trust into LSF I (each a "Reorganization" and together, the "Reorganizations"). Effective on or about September 12, 2003 (the "Effective Date"), the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles U.S. Government Securities Fund (the "Predecessor Funds"), will cease to be series of the Trust and will become series of LSF I (the "Successor Funds" or the "Funds"). Consequently, shareholders of each Predecessor Fund will become shareholders of the same share class of the respective Successor Fund. The effectiveness of each Predecessor Fund's Reorganization is subject to several conditions, but is not subject to the approval of its shareholders.

Each Successor Fund will be identical to its respective Predecessor Fund, except as discussed below. As such, the Prospectus of the Predecessor Funds, as modified by this Supplement, will be used to offer and sell shares of the Successor Funds. Disclosure in the Prospectus relating to the each Predecessor Fund applies to its respective Successor Fund, except as set forth therein or in this Supplement. This Supplement does not modify any disclosure with respect to the Loomis Sayles Investment Grade Bond Fund.

Prospectus Changes Effective as of the Effective Date
-----------------------------------------------------

Changes to the Prospectus:

     . Any references in the Prospectus to the following address: "P.O. Box 8314, Boston, MA 02266-8314", shall be replaced with a reference to "P.O. Box 219594, Kansas City, MO 61421-9594".

     .  Any references in the Prospectus to the following telephone number:
        "800-626-9390", shall be replaced with a reference to "800-633-3330".

     . For purposes of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles U.S. Government Securities Fund, any reference in the Prospectus to "Loomis Sayles Funds II" shall be replaced with a reference to "Loomis Sayles Funds I". For example, taking into account the address change described above, under the section entitled "GENERAL INFORMATION", under the sub-section entitled "How to Purchase Shares", the address provided for purchasing shares of the funds is Loomis Sayles Funds II, P.O. Box 219594, Kansas City, MO 61421-9594. If purchasing shares of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund or Loomis Sayles U.S. Government Securities Fund, "Loomis Sayles Funds II", as set forth in such address, would be replaced with "Loomis Sayles Funds I".

THE RISK/RETURN SUMMARY FOR THE LOOMIS SAYLES BOND FUND IS REVISED AS FOLLOWS

The text under and including the heading "BAR CHART" is replaced with the following text:

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1//2/

1993    1994   1995    1996    1997    1998    1999    2000    2001    2002
22.2%   -4.1%  32.0%   10.3%   12.7%    4.7%    4.5%    4.4%    2.7%   13.3%

The Fund's year-to-date total return through June 30, 2003 +/- ___%/2/

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/The annual total returns shown reflect the results of the Institutional Class of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds II (the "Predecessor Bond Fund") through December 31, 2002. The year-to-date total return shown reflects the results of the Institutional Class of the Predecessor Bond Fund from January 1, 2003 through June 30, 2003. The assets and liabilities of the Predecessor Bond Fund were reorganized into the Fund on [September ___, 2003].

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 10.7% (second quarter, 1995), and the Fund's worst quarter was down 5.0% (third quarter, 1998).

The text under and including the heading "PERFORMANCE TABLE" is replaced with the following text:

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1//2/

-------------------------------------------------------------------------------
                                                                      Since
                                                                    Inception
                                     1 Year   5 Years   10 Years   (5/13/91)/4/
-------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND

RETURN BEFORE TAXES
   Institutional Class                13.34%     5.85%      9.83%         10.46%
   Retail Class                       13.18%     5.59%      9.56%         10.19%
   Admin Class                        12.89%     5.31%      9.01%          9.61%

RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/3/
   Return After Taxes on
    Distributions                     10.17%     2.36%      6.21%          6.80%
   Return After Taxes on
    Distributions and Sale of
    Fund Shares                        8.07%     2.91%      6.18%          6.75%

LEHMAN BROTHERS

GOVERNMENT/CREDIT INDEX               11.04%     7.62%      7.61%          8.21%
(Index returns reflect no deduction for fees, expenses or taxes)

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/Average annual total returns shown for Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Bond Fund through December 31, 2002. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Bond Fund, performance shown for those Classes is based on the performance of the Predecessor Bond Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Bond Fund. Institutional Class shares of the Predecessor Bond Fund commenced operations on May 16, 1991. /3/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional Class of the Fund (see footnote /2/). After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/4/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.

THE RISK/RETURN SUMMARY FOR THE LOOMIS SAYLES GLOBAL BOND FUND IS REVISED AS FOLLOWS

The text under and including the heading "BAR CHART" is replaced with the following text:

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1//2/

1993     1994   1995    1996    1997    1998    1999     2000   2001    2002
14.6%    -8.7%  23.9%   15.0%    2.3%   10.6%    3.8%    -0.3%   5.1%   20.4%

The Fund's year-to-date total return through June 30, 2003 +/- ___%/2/

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/The annual total returns shown reflect the results of the Institutional Class of the Loomis Sayles Global Bond Fund, a series of Loomis Sayles Funds II (the "Predecessor Global Bond Fund") through December 31, 2002. The year-to-date total return shown reflects the results of the Institutional Class of the Predecessor Global Bond Fund from January 1, 2003 through June 30, 2003. The assets and liabilities of the Predecessor Global Bond Fund were reorganized into the Fund on [September ___, 2003].

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.7% (fourth quarter, 1998), and the Fund's worst quarter was down 6.3% (second quarter, 1994).

The text under and including the heading "PERFORMANCE TABLE" is replaced with the following text:

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Salomon Brothers World Government Bond Index, a capitalization-weighted unmanaged index that tracks the performance of 14 government bond markets, and the Lehman Brothers Global

Aggregate Index, an index that covers the most liquid portion of the global investment grade fixed-income bond market. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002/1//2/
-------------------------------------------------------------------------------
                                                                      Since
                                                                    Inception
                                     1 Year   5 Years   10 Years   (5/13/91)/4/
-------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND

RETURN BEFORE TAXES
   Institutional Class                20.40%     7.69%      8.25%          8.56%
   Retail Class                       20.22%     7.42%      8.09%          8.43%

RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/3/
   Return After Taxes on
    Distributions                     18.26%     5.57%      6.11%          6.34%
   Return After Taxes on
    Distributions and Sale of
    Fund Shares                       12.51%     5.19%      5.70%          5.97%

SALOMON BROTHERS WORLD
GOVERNMENT BOND INDEX                 19.49%     5.82%      6.64%          7.47%

LEHMAN BROTHERS GLOBAL
AGGREGATE INDEX                       16.53%     5.66%      6.69%          7.43%
(Index returns reflect no deduction of fees, expenses or taxes)

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/Average annual total returns shown for Institutional Class and Retail Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Global Bond Fund through December 31, 2002. For periods before the inception of Retail Class shares (December 31, 1996) of the Predecessor Global Bond Fund, performance shown for the Retail Class is based on the performance of the Predecessor Global Bond Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class shares of the Predecessor Global Bond Fund. Institutional Class shares of the Predecessor Global Bond Fund commenced operations on May 10, 1991.
/3/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund (see footnote /2/). After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/4/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.

THE RISK/RETURN SUMMARY FOR THE LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND IS REVISED AS FOLLOWS:

The text under and including the heading "BAR CHART" is replaced with the following text:

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1//2/

1993    1994    1995    1996    1997    1998     1999   2000    2001    2002
15.7%   -6.3%   23.0%    1.3%   12.7%    9.3%    -4.5%  17.7%    4.7%   14.2%

The Fund's year-to-date total return through June 30, 2003 +/- ___%/2/

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/The annual total returns shown reflect the results of the Institutional Class of the Loomis Sayles U.S. Government Securities Fund, a series of Loomis Sayles Funds II (the "Predecessor U.S. Government Securities Fund") through December 31, 2002. The year-to-date total return shown reflects the results of the Institutional Class of the Predecessor U.S. Government Securities Fund from January 1, 2003 through June 30, 2003. The assets and liabilities of the Predecessor U.S. Government Securities Fund were reorganized into the Fund on [September ___, 2003].

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 8.34% (third quarter, 2002), and the Fund's worst quarter was down 5.20% (first quarter, 1994).

The text under and including the heading "PERFORMANCE TABLE" is replaced with the following text:

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers U.S. Government Index, an index that tracks the performance of a broad range of fixed income securities issued by the U.S. Government and its agencies or instrumentalities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002/1//2/

-------------------------------------------------------------------------------
                                                                      Since
                                                                    Inception
                                     1 Year   5 Years   10 Years   (5/13/91)/4/
-------------------------------------------------------------------------------

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

RETURN BEFORE TAXES
   Institutional Class                14.21%     7.99%      8.39%          9.29%

RETURN AFTER TAXES/2/
   Return After Taxes on
    Distributions                     11.22%     5.47%      5.47%          6.24%
   Return After Taxes on
    Distributions and Sale of
    Fund Shares                        9.03%     5.18%      5.28%          6.03%

LEHMAN BROTHERS U.S. GOVERNMENT
 INDEX                                11.50%     7.77%      7.56%          8.12%
(Index returns reflect no deduction for fees, expenses or taxes)

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/Average annual total returns shown for Institutional Class shares of the Fund reflect the results of Institutional Class shares of the Predecessor U.S. Government Securities Fund through December 31, 2002.

Institutional Class shares of the Predecessor U.S. Government Securities Fund commenced operations on May 21, 1991.
/3/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/4/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.

Within the section entitled "MANAGEMENT", under the sub-section entitled "Investment Adviser", the parenthetical in the first sentence of the first paragraph stating "(in the case of Loomis Sayles Benchmark Core Bond Fund, the Board of Trustees of Loomis Sayles Funds I)" is amended to read as follows:

     . (in the case of Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles U.S. Government Securities Fund, the Board of Trustees of Loomis Sayles Funds
        I)

Within the section entitled "GENERAL INFORMATION", under the sub-section entitled "How to Exchange Shares", the first paragraph is replaced with the following text:

     . [You may exchange shares of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund or Loomis Sayles U.S. Government Securities Fund for shares of the same Class of any series of Loomis Sayles Funds I that offers that Class of shares, for shares of the same Class of Loomis Sayles Investment Grade Bond Fund or for shares of certain money market funds advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. You may exchange shares of the Loomis Sayles Investment Grade Bond Fund for shares of the same Class of any series of Loomis Sayles Funds II that offers that Class of shares, for shares of the same Class of Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund or Loomis Sayles U.S. Government Securities Fund or for shares of certain money market funds advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles Bond Fund (Institutional Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles Bond Fund (Institutional Class)".

     . Immediately following the financial highlights table for the Loomis Sayles Bond Fund (Institutional Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Institutional Class of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds II (the "Predecessor Bond Fund"). The assets and liabilities of the Predecessor Bond Fund were reorganized into the Fund on [September ___, 2003].

[UPDATED FINANCIAL HIGHLIGHTS TO BE ADDED BY POST EFFECTIVE AMENDMENT.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles Bond Fund (Retail Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles Bond Fund (Retail Class)".

     . Immediately following the financial highlights table for the Loomis Sayles Bond Fund (Retail Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Retail Class of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds II (the "Predecessor Bond Fund"). The assets and liabilities of the Predecessor Bond Fund were reorganized into the Fund on [September ___, 2003].

[UPDATED FINANCIAL HIGHLIGHTS TO BE ADDED BY POST EFFECTIVE AMENDMENT.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles Bond Fund (Admin Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles Bond Fund (Admin Class)".

     . Immediately following the financial highlights table for the Loomis Sayles Bond Fund (Admin Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Admin Class of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds II (the "Predecessor Bond Fund"). The assets and liabilities of the Predecessor Bond Fund were reorganized into the Fund on [September ___, 2003].

[UPDATED FINANCIAL HIGHLIGHTS TO BE ADDED BY POST EFFECTIVE AMENDMENT.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles Global Bond Fund (Institutional Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles Global Bond Fund (Institutional Class)".

     . Immediately following the financial highlights table for the Loomis Sayles Global Bond Fund (Institutional Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Institutional Class of the Loomis Sayles Global Bond Fund, a series of Loomis Sayles Funds II (the "Predecessor Global Bond Fund"). The assets and liabilities of the Predecessor Global Bond Fund were reorganized into the Fund on [September ___, 2003].

[UPDATED FINANCIAL HIGHLIGHTS TO BE ADDED BY POST EFFECTIVE AMENDMENT.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles Global Bond Fund (Retail Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles Global Bond Fund (Retail Class)".

     . Immediately following the financial highlights table for the Loomis Sayles Global Bond Fund (Retail Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Retail Class of the Loomis Sayles Global Bond Fund, a series of Loomis Sayles Funds II (the "Predecessor Global Bond Fund"). The assets and liabilities of the Predecessor Global Bond Fund were reorganized into the Fund on [September ___, 2003].

[UPDATED FINANCIAL HIGHLIGHTS TO BE ADDED BY POST EFFECTIVE AMENDMENT.]

Within the section entitled "FINANCIAL HIGHLIGHTS", under and including the heading "Loomis Sayles U.S. Government Securities Fund (Institutional Class)", the following changes are made:

     . A reference to footnote /1/ is inserted immediately adjacent to the heading "Loomis Sayles U.S. Government Securities Fund (Institutional Class)".

     . Immediately following the financial highlights table for the Loomis Sayles U.S. Government Securities Fund (Institutional Class), the following footnote is inserted:

        /1/The financial information for the periods through September__, 2003 reflects the financial information for the Institutional Class of the Loomis Sayles U.S. Government Securities Fund, a series of Loomis Sayles Funds II (the "Predecessor U.S. Government Securities Fund"). The assets and liabilities of the Predecessor U.S. Government Securities Fund were reorganized into the Fund on [September ___, 2003].

Within the section entitled "MORE INFOMRATION ABOUT THE FUNDS", the following changes are made:

     . The text following the fourth paragraph under this section is replaced in its entirety with the following text (taking into account the changes described herein):

        Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles U.S. Government Securities Fund File No. 811-6241

        Loomis Sayles Investment Grade Bond Fund
        File No. 811-8282

        One Financial Center
        Boston, MA     02111
        800-633-3330
        www.loomissayles.com

                                         LOOMIS SAYLES BENCHMARK CORE BOND FUND

                                                        LOOMIS SAYLES BOND FUND

                                                 LOOMIS SAYLES GLOBAL BOND FUND

                                       LOOMIS SAYLES INVESTMENT GRADE BOND FUND

                                  LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

[LOGO] Loomis Sayles Investment Trust

                                                  prospectus . february 1, 2003

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY                                     1
  General Information                                   1
  Loomis Sayles Benchmark Core Bond Fund                2
  Loomis Sayles Bond Fund                               5
  Loomis Sayles Global Bond Fund                        8
  Loomis Sayles Investment Grade Bond Fund             11
  Loomis Sayles U.S. Government Securities Fund        14
  Summary of Principal Risks                           16

EXPENSES OF THE FUNDS                                  20

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
 AND RISK CONSIDERATIONS                               22

MANAGEMENT                                             35
  Investment Adviser                                   35
  Portfolio Managers                                   35
  Distribution Plans and Administrative and Other Fees 36

GENERAL INFORMATION                                    38
  Pricing                                              38
  How to Purchase Shares                               38
  How to Redeem Shares                                 41
  How to Exchange Shares                               43
  Dividends and Distributions                          44
  Tax Consequences                                     44

FINANCIAL HIGHLIGHTS                                   45

APPENDIX A                                             58

                              LOOMIS SAYLES FUND
                               (less than)/TC
RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Loomis Sayles Fixed Income Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. Each Fund's summary pages include a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after these summary pages.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes bar charts showing each Fund's annual returns and tables showing each Fund's average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:
.. how the Fund's performance varied from year-to-year over the life of the
  Fund; and
.. how the Fund's average annual returns for one year, five years (if applicable), ten years (if applicable), and over the life of the Fund compared to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BENCHMARK CORE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities (including government, corporate, mortgage-backed and asset-backed securities). The Fund may invest in fixed income securities of any maturity.

Loomis Sayles allocates the Fund's assets across various segments of the investment grade bond market in proportions that are generally similar to the weightings of such segments in the Lehman Aggregate Bond Index (the "Index"). Loomis Sayles seeks to create a portfolio that is generally similar to the Index with respect to such key investment attributes as duration, cash flows, industry sectors, credit quality and call protection. Within that context, Loomis Sayles selects securities that it believes are best positioned to outperform the relevant market segment. In making this determination Loomis Sayles will consider, among other things, the financial strength of a particular issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments. The Fund's investments in a particular segment, asset class, or issuer may exceed or be less than those of the Index, and, accordingly, the Fund's performance will vary from that of the Index.

The Fund may invest up to 20% of its assets in foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The Fund also may invest in U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, collateralized mortgage obligations, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class Shares/1/. Until May 1, 2002, the Fund's name was the Loomis Sayles Core Fixed Income Fund.
                [CHART]

 1997/2/   1998   1999   2000   2001   2002
--------- ------ ------ ------ ------ ------
  9.3%     8.3%  -2.2%   9.5%   8.5%   8.4%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.4% (first quarter, 2001), and the Fund's worst quarter was down 1.3% (second quarter, 1999).

/1/ The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Aggregate Index, an index that tracks the performance of the U.S. investment grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset backed securities and commercial mortgage-backed securities. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes.

        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/2 /

--------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                                   1 Year 5 Years (4/24/96)1
--------------------------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE BOND FUND
RETURN BEFORE TAXES
    Institutional Class                                             8.40%  6.42%    6.98%
    Retail Class                                                    8.14%  6.16%    6.70%
    Admin Class                                                     7.88%  5.89%    6.43%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/3/
   Return After Taxes on Distributions                              5.94%  3.66%    4.43%
   Return After Taxes on Distributions and Sales of Fund Shares     5.12%  3.75%    4.34%
LEHMAN BROTHERS AGGREGATE INDEX                                    10.25%  7.55%    8.03%

(Index returns reflect no deduction for fees, expenses or taxes)

For periods prior to the inception of the Retail and Admin Class Shares (April 30, 2002) performance shown for those classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect higher fees paid by Retail and Admin Class shares.

1 The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.
/2 /The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/3 /After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase



                                    [Graphic]
Loomis Sayles Fixed Income Funds
agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/
                                    [CHART]

 1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
------ ------ ------ ------ ------ ------ ------ ------ ------ ------
22.2%  -4.1%  32.0%   10.3%  12.7%  4.7%   4.5%   4.4%   2.7%   13.3%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 10.7% (second quarter, 1995), and the Fund's worst quarter was down 5.0% (third quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                                    Inception
                                                           1 Year 5 Years 10 Years (5/16/91)/3/
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                     13.34%  5.85%   9.83%     10.46%
   Retail Class                                            13.18%  5.59%   9.56%     10.19%
   Admin Class                                             12.89%  5.31%   9.01%      9.61%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
   Return After Taxes on Distributions                     10.17%  2.36%   6.21%      6.80%
   Return After Taxes on Distributions and Sale of Fund
   Shares                                                   8.07%  2.91%   6.18%      6.75%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                    11.04%  7.62%   7.61%      8.21%/3/

(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998), performance shown for those classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares.

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES GLOBAL BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities worldwide, although it may invest up to 20% of its assets in lower rated fixed income securities ("junk bonds"). Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, and Loomis Sayles' expectations regarding general trends in interest rates.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);

.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Because the Fund may invest in emerging markets and developing countries, the Fund's returns may be significantly more volatile and may differ substantially from returns in U.S. fixed income securities markets. Your investment in the Fund also faces the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1 /

                                    [CHART]

 1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
------ ------ ------ ------ ------ ------ ------ ------ ------ -----
14.6%  -8.7%  23.9%  15.0%   2.3%   10.6%  3.8%  -0.3%   5.1%  20.4%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.7% (fourth quarter, 1998), and the Fund's worst quarter was down 6.3% (second quarter, 1994).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Salomon Brothers World Government Bond Index, a capitalization-weighted unmanaged index that tracks the performance of 14 government bond markets, and the Lehman Brothers Global Aggregate Index, an index that covers the most liquid portion of the global investment grade fixed-income bond market. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002/1/

-----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                                    Inception
                                                        1 Year    5 Years 10 Years (5/10/91)/3/
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                  20.40%     7.69%   8.25%       8.56%
   Retail Class                                         20.22%     7.42%   8.09%       8.43%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
   Return After Taxes on Distributions                  18.26%     5.57%   6.11%       6.34%
   Return After Taxes on Distributions and Sale of
    Fund Shares                                         12.51%     5.19%   5.70%       5.97%
SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX//          19.49%     5.82%   6.64%    7.47%/3/
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX//                16.53%     5.66%   6.69%    7.43%/3/
(Index returns reflect no deduction of fees, expenses or taxes)

For periods before the inception of Retail Class Shares (December 31, 1996), performance shown for the Retail Class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class shares.

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase



                                    [Graphic]
Loomis Sayles Fixed Income Funds
agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, swap transactions, and securities lending.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Interest rate risk generally is greater for funds, such as this Fund, that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1 /

                 [CHART]

 1997   1998   1999   2000   2001   2002
------ ------ ------ ------ ------ ------
 14.5%  3.3%   3.9%   11.1%  5.9%   10.8%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 6.6% (second quarter, 1997), and the Fund's worst quarter was down 3.3% (third quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                            10.84%  6.97%    8.19%
   Retail Class                                                   10.60%  6.71%    7.93%
   Admin Class                                                    10.36%  6.45%    7.66%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
   Return After Taxes on Distributions                             8.33%  4.23%    5.33%
   Return After Taxes on Distributions and Sale of Fund Shares     6.56%  4.20%    5.16%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                           11.04%  7.62%    7.97%

(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Retail and Admin Class shares (January 31, 2002), performance for those Classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares, except that for the period from January 2, 1997 to December 18, 2000, during which time Retail Class shares were outstanding. Performance for Retail Class shares during this period reflects the actual performance of such shares.

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in U.S. Government securities and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

In addition, the Fund's portfolio is not as diversified as some of the other Funds' portfolios, which means that the Fund generally invests more of its assets in a smaller number of issuers. As a result, changes in the value of a single security may have a more significant effect on the Fund's net asset value.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1 /

                               [CHART]

1993   1994   1995   1996  1997   1998  1999   2000   2001  2002
-----  -----  -----  ----  -----  ----  -----  -----  ----  -----
15.7%  -6.3%  23.0%  1.3%  12.7%  9.3%  -4.5%  17.7%  4.7%  14.2%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 8.34% (third quarter, 2002), and the Fund's worst quarter was down 5.20% (first quarter, 1994).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers U.S. Government Index, an index that tracks the performance of a broad range of fixed income securities issued by the U.S. Government and its agencies or instrumentalities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002/1/

----------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/21/91)
----------------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
RETURN BEFORE TAXES
   Institutional Class                                14.21%  7.99%    8.39%    9.29%
RETURN AFTER TAXES/2/
   Return After Taxes on Distributions                11.22%  5.47%    5.47%    6.24%
   Return After Taxes on Distributions and Sale of
   Fund Shares                                         9.03%  5.18%    5.28%    6.03%
LEHMAN BROTHERS U.S. GOVERNMENT INDEX                 11.50%  7.77%    7.56%    8.12%/3/

(Index returns reflect no deduction for fees, expenses or taxes)

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects each of the Funds. Increases in interest rates may cause the value of a Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Benchmark Core Bond Fund, the Loomis Sayles Bond Fund, the Loomis Sayles Investment Grade Bond Fund, and the Loomis Sayles U.S. Government Securities Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities, such as the Loomis Sayles Investment Grade Bond Fund, than for funds that invest in fixed income securities with shorter maturities.

Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities. Each Fund may invest in mortgage-related securities. Except for the Loomis Sayles U.S. Government Securities Fund, each Fund may invest in asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for funds that typically invest a significant portion of their assets in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

Funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.

Funds that invest a significant portion of their assets in foreign securities, such as the Loomis Sayles Global Bond Fund, also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of a Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

Each of the Funds, except the Loomis Sayles U.S. Government Securities Fund, is subject to foreign risk. Furthermore, when a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds, except for the Loomis Sayles U.S. Government Securities Fund, is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since each of the Funds, except for the Loomis Sayles U.S. Government Securities Fund, may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

DERIVATIVES RISK

Each Fund, except for the Loomis Sayles U.S. Government Securities Fund, may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

EXPENSES OF THE FUNDS

The following tables present the expenses that you would pay if you buy and hold shares of a Fund.

None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                               TOTAL
                                                              ANNUAL      FEE
                                    DISTRIBUTION               FUND     WAIVER/
                         MANAGEMENT   (12B-1)      OTHER     OPERATING REIMBURSE-    NET
LOOMIS SAYLES FUND/CLASS    FEES        FEES      EXPENSES   EXPENSES    MENT*    EXPENSES*
-------------------------------------------------------------------------------------------
BENCHMARK CORE BOND FUND
  Institutional Class      0.30%       none          0.98%      1.28%     0.83%     0.45%
  Retail Class             0.30%       0.25%       213.91%    214.46%   213.76%     0.70%
  Admin Class              0.30%       0.25%       216.58%**  217.13%   216.18%     0.95%
-------------------------------------------------------------------------------------------
BOND FUND
  Institutional Class      0.60%       none          0.19%      0.79%     0.04%     0.75%
  Retail Class             0.60%       0.25%         0.29%      1.14%     0.14%     1.00%
  Admin Class              0.60%       0.25%         0.83%**    1.68%     0.43%     1.25%
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND
  Institutional Class      0.60%       none          0.47%      1.07%     0.17%     0.90%
  Retail Class             0.60%       0.25%         0.62%      1.47%     0.32%     1.15%
-------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND
FUND
  Institutional Class      0.40%       none          0.73%      1.13%     0.58%     0.55%
  Retail Class             0.40%       0.25%       190.94%    191.59%   190.79%     0.80%
  Admin Class              0.40%       0.25%       191.56%**  192.21%   191.16%     1.05%
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT
SECURITIES FUND
  Institutional Class      0.30%       none          0.86%      1.16%     0.66%     0.50%
-------------------------------------------------------------------------------------------

 * Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.
 ** Other expenses include an administrative fee of up to 0.25% for Admin Class shares.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND/CLASS                               1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
----------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE BOND FUND
  Institutional Class                     $ 46     $324     $622    $1,472
  Retail Class                            $ 72        **       **        **
  Admin Class                             $ 97        **       **        **
----------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                     $ 77     $248     $435    $  974
  Retail Class                            $102     $348     $614    $1,374
  Admin Class                             $127     $488     $872    $1,951
----------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                     $ 92     $323     $574    $1,290
  Retail Class                            $117     $433     $772    $1,730
----------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
  Institutional Class                     $ 56     $302     $566    $1,323
  Retail Class                            $ 82        **       **        **
  Admin Class                             $107        **       **        **
----------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES
FUND
  Institutional Class                     $ 51     $303     $575    $1,350
----------------------------------------------------------------------------

 * Expenses shown for each Class include the fee waiver/reimbursement for the first year of each period.
 ** Based on the annual average net assets as of September 30, 2002, without the expense reimbursement the expenses of the class would exceed the initial investment in year two. As a result, a shareholder would incur expenses over the three, five and ten year periods totaling $10,952 and $10,926 for the Loomis Sayles Benchmark Core Bond Fund Retail and Admin Class, respectively, and $10,941 and $10,915 for the Loomis Sayles Investment Grade Bond Fund Retail and Admin Class, respectively.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for the investment objectives of the Loomis Sayles Investment Grade Bond Fund and the Loomis Sayles Benchmark Core Bond Fund, and any investment policies that are identified as "fundamental," the investment objectives, policies and strategies of each Fund may be changed without a vote of its shareholders.

Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), a Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATED FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time a Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. A Fund's achievement of its investment objective may be more dependent on Loomis Sayles' own credit analysis than is the case with Funds that invest in higher quality fixed income securities, such as the Loomis Sayles Investment Grade Bond Fund. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to



                                    [Graphic]
Loomis Sayles Fixed Income Funds
  invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be not assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

In addition to investing directly in U.S. Government securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund that invests in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the



                                    [Graphic]
Loomis Sayles Fixed Income Funds
securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States (other than obligations of supranational entities) are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international



                                    [Graphic]
Loomis Sayles Fixed Income Funds
aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions may allow a Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

A Fund may enter into swap transactions on one or more particular securities, indices, currencies, or interest rates to gain market exposure at reduced transaction costs, to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, and/or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter-party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counter party enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the



                                    [Graphic]
Loomis Sayles Fixed Income Funds
cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Funds (in the case of Loomis Sayles Benchmark Core Bond Fund, the Board of Trustees of Loomis Sayles Investment Trust) oversees the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:


Fund                                          Management Fee
------------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund            0.30%
------------------------------------------------------------
Loomis Sayles Bond Fund                           0.60%
------------------------------------------------------------
Loomis Sayles Global Bond Fund                    0.60%
------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund          0.40%
------------------------------------------------------------
Loomis Sayles U.S. Government Securities Fund     0.30%
------------------------------------------------------------

Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except as noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES BENCHMARK CORE BOND FUND Kurt L. Wagner and Michael F. Harris, Vice Presidents of Loomis Sayles and Loomis Sayles Investment Trust, have served as co-portfolio managers of the Fund since May 2002 and January 2003, respectively.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BOND FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Kathleen C. Gaffney, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as co-portfolio manager of the Fund since October 1997.

LOOMIS SAYLES GLOBAL BOND FUND Kenneth M. Buntrock and David W. Rolley, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as co-portfolio managers of the Fund since September 2000.

LOOMIS SAYLES HIGH INCOME FUND Daniel J. Fuss and Kathleen C. Gaffney have served as co-portfolio managers of the Fund since its inception in 1996.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND Daniel J. Fuss has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1996. Steven Kaseta, Vice President of Loomis Sayles Funds and Loomis Sayles, has served as co-portfolio manager of the Fund since February 2002.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND Clifton Rowe and John Hyll, Vice Presidents of Loomis Sayles Funds and Loomis Sayles, have served as co-portfolio managers of the Fund since January 2003.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund and the Loomis Sayles Investment Grade Bond Fund are offered exclusively through intermediaries, who will be the record owner of the shares. Admin Class shares of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund and the Loomis Sayles Investment Grade Bond Fund may pay an administrative fee at an annual rate of up to .25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who are shareholders of the Funds.

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

GENERAL INFORMATION

PRICING

The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Class equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

 . BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles Funds at 800-626-9390, for the desired Fund or Funds, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:

       Loomis Sayles Funds
       P.O. Box 8314
       Boston, MA 02266-8314

 . THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services.

 . THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles Funds at 800-626-9390.

 . THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) cash, (2) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of the Fund, (3) exchanging securities acceptable to Loomis Sayles Funds, or (4) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

You also may wire subsequent investments to the Funds by using the following wire instructions:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  Attn: Custody and Shareholder Services
  (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, a Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market.

In order to avoid dividend dilution, it is expected that Loomis Sayles will reject purchase orders for shares of the Loomis Sayles Investment Grade Bond Fund in excess of $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the NYSE is open for business.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement plan forms available. The minimum initial investment for each Fund generally is $250,000 for Institutional Class shares (except for the Loomis Sayles Bond Fund), and $2,500 for Retail Class shares. Because Admin Class shares are purchased exclusively through intermediaries there is no minimum. The minimum initial investment for Institutional Class shares of the Loomis Sayles Bond Fund is $25,000. Each subsequent investment must be at least $50.

Loomis Sayles Funds may waive these minimums in its sole discretion.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 8314, Boston, MA 02266-8314, and we will resume separate mailings within 30 days.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You may make redemptions directly from each Fund either by mail or by telephone.

 . BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

       Loomis Sayles Funds
       PO Box 8314
       Boston, MA 02266-8314

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

 . BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at 800-626-9390. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee (currently $5) will be deducted from the proceeds of each wire.

   A telephone redemption request must be received by Loomis Sayles Funds prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day when the Exchange is not open for business, Loomis Sayles Funds cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

   The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

 . SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-626-9390 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:

.. If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
.. If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange shares of a Fund for shares of the same Class of any Fund in the Loomis Sayles Funds series that offers that Class of shares, for shares of the same Class of Loomis Sayles Benchmark Core Bond Fund, a series of Loomis Sayles Investment Trust, or for shares of certain money market funds advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Since excessive exchange activity may interfere with portfolio management and may have an adverse effect on other shareholders of a Fund, the exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market. The Funds reserve the right to terminate or limit your exchange privilege if you make more than four exchanges in a calendar year. The Funds may terminate the exchange privilege upon 60 days' notice to shareholders.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.




                                    [Graphic]
Loomis Sayles Fixed Income Funds

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The table below provides further information on each Fund's dividend policy.


FUND                                                     DIVIDEND POLICY
------------------------------------------------------------------------------------
Loomis Sayles Bond Fund                       Generally, declares and pays dividends
Loomis Sayles U.S. Government Securities Fund               quarterly
------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                Generally, declares and pays dividends
Loomis Sayles Benchmark Core Bond Fund                       annually
------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund      Generally, declares and pays dividends
                                                             monthly
------------------------------------------------------------------------------------

Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Funds typically will make capital gain distributions annually, but the Funds may make more frequent capital gain distributions.

You may choose to:

.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of the distributions or have the distributions transferred through Automated Clearing House
  ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences. You should consult your tax adviser for more information on how an investment in a Fund will affect your own tax situation. Distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of net short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, less any net long-term capital losses, are taxable as ordinary income. Properly designated distributions of net long-term capital gains, which result from the sale of securities that a Fund has held for more than one year, less any net short-term capital losses, are taxable as long-term capital gains (generally, taxable at a maximum rate of 20%). Distributions from the Loomis Sayles U.S. Government Securities Fund typically are expected to be taxable as ordinary income.

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In addition to income tax on a Fund's distributions, any gain that results if your shares are sold or redeemed generally is subject to income tax. An exchange of Fund shares for shares of another Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 800-626-9390.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BENCHMARK CORE BOND FUND (INSTITUTIONAL CLASS)

                                                     Year Ended
                           --------------------------------------------------------------
                           Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,   Dec. 31,
                             2002+      2001       2000       1999      1998*       1997
------------------------------------------------------------------------------------------
Net asset value,
 beginning of period        $ 10.80    $ 10.51    $ 10.55    $ 11.49   $ 10.66    $ 10.14
                            -------    -------    -------    -------   -------    -------
Income from investment
 operations--
 Net investment income         0.60##     0.71##     0.69##     0.61      0.50       0.39
 Net realized and
   unrealized gain
   (loss) on investments       0.09       0.47      (0.12)     (0.76)     0.33       0.55
                            -------    -------    -------    -------   -------    -------
   Total from investment
    operations                 0.69       1.18       0.57      (0.15)     0.83       0.94
                            -------    -------    -------    -------   -------    -------
Less distributions--
 Dividends from net
   investment income          (0.90)     (0.89)     (0.61)     (0.64)     0.00      (0.39)
 Distributions from net
   realized capital gains      0.00       0.00       0.00      (0.15)     0.00#     (0.03)
                            -------    -------    -------    -------   -------    -------
   Total distributions        (0.90)     (0.89)     (0.61)     (0.79)     0.00      (0.42)
                            -------    -------    -------    -------   -------    -------
Net asset value, end of
 period                     $ 10.59    $ 10.80    $ 10.51    $ 10.55   $ 11.49    $ 10.66
                            =======    =======    =======    =======   =======    =======
Total return (%)**              6.9       11.9        5.8       (1.4)      7.8++      9.2
Net assets, end of
 period (000)               $17,594    $16,476    $16,107    $22,584   $19,341    $16,110
Ratio of net expenses to
 average net assets
 (%)***                        0.45       0.47       0.53       0.65      0.65+++    0.65
Ratio of gross expenses
 to average net assets
 (%)                           1.28       1.08       0.90       1.15      1.27+++    1.80
Ratio of net investment
 income to average net
 assets (%)                    5.77       6.78       6.74       6.14      6.08+++    6.34
Portfolio turnover
 rate (%)                        94         85         69         29        45++       59

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the period ended September 30, 2002, the effect of this change to the Institutional Class was a decrease to net investment income by $0.03 per share, an increase to net realized and unrealized gain (loss) on investments by $0.03 per share and a decrease to the ratio of net investment income to average net assets from 6.10% to 5.77% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++  Periods less than one year are not annualized.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
#   Amount is less than $0.01 per share.
## Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES BENCHMARK CORE BOND FUND (RETAIL CLASS)

                                                          FOR THE PERIOD ENDED
                                                          SEPTEMBER 30, 2002+*
                                                          --------------------
Net asset value, beginning of period                             $10.04
                                                                 ------
Income from investment operations--
  Net investment income                                            0.20#
  Net realized and unrealized gain (loss) on investments           0.34
                                                                 ------
   Total from investment operations                                0.54
                                                                 ------
Net asset value, end of period                                   $10.58
                                                                 ======
Total return (%)**                                                  5.4++
Net assets, end of period (000)                                     $13
Ratio of net expenses to average net assets (%)***                 0.70+++
Ratio of gross expenses to average net assets (%)                214.46+++
Ratio of net investment income to average net assets (%)           4.60+++
Portfolio turnover rate (%)                                          94++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the period ended September 30, 2002, the effect of this change to the Retail Class was a decrease to net investment income by $0.03 per share, an increase to net realized and unrealized gain (loss) on investments by $0.03 per share and a decrease to the ratio of net investment income to average net assets from 5.39% to 4.60% on an annualized basis.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
*  Commencement of operations on May 1, 2002 through September 30, 2002.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BENCHMARK CORE BOND FUND (ADMIN CLASS)

                           FOR THE PERIOD ENDED
                           SEPTEMBER 30, 2002+*
                           --------------------
-----------------------------------------------
Net asset value,
 beginning of period             $ 10.04
                                 -------
Income from investment
 operations--
 Net investment income              0.19#
 Net realized and
   unrealized gain
   (loss) on investments            0.34
                                 -------
   Total from investment
    operations                      0.53
                                 -------
Net asset value, end of
 period                          $ 10.57
                                 =======
Total return (%)**                   5.3++
Net assets, end of
 period (000)                         11
Ratio of net expenses to
 average net assets
 (%)***                             0.95+++
Ratio of gross expenses
 to average net assets
 (%)                              217.13+++
Ratio of net investment
 income to average net
 assets (%)                         4.33+++
Portfolio turnover
 rate (%)                             94++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the period ended September 30, 2002, the effect of this change to the Admin Class was a decrease to net investment income by $0.03 per share, an increase to net realized and unrealized gain (loss) on investments by $0.03 per share and a decrease to the ratio of net investment income to average net assets from 5.11% to 4.33% on an annualized basis.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
*  Commencement of operations on May 1, 2002 through September 30, 2002.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
# Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

LOOMIS SAYLES BOND FUND (INSTITUTIONAL CLASS)

                                                          Year Ended
                           ------------------------------------------------------------------------
                            Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,    Sept. 30,    Dec. 31,
                              2002+       2001        2000        1999         1998*        1997
----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $    10.39  $    11.53  $    11.70  $    12.30  $    12.83    $    12.38

                           ----------  ----------  ----------  ----------  ----------    ----------
Income from investment
 operations--
  Net investment income          0.82#       0.94#       0.96        0.98        0.69          0.86
  Net realized and
   unrealized gain
   (loss) on
   investments                  (0.06)      (0.91)      (0.20)      (0.06)      (0.78)         0.67
                           ----------  ----------  ----------  ----------  ----------    ----------
   Total from
    investment
    operations                   0.76        0.03        0.76        0.92       (0.09)         1.53
                           ----------  ----------  ----------  ----------  ----------    ----------
Less distributions--
  Dividends from net
   investment income            (0.82)      (1.17)      (0.93)      (1.00)      (0.44)        (0.86)
  Distributions from net
   realized capital gains        0.00        0.00        0.00       (0.52)       0.00         (0.22)
                           ----------  ----------  ----------  ----------  ----------    ----------
   Total distributions          (0.82)      (1.17)      (0.93)      (1.52)      (0.44)        (1.08)
                           ----------  ----------  ----------  ----------  ----------    ----------
Net asset value, end of
 period                    $    10.33  $    10.39  $    11.53  $    11.70  $    12.30    $    12.83
                           ==========  ==========  ==========  ==========  ==========    ==========
Total return (%)**                7.5         0.3         6.7         7.6        (0.9)++       12.7
Net assets, end of
 period (000)              $1,172,286  $1,383,951  $1,670,825  $1,541,834  $1,455,312    $1,261,910
Ratio of net expenses to
 average net
 assets (%)***                   0.75        0.75        0.75        0.75        0.75+++       0.75
Ratio of gross expenses
 to average net
 assets (%)                      0.79        0.78        0.76        0.75        0.76+++       0.77
Ratio of net investment
 income to average net
 assets (%)                      7.76        8.52        8.32        8.15        7.34+++       7.36
Portfolio turnover
 rate (%)                          22          20          17          33          24++          41

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the impact to the Institutional Class per share net investment income and net realized and unrealized gain
   (loss) was less than $.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 7.77% to 7.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BOND FUND (RETAIL CLASS)

                                                       Year Ended
                                   ------------------------------------------------    Jan. 2** to
                                   Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,    Dec. 31,
                                     2002+     2001      2000      1999      1998*        1997
---------------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $ 10.39   $ 11.52   $ 11.69   $ 12.29   $ 12.82      $ 12.38
                                    -------   -------   -------   -------   -------      -------
Income from investment
 operations--
  Net investment income                0.79#     0.91#     0.92      0.96      0.66         0.84#
  Net realized and unrealized
   gain (loss) on investments         (0.05)    (0.91)    (0.19)    (0.08)    (0.77)        0.65
                                    -------   -------   -------   -------   -------      -------
   Total from investment
    operations                         0.74      0.00      0.73      0.88     (0.11)        1.49
                                    -------   -------   -------   -------   -------      -------
Less distributions--
  Dividends from net
   investment income                  (0.80)    (1.13)    (0.90)    (0.96)    (0.42)       (0.83)
  Distributions from net realized
   capital gains                       0.00      0.00      0.00     (0.52)     0.00        (0.22)
                                    -------   -------   -------   -------   -------      -------
   Total distributions                (0.80)    (1.13)    (0.90)    (1.48)    (0.42)       (1.05)
                                    -------   -------   -------   -------   -------      -------
Net asset value, end of period      $ 10.33   $ 10.39   $ 11.52   $ 11.69   $ 12.29      $ 12.82
                                    =======   =======   =======   =======   =======      =======
Total return (%)***                     7.3       0.1       6.5       7.3      (1.1)++      12.4++
Net assets, end of period (000)     $61,845   $77,035   $78,039   $55,490   $53,908      $33,240
Ratio of net expenses to average
 net assets (%)****                    1.00      1.00      1.00      1.00      1.00+++      1.00+++
Ratio of gross expenses to average
 net assets (%)                        1.14      1.13      1.08      1.04      1.06+++      1.20+++
Ratio of net investment income
 to average net assets (%)             7.51      8.28      8.10      7.90      7.13+++      7.09+++
Portfolio turnover rate (%)              22        20        17        33        24++         41++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the impact to the Retail Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Retail Class decreased from 7.53% to 7.51% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++  Periods less than one year are not annualized.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES BOND FUND (ADMIN CLASS)

                                                     Year Ended
                                       --------------------------------------  Jan. 2* to
                                       Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                         2002+     2001      2000      1999       1998
-------------------------------------------------------------------------------
Net asset value, beginning of period    $10.38    $11.52    $11.69    $12.28     $12.83
                                        ------    ------    ------    ------     ------
Income from investment operations--
  Net investment income                   0.76#     0.88#     0.86      0.92#      0.47
  Net realized and unrealized gain
   (loss) on investments                 (0.05)    (0.92)    (0.16)    (0.06)     (0.62)
                                        ------    ------    ------    ------     ------
   Total from investment operations       0.71     (0.04)     0.70      0.86      (0.15)
                                        ------    ------    ------    ------     ------
Less distributions--
  Dividends from net investment
   income                                (0.77)    (1.10)    (0.87)    (0.93)     (0.40)
  Distributions from net realized
   capital gains                          0.00      0.00      0.00     (0.52)      0.00
                                        ------    ------    ------    ------     ------
   Total distributions                   (0.77)    (1.10)    (0.87)    (1.45)     (0.40)
                                        ------    ------    ------    ------     ------
Net asset value, end of period          $10.32    $10.38    $11.52    $11.69     $12.28
                                        ======    ======    ======    ======     ======
Total return (%)**                         7.0      (0.3)      6.2       7.1       (1.3)++
Net assets, end of period (000)         $6,383    $5,498    $3,736    $1,548     $  630
Ratio of net expenses to average net
 assets (%)***                            1.25      1.25      1.25      1.25       1.25+++
Ratio of gross expenses to average net
 assets would have been (%)               1.68      1.71      1.98      2.38       6.32+++
Ratio of net investment income to
 average net assets (%)                   7.22      8.02      7.90      7.66       7.45+++
Portfolio turnover rate (%)                 22        20        17        33         24++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the impact to the Admin Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Admin Class decreased from 7.24% to 7.22% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
*  Commencement of operations on January 2, 1998.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES GLOBAL BOND FUND (INSTITUTIONAL CLASS)

                                                          Year Ended
                                 -----------------------------------------------------------
                                 Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                   2002+     2001      2000      1999      1998*       1997
---------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $ 11.08   $ 10.93   $ 12.60   $ 11.93   $ 11.83    $ 12.35
                                  -------   -------   -------   -------   -------    -------
Income from investment
 operations--
  Net investment income              0.68#     0.72#     0.76#     0.79      0.53       0.71
  Net realized and unrealized
   gain (loss) on investments        0.92      0.07     (1.33)     0.87     (0.43)     (0.42)
                                  -------   -------   -------   -------   -------    -------
   Total from investment
    operations                       1.60      0.79     (0.57)     1.66      0.10       0.29
                                  -------   -------   -------   -------   -------    -------
Less distributions--
  Dividends from net
   investment income                 0.00     (0.60)    (0.67)    (0.70)     0.00      (0.81)
  Distributions from net
   realized capital gains            0.00     (0.04)    (0.43)    (0.29)     0.00       0.00
                                  -------   -------   -------   -------   -------    -------
   Total distributions               0.00     (0.64)    (1.10)    (0.99)     0.00      (0.81)
                                  -------   -------   -------   -------   -------    -------
Net asset value, end of period    $ 12.68   $ 11.08   $ 10.93   $ 12.60   $ 11.93    $ 11.83
                                  =======   =======   =======   =======   =======    =======
Total return (%)**                   14.4       7.7      (5.0)     14.2       0.9++      2.3
Net assets, end of period (000)   $44,810   $37,681   $37,035   $34,154   $29,860    $28,401
Ratio of net expenses to average
 net assets (%)***                   0.90      0.90      0.90      0.90      0.90+++    0.90
Ratio of gross expenses to
 average net assets (%)              1.07      1.09      1.12      1.10      1.18+++    1.22
Ratio of net investment income
 to average net asset (%)            5.78      6.65      6.64      6.32      6.00+++    5.88
Portfolio turnover rate (%)            65        58        17        42        28++       75

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the effect of this change to the Institutional Class was a decrease to net investment income by $0.01 per share, an increase to net realized and unrealized gain (loss) on investments by $0.01 per share and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES GLOBAL BOND FUND (RETAIL CLASS)

                                                         Year Ended
                                     -----------------------------------------------    Jan. 2** to
                                     Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                       2002+     2001      2000      1999      1998*       1997
----------------------------------------------------------------------------------------
Net asset value, beginning of period  $ 11.06   $ 10.91   $ 12.57   $11.91    $11.83      $12.35
                                      -------   -------   -------   ------    ------      ------
Income from
 investment operations--
  Net investment income                  0.65#     0.69#     0.73#    0.76#     0.44        0.63#
  Net realized and unrealized gain
   (loss) on investments                 0.91      0.07     (1.32)    0.86     (0.36)      (0.37)
                                      -------   -------   -------   ------    ------      ------
   Total from investment
    operations                           1.56      0.76     (0.59)    1.62      0.08        0.26
                                      -------   -------   -------   ------    ------      ------
Less distributions--
  Dividends from net investment
   income                                0.00     (0.57)    (0.64)   (0.67)     0.00       (0.78)
  Distributions from net realized
   capital gains                         0.00     (0.04)    (0.43)   (0.29)     0.00        0.00
                                      -------   -------   -------   ------    ------      ------
   Total distributions                   0.00     (0.61)    (1.07)   (0.96)     0.00       (0.78)
                                      -------   -------   -------   ------    ------      ------
Net asset value, end of period        $ 12.62   $ 11.06   $ 10.91   $12.57    $11.91      $11.83

                                      =======   =======   =======   ======    ======      ======
Total return (%)***                      14.1       7.4      (5.2)    13.8       0.7++       2.0++
Net assets, end of period (000)       $12,103   $10,375   $11,721   $7,106    $6,376      $4,694
Ratio of net expenses to average net
 assets (%)****                          1.15      1.15      1.15     1.15      1.15+++     1.15+++
Ratio of gross expenses to average
 net assets (%)                          1.47      1.47      1.51     1.61      1.78+++     2.44+++
Ratio of net investment income to
 average net assets (%)                  5.53      6.42      6.41     6.08      5.77+++     5.60+++
Portfolio turnover rate (%)                65        58        17       42        28++        75++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the effect of this change to the Retail Class was a decrease to net investment income by $0.01 per share, an increase to the net realized and unrealized gain
    (loss) on investments by $0.01 per share and a decrease to the ratio of net investment income to average net assets from 5.63% to 5.53% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++  Periods less than one year are not annualized.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighed average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (INSTITUTIONAL CLASS)

                                                     Fiscal Year Ended
                                     -----------------------------------------------    Jan. 2** to
                                     Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                       2002+     2001      2000      1999      1998*       1997
----------------------------------------------------------------------------------------
Net asset value, beginning of period  $10.09    $ 9.92    $ 9.96    $10.28    $10.59      $10.00
                                      ------    ------    ------    ------    ------      ------
Income from investment
 operations--
  Net investment income                 0.62#     0.65#     0.73#     0.76      0.52        0.65
  Net realized and unrealized gain
   (loss) on investments                0.09      0.18     (0.05)    (0.12)    (0.50)       0.77
                                      ------    ------    ------    ------    ------      ------
   Total from investment
    operations                          0.71      0.83      0.68      0.64      0.02        1.42
                                      ------    ------    ------    ------    ------      ------
Less distributions--
  Dividends from net investment
   income                              (0.55)    (0.66)    (0.72)    (0.70)    (0.33)      (0.71)
  Distributions from net realized
   capital gains                       (0.02)     0.00      0.00     (0.26)     0.00       (0.12)
                                      ------    ------    ------    ------    ------      ------
   Total distributions                 (0.57)    (0.66)    (0.72)    (0.96)    (0.33)      (0.83)
                                      ------    ------    ------    ------    ------      ------
Net asset value, end of period        $10.23    $10.09    $ 9.92    $ 9.96    $10.28      $10.59

                                      ======    ======    ======    ======    ======      ======
Total return (%)***                      7.2       8.6       7.2       6.5       0.0++      14.5++
Net assets, end of period (000)       $7,874    $8,549    $2,905    $2,427    $2,778      $2,445
Ratio of net expenses to average net
 assets (%)****                         0.55      0.55      0.55      0.55      0.55+++     0.55+++
Ratio of gross expenses to average
 net assets (%)                         1.13      1.36      3.23      2.87      4.19+++     7.59+++
Ratio of net investment income to
 average net assets (%)                 6.08      6.43      7.35      6.83      6.68+++     6.74+++
Portfolio turnover rate (%)               39        15        23        42        48++       112++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect to the Institutional Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 6.10% to 6.08% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++   Periods less than one year are not annualized.
+++  Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (RETAIL CLASS)1

                                                                         Year Ended
                                                               ---------------------------
                                For the Period  For the Period
                                 Jan. 31, 2002   Oct. 1, 2000                                 Jan. 2** to
                                      to              to       Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                Sept. 30, 2002+ Dec. 18, 2000    2000      1999      1998*       1997
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $ 10.18         $ 9.91      $ 9.95    $10.27    $10.59      $10.00
                                    -------         ------      ------    ------    ------      ------
Income from investment
 operations--
  Net investment income                0.39#          0.13#       0.71#     0.64      0.48        0.62#
  Net realized and unrealized
   gain (loss) on investments          0.04           0.24       (0.05)    (0.03)    (0.49)       0.78
                                    -------         ------      ------    ------    ------      ------
   Total from investment
    operations                         0.43           0.37        0.66      0.61     (0.01)       1.40
                                    -------         ------      ------    ------    ------      ------
Less distributions--
  Dividends from net
   investment income                  (0.38)         (0.14)      (0.70)    (0.67)    (0.31)      (0.69)
  Distributions from net
   realized capital gains              0.00           0.00        0.00     (0.26)     0.00       (0.12)
                                    -------         ------      ------    ------    ------      ------
   Total distributions                (0.38)         (0.14)      (0.70)    (0.93)    (0.31)      (0.81)
                                    -------         ------      ------    ------    ------      ------
Net asset value, end of period      $ 10.23         $10.14      $ 9.91    $ 9.95    $10.27      $10.59
                                    =======         ======      ======    ======    ======      ======
Total return (%)***                     4.3            3.8++       6.9       6.2      (0.2)++     14.3++
Net assets, end of period (000)     $    11         $2,426      $2,250    $2,561    $1,743      $  862
Ratio of net expenses to
 average net assets (%)****            0.80           0.80+++     0.80      0.80      0.80+++     0.80+++
Ratio of gross expenses to
 average net assets would
 have been (%)                       191.59           1.91+++     3.01      3.20      5.25+++    10.95+++
Ratio of net investment income
 to average net assets (%)             5.85           6.31+++     7.16      6.60      6.43+++     6.51+++
Portfolio turnover rate (%)              39              1++        23        42        48++       112++

1 Retail Class shares of the Loomis Sayles Investment Grade Bond Fund were converted into Institutional Class shares on December 18, 2000. Institutional Class shares have been outstanding since January 2, 1997. The Class recommenced operations on January 31, 2002.
+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect to the Retail Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Retail Class decreased from 5.88% to 5.85% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized. The portfolio turnover rate as of September 30, 2001 was 15%.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (ADMIN CLASS)

                                                           For the Period
                                                           Jan. 31, 2002
                                                                 to
                                                          Sept. 30, 2002+*
--------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.18
                                                              -------
Income from investment operations--
  Net investment income                                          0.38#
  Net realized and unrealized gain (loss) on investments         0.04
                                                              -------
   Total from investment operations                              0.42
                                                              -------
Less distributions--
  Dividends from net investment income                          (0.37)
  Distributions from net realized capital gains                  0.00
                                                              -------
   Total distributions                                          (0.37)
                                                              -------
Net asset value, end of period                                $ 10.23
                                                              =======
Total return (%)**                                                4.2++
Net assets, end of period (000)                               $    11
Ratio of net expenses to average net assets (%)***               1.05+++
Ratio of gross expenses to average net assets (%)              192.21+++
Ratio of net investment income to average net assets (%)         5.62+++
Portfolio turnover rate (%)                                      39++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the effect to the Admin Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Admin Class decreased from 5.63% to 5.62% on an annualized basis.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
*  Commencement of operations on January 31, 2002.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND (INSTITUTIONAL CLASS)

                                                         Year Ended
                                -----------------------------------------------------------
                                Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                  2002+     2001      2000      1999      1998*       1997
--------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                          $ 11.19   $ 10.62   $ 10.38   $ 11.41   $ 10.70    $ 10.08
                                 -------   -------   -------   -------   -------    -------
Income from investment
 operations--
  Net investment income             0.51#     0.62#     0.68      0.65      0.43       0.63
  Net realized and unrealized
   gain (loss) on investments       0.83      0.70      0.22     (1.03)     0.58       0.61
                                 -------   -------   -------   -------   -------    -------
   Total from investment
    operations                      1.34      1.32      0.90     (0.38)     1.01       1.24
                                 -------   -------   -------   -------   -------    -------
Less distributions--
  Dividends from net
   investment income               (0.59)    (0.75)    (0.66)    (0.65)    (0.30)     (0.62)
                                 -------   -------   -------   -------   -------    -------
Net asset value, end of period   $ 11.94   $ 11.19   $ 10.62   $ 10.38   $ 11.41    $ 10.70
                                 =======   =======   =======   =======   =======    =======
Total return (%)**                  12.4      12.9       9.1      (3.5)      9.6++     12.7
Net assets, end of period (000)  $13,492   $15,018   $11,495   $16,141   $29,246    $17,668
Ratio of operating expenses to
 average net assets (%)***          0.50      0.50      0.50      0.52      0.60+++    0.60
   Ratio of gross expenses to
    average net assets (%)          1.16      1.25      1.24      1.03      0.97+++    1.23
Ratio of net investment income
 to average net assets (%)          4.58      5.63      6.17      5.75      5.61+++    6.29
Portfolio turnover rate (%)          101       124        86        75        84++      156

+ As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the effect of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investments by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The"D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

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

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

                      THIS PAGE INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statements of additional information (SAIs) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAIs, the auditor's report and the most recent annual reports to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.

You may review and copy information about the Funds, including the SAIs, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' applicable file numbers as set forth below.

Loomis Sayles Benchmark Core Bond Fund
Loomis Sayles Investment Trust
File No. 811-8282

All Other Funds
Loomis Sayles Funds
File No. 811-6241

One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com

[LOGO] Loomis Sayles
LOOMIS SAYLES FUNDS
One Financial Center
Boston, MA 02111

Telephone: (800) 633-3330
www.loomissayles.com

                                                   Filed Pursuant to Rule 497(e)
                                                   File Nos. 33-39133, 811-6241
                                                   333-22931 and 811-8282



                         LOOMIS SAYLES INVESTMENT TRUST
               Loomis Sayles Benchmark Core Bond Fund (the "Fund")

                      Supplement dated February 28, 2003 to
                   Loomis Sayles Fixed Income Funds Prospectus
                             dated February 1, 2003

The following information replaces the paragraph on page 35 under the section titled "Portfolio Managers" relating to Fund:

LOOMIS SAYLES BENCHMARK CORE BOND FUND Kurt L. Wagner, Vice President of Loomis Sayles Investment Trust and Loomis Sayles, has served as co-portfolio manager of the Fund since May 2002. Clifton Rowe, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since February 2003.

                               LOOMIS SAYLES FUNDS
                         LOOMIS SAYLES INVESTMENT TRUST


                     Supplement dated March 14, 2003 to the
                      Loomis Sayles Fixed Income Funds and
                         the Loomis Sayles Equity Funds
                                  Prospectuses
                             dated February 1, 2003


Effective April 1, 2003, Admin Class shares of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Small Cap Growth Fund (each a "Fund") will no longer be available for purchase. Admin Class shares of each Fund are expected to be converted to Retail Class shares of the Fund on or about May 21, 2003.

                               Loomis Sayles Funds
                         Loomis Sayles Investment Trust

     Supplement dated June 20, 2003 to the Loomis Sayles Fixed Income Funds, Loomis Sayles Equity Funds, Loomis Sayles Investment Trust Fixed Income Funds
          and Loomis Sayles Investment Trust Equity Funds Prospectuses
               (the "Prospectuses"), each dated February 1, 2003,
                  each as may be supplemented from time to time

On June 12, 2003, the Board of Trustees (the "Trustees") of Loomis Sayles Funds and Loomis Sayles Investment Trust (the "Trusts") approved the following changes to the Trusts:

Effective July 1, 2003, the Trusts' distributor is changing to CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116 for all of the funds whose shares are offered through the Prospectuses (the "Funds"). All references to Loomis Sayles Distributor, L.P. in the Prospectuses are replaced with CDC IXIS Asset Management Distributors, L.P. CDC IXIS Asset Management Distributors, L.P. is affiliated with Loomis Sayels & Company, L.P., the investment adviser to the Trust's series.

Effective July 1, 2003 the names of the Trusts will change as follows:

      Current Name                                     New Name

      ------------------------------------------       -----------------------

      Loomis Sayles Funds                              Loomis Sayles Funds II

      Loomis Sayles Investment Trust                   Loomis Sayles Funds I

The following information applies to the Loomis Sayles Small Cap Value, Loomis Sayles Bond, Loomis Sayles Global Bond, Loomis Sayles U.S. Government Securities and Loomis Sayles Tax-Managed Equity Funds only.

On June 12, 2003, the Trustees of the Trusts approved the reorganizations of certain series of Loomis Sayles Funds into newly formed series of Loomis Sayles Investment Trust (each a "Reorganization" and, together, the "Reorganizations"). Effective at the close of business on or about September 12, 2003, Loomis Sayles Small Cap Value Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles U.S. Government Securities Fund (the "Predecessor Funds") will cease to be series of Loomis Sayles Funds and will be reorganized to become series of Loomis Sayles Investment Trust (the "Successor Funds"). Consequently, shareholders of the Predecessor Funds will become shareholders of the same share class of the Successor Funds. The effectiveness of each Predecessor Fund's Reorganization is subject to various conditions, but is not subject to the approval of its shareholders. Shareholders will receive more information relating to the Reorganizations in September 2003.

Also on June 12, 2003, the Trustees of the Trusts approved the reorganization of Loomis Sayles Tax-Managed Equity Fund (formerly, the Loomis Sayles Provident
Fund) (the "Predecessor Fund"), a series of Loomis Sayles Investment Trust, into a newly created series (the "Successor Fund") of Loomis Sayles Funds (the "Reorganization"). Effective at the close of business on or about September 12, 2003, the Predecessor Fund will cease to be a series of Loomis Sayles Investment Trust and will be reorganized to become the Successor Fund. Consequently, shareholders of the Predecessor Fund will become shareholders of the same share class of the Successor Fund. The effectiveness of the Predecessor Fund's Reorganization is subject to various conditions, but is not subject to the approval of its shareholders. Shareholders will receive more information relating to the Reorganization in September 2003.

Each Predecessor Fund and its corresponding Successor Fund will have the same investment objective, investment strategies, fees and expenses and portfolio management personnel. Each Predecessor Fund is advised by Loomis, Sayles & Company, L.P. ("Loomis Sayles") and each Successor Fund will also have Loomis Sayles as its investment advisor.

It is expected that each Reorganization described above will be tax free to the relevant Predecessor Fund and its shareholders and to the relevant Successor Fund. Assuming the Reorganizations are tax free, the following tax consequences will apply:

     o A Predecessor Fund shareholder (1) will not recognize any gain or loss on the Successor Fund shares received in exchange for Predecessor Fund shares; (2) will have the same aggregate tax basis in the Successor Fund shares received as the shareholder had in the Predecessor Fund shares exchanged; and (3) will have a holding period in the shareholder's Successor Fund shares that will include the holding period of the Predecessor Fund shares exchanged (provided the shareholder held his or her Predecessor Fund shares as a capital asset).

    o The Predecessor Fund will not recognize any gain or loss upon the transfer of its assets to the Successor Fund in exchange for Successor Fund shares and the assumption of the Successor Fund's liabilities, or upon the distribution of the Successor Fund shares to its shareholders in liquidation.

    o The Successor Fund (1) will not recognize any gain or loss upon the receipt of the Predecessor Fund's assets in exchange for the Successor Fund shares and the assumption of the Predecessor Fund's liabilities;
         (2) will have the same tax basis in the Predecessor Fund's assets as the Predecessor Fund had in such assets; and (3) will have a holding period for the Predecessor Fund's assets that includes the holding period that the Predecessor Fund had in such assets.

Shareholders should consult their tax advisers regarding other possible tax consequences of the Reorganizations, including possible state and local tax consequences.

The following information applies to the Loomis Sayles Growth, Loomis Sayles International Equity, Loomis Sayles Investment Grade Bond and Loomis Sayles Research Funds only.

On June 12, 2003, the Trustees of Loomis Sayles Funds authorized the issuance of different classes of shares for the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Research Fund (in this paragraph, these funds are referred to as the "Funds"). Effective on or about September 12, 2003, the Funds will each offer Class A, B, C and Y shares. On such date, any outstanding Retail Class shares of the Funds will be converted into Class A shares of the Funds. Also on such date, Institutional Class shares of the Funds will be converted into Class Y shares of the Funds. Expenses relating to these classes of shares (including expenses relating to distribution arrangements) will not change as a result of the conversions. Although purchases of Class A shares will generally be subject to a front-end sales charge, Retail Class shareholders of the Funds whose shares are converted into Class A shares will be eligible to purchase additional Class A shares of any series of Loomis Sayles Funds that offers Class A shares, without a front-end sales charge. Shares of the new classes of the Funds are not yet available for purchase. Shares of the new classes of the Funds will only be offered and sold through separate prospectuses. As such, effective on or about September 12, 2003, shares of the Loomis Sayles Investment Grade Bond Fund will no longer be offered or sold through the Loomis Sayles Fixed Income Funds prospectus and shares of the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund will no longer be offered or sold through the Loomis Sayles Equity Funds prospectus, unless notification to the contrary is provided. Shareholders will receive more information with respect to the proposed multi-class structure in September 2003.

Effective June 2, 2003, the new mailing address for Loomis Sayles Funds and Loomis Sayles Investment Trust is:

Loomis Sayles Funds/Loomis Sayles Investment Trust
P.O. Box 219594
Kansas City, MO 64121-9594

                             STATEMENT OF ADDITIONAL
                                   INFORMATION

                                                            [September 12], 2003

     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus or Prospectuses of each Series ("Fund") of Loomis Sayles Investment Trust dated February 1, 2003, as revised from time to time. Each reference to the Prospectus in this Statement of Additional Information shall include all of the Funds' current Prospectuses, unless otherwise noted.* This Statement of Additional Information should be read in conjunction with the applicable Prospectus. [A copy of each Fund's Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.]

LOOMIS SAYLES INVESTMENT TRUST

   .  Loomis Sayles Benchmark Core Bond Fund
   .  Loomis Sayles Bond Fund
   .  Loomis Sayles Core Plus Fixed Income Fund
   .  Loomis Sayles Fixed Income Fund
   .  Loomis Sayles Global Bond Fund
   . Loomis Sayles Institutional High Income Fund (formerly, Loomis Sayles High Yield Fixed Income Fund)
   .  Loomis Sayles Intermediate Duration Fixed Income Fund
   .  Loomis Sayles Investment Grade Fixed Income Fund
   .  Loomis Sayles Mid Cap Growth Fund
   .  Loomis Sayles Small Company Growth Fund
   .  Loomis Sayles Small Cap Value Fund*
   .  Loomis Sayles U.S. Government Securities Fund
----------
* Shares of the Loomis Sayles Small Cap Value Fund are offered through the Loomis Sayles Equity Funds prospectus. Shares of certain series of Loomis Sayles Funds are also offered through the Loomis Sayles Equity Funds prospectus. Reference to the Prospectus of the Loomis Sayles Small Cap Value Fund does not include a reference to the series of Loomis Sayles Funds also offered through the Loomis Sayles Equity Funds prospectus.

                                TABLE OF CONTENTS

THE TRUST                                                                     1

INVESTMENT STRATEGIES AND RISKS                                               1

     Investment Restrictions                                                  1

     Investment Strategies                                                    3

     U.S. Government Securities                                               3

     When-Issued Securities                                                   5

     Zero Coupon Bonds                                                        5

     Repurchase Agreements                                                    6

     Real Estate Investment Trusts                                            6

     Rule 144A Securities                                                     7

     Foreign Currency Transactions                                            7

     Options and Futures                                                      8

     Small Companies                                                         11

     Private Placements                                                      11

     Investment Companies                                                    11

MANAGEMENT OF THE TRUST                                                      11

PRINCIPAL HOLDERS                                                            17

INVESTMENT ADVISORY AND OTHER SERVICES                                       20

PORTFOLIO TRANSACTIONS AND BROKERAGE                                         25

DESCRIPTION OF THE TRUST                                                     29

     Voting Rights                                                           29

     Shareholder and Trustee Liability                                       30

     How to Buy Shares                                                       31

     Net Asset Value                                                         31

SHAREHOLDER SERVICES                                                         32

     Open Accounts                                                           32

     Systematic Withdrawal Plan                                              34

     Exchange Privilege                                                      35

     IRAs                                                                    35

     Redemptions                                                             36

TAXES                                                                        36

FINANCIAL STATEMENTS                                                         38

CALCULATION OF YIELD AND TOTAL RETURN                                        38

PERFORMANCE COMPARISONS                                                      39

PERFORMANCE DATA                                                             44

APPENDIX A--PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION       47

APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE                           49

                                    THE TRUST

     Loomis Sayles Investment Trust (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes [twelve] series (collectively, the "Funds," with each series being known as a "Fund"). The Trust was organized as a Massachusetts business trust on December 23, 1993.

     The Loomis Sayles Tax-Managed Equity Fund (formerly, the Loomis Sayles Provident Fund) reorganized into a newly created series of Loomis Sayles Funds and ceased to be a series of the Trust on [September 12], 2003.

     The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund (the "Successor Funds") commenced operations on [September 12], 2003 as series of the Trust. Prior to [September 12], 2003 the Successor Funds were series of Loomis Sayles Funds (the "Predecessor Funds"). Information set forth in this Statement of Additional Information regarding the Successor Funds for periods prior to [September 12], 2003 relates to the Predecessor Funds.

     Admin Class shares of the Benchmark Core Bond Fund were converted into Retail Class shares of such Fund on [May 21, 2003].

     Shares of the Funds are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS

     The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of each Fund other than the Loomis Sayles Bond Fund, the Loomis Sayles Global Bond Fund, the Loomis Sayles Small Cap Value Fund and the Loomis Sayles U.S. Government Securities Fund, as set forth in its Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Company Growth Fund (and those marked with an asterisk are fundamental policies of each of these Funds):

The Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Company Growth Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

     *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Funds' use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

      (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)

     These Funds intend, based on the views of the SEC, to restrict their investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, these Funds, as a matter of non-fundamental operating policy, currently do not intend to invest in such securities, except Rule 144A securities.

     For purposes of the foregoing restrictions, these Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, do these Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each of the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund (and those marked with an asterisk are fundamental policies of each of these Funds):

The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund will not:

           (1) Invest in companies for the purpose of exercising control or management.

          *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

          *(4) Make loans, except that each Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

           (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

           (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

           (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
     (9) and (10) below. (For
     purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

          *(8) Purchase any security (other than U.S. Government securities)if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

          *(9) Borrow money, except to the extent permitted under the 1940 Act (except that this restriction does not apply to the Loomis Sayles Investment Grade Bond Fund).

           (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that each of the Loomis Sayles Emerging Markets Fund, Loomis Sayles International Equity Fund and Loomis Sayles Worldwide Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds. However, as a fundamental policy, the Loomis Sayles Investment Grade Bond Fund may not borrow in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

           (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

           (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

           (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

           (14) Write or purchase puts, calls, or combinations of both, except that each Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

          *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     Each of these Funds intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

     For purposes of the foregoing restrictions, these Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, do these Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without providing 60 days notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

     Loomis Sayles Benchmark Core Bond Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Bond Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Core Plus Fixed Income Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Fixed Income Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Global Bond Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Intermediate Duration Fixed Income Fund

     The Fund normally will invest at least 80% of its assets in fixed income securities.

     Loomis Sayles Investment Grade Fixed Income Fund

     The Fund normally will invest at least 80% of its assets in investment grade fixed income securities.

     Loomis Sayles Mid Cap Growth Fund

     The Fund normally will invest at least 80% of its assets in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index.

     Loomis Sayles Small Company Growth Fund

     The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

     Loomis Sayles Small Cap Value Fund

     The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

     Loomis Sayles U.S. Government Securities Fund

     The Fund normally will invest at least 80% of its assets in U.S. Government securities, as described in the Fund's prospectus.

INVESTMENT STRATEGIES

     Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. Government Securities

     U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

     U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the

Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

     The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities

     When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed- delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Zero Coupon Bonds

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements

     Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Real Estate Investment Trusts

     REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

Rule 144A Securities

     Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Foreign Currency Transactions

     Since investment in securities of foreign issuers will usually involve and investments in securities of supranational entities and certain other issuers may involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

     A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

     Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

     The Funds generally will not enter into forward contracts with a term of greater than one year.

     Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

     Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

Options and Futures

     An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

     If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

     The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

     Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

     An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

     Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

     In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

Small Companies

     Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

Private Placements

     The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and the Loomis Sayles U.S. Government Securities Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

     While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

     The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Investment Companies

     The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and the Loomis Sayles U.S. Government Securities Fund may invest in investment companies. Investment companies, including companies such as iShares and "SPDR," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.

                             MANAGEMENT OF THE TRUST

The Trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts.

Independent Trustees

                                                                                       Number of
                                                Term of                              Portfolios in
                                              Office and        Principal            Fund Complex          Other
                          Position(s) Held    Length of         Occupation(s)         Overseen by    Directorships Held
Name, Address and Age        with Trust     Time Served/1/   During Past 5 Years      Trustee/+/       By The Trustee
Joseph Alaimo, (72)/2/   Trustee            Less than 1      Chairman,                   [21]        Formerly,
530 North Lexington                         Year             Wayne Hummer                            Director, Wintrust
Drive                                                        Investment Trust                        Financial
Lake Forest, Illinois                                                                                Corporation


Graham T. Allison,       Trustee and        Less than 1      Douglas Dillon              [48]        Director, Taubman
Jr., (62)                Member of the      Year             Professor and                           Centers, Inc.;
399 Boylston Street      Contract Review                     Director of the                         Board Member, USEC
Boston, MA 02116         and Governance                      Belfer Center for                       Inc.; Trustee, AEW
                         Committee                           Science and                             Real Estate Income
                                                             International                           Fund
                                                             Affairs, John F.
                                                             Kennedy School of
                                                             Government,
                                                             Harvard University


Edward A. Benjamin,      Trustee and        Less than 1      Director,                   [48]        0
(64)                     Member of the      Year             Precision
71 Sierra Rosa Loop      Audit Committee                     Corporation
Santa Fe, NM 87506                                           (optics
                                                             manufacturer);
                                                             Director, Coal,
                                                             Energy Investments
                                                             & Management, LLC;
                                                             formerly, Partner,
                                                             Ropes & Gray (law
                                                             firm) until 1999

Daniel M. Cain, (58)     Trustee and        Less than 1      President and CEO,          [48]        Trustee, Universal
452 Fifth Avenue         Member of the      Year             Cain Brothers &                         Health Realty
New York, NY 10018       Audit Committee                     Company,                                Income Trust;
                                                             Incorporated                            Director, PASC;
                                                             (investment                             Trustee, AEW Real
                                                             banking)                                Estate Income Fund

Paul G. Chenault, (68)    Trustee and       Less than 1      Retired; formerly,          [48]
5852 Pebble Beach Way     Member of the     Year             Trustee of                              Director, Mailco
San Luis Obispo,          Contract Review                    Variable Investors                      Office Products,
CA 93401                  and Governance                     Series Trust. From                      Inc.
                          Committee                          August 1997 to
                                                             September 1997,                         Trustee, AEW Real
                                                             Vice President of                       Estate Income Fund
                                                             Loomis Sayles and
                                                             Prior to October                        Director and Vice
                                                             1995, Senior Vice                       Chairman, AES
                                                             President and                           Corporation;
                                                             Chief Investment                        Trustee, AEW Real
                                                             Officer, XL                             Estate Income Fund
                                                             Capital Ltd.,
                                                             Hamilton, Bermuda                       Director, Verizon
                                                                                                     Communications;
                                                                                                     Director, Rohm and
                                                                                                     Haas Company;
                                                                                                     Trustee, AEW Real
                                                                                                     Estate Income Fund

Kenneth J. Cowan, (70)   Trustee and        Less than 1      Retired                [48]        0
399 Boylston Street      Member of the      Year
Boston, MA 02116         Contract Review
                         and Governance
                         Committee

Richard Darman, (59)     Trustee and        Less than 1      Partner, The           [48]        0
399 Boylston Street      Member of the      Year             Carlyle Group
Boston, MA 02116         Contract Review                     (investments);
                         and Governance                      Formerly,
                         Committee                           Professor, John F.
                                                             Kennedy School of
                                                             Government,
                                                             Harvard University

Sandra O. Moose, (61)    Trustee and        Less than 1      Senior Vice            [48]        0
One Exchange Place       Member of the      Year             President and
Boston, MA 02109         Audit Committee                     Director, The
                                                             Boston Consulting
                                                             Group, Inc.
                                                             (management
                                                             consulting)

John A. Shane, (70)      Trustee and        Less than 1      President,             [48]        Director,
200 Unicorn Park Drive   Member of the      Year             Palmer Service                     Eastern Bank
Woburn, MA 01801         Contract Review                     Corporation                        Corporation;
                         and Governance                      (venture capital                   Director, Gensym
                         Committee                           Organization)                      Corporation;
                                                                                                Director, Overland
                                                                                                Storage, Inc.;
                                                                                                Director, Abt
                                                                                                Associates Inc.;
                                                                                                Trustee, AEW Real
                                                                                                Estate Income Fund

                                                                                                Trustee, AEW Real
                                                                                                Estate Income Fund

Pendleton P. White,      Trustee and        Less than 1      Retired                [48]        0
(72)/2/                  Member of the      Year
6 Breckenridge Lane      Contract Review
Savannah, GA 31411       and Governance
                         Committee

Interested Trustees/3/

                                                                                                       Number of
                                                                                                       Portfolios        Other
                                                      Term of Office                                 in Fund Complex  Directorships
                             Position(s) Held with    and Length of      Principal Occupation(s)       Overseen by      Held by
Name, Address and Age                Trust             Time Served         During Past 5 Years           Trustee+        Trustee
-------------------------    ---------------------  -----------------  ----------------------------  ---------------  -------------
Robert J. Blanding, (55)/4/  President, Chief       Less than          President, Chairman,                [48]       0
555 California Steet,        Executive Officer and  1 Year (Served as  Director and Chief Executive
San Fransisco, CA            Trustee (Formerly,     Executive Vice     Officer, Loomis Sayles
                             Executive Vice         President for 5
                             President and Vice     Years and Vice
                             President)                                President for 3
                                                    Years)

John T. Hailer, (42)/5/      Trustee                Less than 1 Year   President and Chief                 [48]       Trustee, AEW
399 Boylston Street                                                    Executive Officer, CDC IXIS                    Real Estate
Boston, MA 02116                                                       Asset Management                               Income Fund
                                                                       Distributors, L.P.;
                                                                       formerly, Senior Vice
                                                                       President, Fidelity
                                                                       Investments

Peter S. Voss, (56)/6/       Chairman of the        Less than 1 Year   Director, President and             [48]+      Trustee,
399 Boylston Street          Board; Trustee                            Chief Executive Officer, CDC                   Harris
Boston, MA 02116                                                       IXIS Asset Management North                    Associates
                                                                       America, L.P.                                  Investment
                                                                                                                      Trust;
                                                                                                                      Trustee,  AEW
                                                                                                                      Real Estate
                                                                                                                      Income Fund

----------

+ Each Trustee, except for Mr. Alaimo, oversees the Trust (which is currently comprised of [twelve] separate series), Loomis Sayles Funds (which is currently comprised of [nine] separate series) and the CDC Nvest Funds Complex (which is comprised of the following six trusts: CDC Nvest Funds Trust I, which consists of [15] separate series, CDC Nvest Funds Trust II, which consists of [5] separate series, CDC Nvest Funds Trust III, which consists of [3] separate series, CDC Nvest Companies Trust I, which consists of 1 series, CDC Nvest Cash Management Trust, which consists of 1 series and CDC Nvest Tax Exempt Money Market Trust, which consists of 1 series). Mr. Alaimo is a Trustee of the Trust and Loomis Sayles Funds only.

1 Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72.

2    Messrs. Alaimo and White are expected to retire by December 31, 2003.

3    "Interested persons" (as defined in the 1940 Act) of the Trust.

4 Mr. Blanding is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles.

5 Mr. Hailer is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of CDC IXIS Asset Management Distributors, L.P.

6 Mr. Voss is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles.

                                    OFFICERS

     The following table lists the executive officers of the Trust, their ages, addresses and the length of time such person served as an executive officer of the Trust. Each such person has been elected to the indicated office of the Trust by the Trustees of the Trust. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

[To be updated]
                                                                Term of
                                 Position(s) Held         Office and Length of      Principal Occupation(s)
Name, Address and Age**            with Trust                 Time Served*           During Past 5 Years
---------------------------   -----------------------   ------------------------   -------------------------
Robert J. Blanding, (55)      President, Chief          Less than 1 Year (Served   President, Chairman,
555 California Street,        Executive Officer and     as Executive Vice          Director and Chief
San Francisco, California     Trustee (Formerly,        President for 5 Years      Executive Officer, Loomis
                              Executive Vice            and as Vice President      Sayles.
                              President and Vice        for 3 Years)
                              President)

Christopher R. Ely, (47)      Vice President            4 Years                    Vice President and
                                                                                   Director, Loomis Sayles.

Philip C. Fine, (53)          Vice President            4 Years                    Vice President, Loomis
                                                                                   Sayles.

Daniel J. Fuss, (69)          Executive Vice            Less than 1 Year           Vice Chairman, Director,
                              President (Formerly,      (Served as President       Loomis Sayles
                              President)                for 8 years)

Kathleen C. Gaffney, (41)     Vice President            6 Years                    Vice President, Loomis
                                                                                   Sayles.

Joseph R. Gatz, (41)          Vice President            3 Years                    Vice President, Loomis
39533 Woodward Ave.                                                                Sayles. Formerly,
Bloomfield Hills, MI                                                               Portfolio Manager, Bank
                                                                                   One Investment Advisers
                                                                                   Corporation.

Dean A. Gulis, (47)           Vice President            3 Years                    Vice President, Loomis
39533 Woodward Ave.                                                                Sayles.
Bloomfield Hills, MI

Robert G. Ix, (38)            Vice President            Less than 1 Year           Vice President, Loomis
                                                                                   Sayles. Formerly,
                                                                                   Portfolio Manager at The
                                                                                   Bank of New York.

Steven Kaseta, (48)           Vice President            1 Year                     Vice President, Loomis
                                                                                   Sayles.

Peter Palfrey, (41)           Vice President            Less than 1 year           Vice President, Loomis
                                                                                   Sayles. Formerly, Vice
                                                                                   President and Portfolio
                                                                                   Manager, Back Bay
                                                                                   Advisors, L.P.

Nicholas H. Palmerino, (38)   Treasurer (Formerly,      Less than 1 Year           Senior Vice President,
399 Boylston Street           Assistant Treasurer)      (Served as Assistant       CDC IXIS Asset Management
Boston, MA 02116                                        Treasurer for 7 Years)     Services, Inc.; Senior
                                                                                   Vice President, CDC IXIS
                                                                                   Asset Management Advisers,
                                                                                   L.P.; formerly, Vice
                                                                                   President, Loomis, Sayles
                                                                                   & Company, L.P.

<F1>
* Each executive officer serves for an indefinite term in accordance with the current By-Laws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
<F2>
** Except as indicated, the address of each executive officer is One Financial Center, Boston, Massachusetts 02111.

                                       15

                                                                Term of
                                 Position(s) Held         Office and Length of      Principal Occupation(s)
Name, Address and Age**            with Trust                 Time Served*           During Past 5 Years
---------------------------   -----------------------   ------------------------   -------------------------
John Pelletier, (38)          Secretary                 Less than 1 Year           Senior Vice President,
399 Boylston Street                                                                General Counsel, Secretary
Boston,  MA 02861                                                                  and Clerk, CDC IXIS
                                                                                   Distribution Corporation;
                                                                                   Senior Vice President,
                                                                                   General Counsel, Secretary
                                                                                   and Clerk, CDC IXIS Asset
                                                                                   Management Distributors,
                                                                                   L.P.; Senior Vice
                                                                                   President, General
                                                                                   Counsel, Secretary and
                                                                                   Clerk, CDC IXIS Asset
                                                                                   Management Advisers, L.P.;
                                                                                   Executive Vice President,
                                                                                   General Counsel,
                                                                                   Secretary, Clerk, and
                                                                                   Director, CDC IXIS Asset
                                                                                   Management Services, Inc.

Lauren Pitalis, (42)          Vice President            1 Year                     Vice President, Loomis
                                                                                   Sayles.

Craig Smith, (38)             Vice President            2 Years                    Vice President, Loomis
227 W. Monroe Street,                                                              Sayles.
Chicago, IL

David L. Smith, (43)          Vice President            4 Years                    Vice President, Loomis
                                                                                   Sayles.

Frederick E. Sweeney, Jr.,    Vice President            4 Years                    Vice President, Loomis
(41)                                                                               Sayles.

Daniel G. Thelen, (45)        Vice President            3 Years                    Vice President, Loomis
39533 Woodward Ave.                                                                Sayles.
Bloomfield Hills, MI

Kurt Wagner, (43)             Vice President            1  Year                    Vice President, Loomis
227 W. Monroe Street                                                               Sayles.
Chicago, IL

<F1>
* Each executive officer serves for an indefinite term in accordance with the current By-Laws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
<F2>
** Except as indicated, the address of each executive officer is One Financial Center, Boston, Massachusetts 02111.

     The Trust pays no compensation to its officers and Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Each Independent Trustee, except for Mr. Alaimo, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (in addition to the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual fund portfolios in the Loomis Sayles Funds Complex (which is comprised of the Trust and Loomis Sayles Funds) and the CDC Nvest Funds Complex based on a formula that takes into account, among other factors, the relative net assets of each fund.

     Mr. Alaimo is compensated at the rate of $5,000 per in-person meeting per annum. In addition, he receives an annual retainer of $20,000 and is reimbursed for travel expenses in connection with attendance at meetings. These fees are allocated ratably among the mutual fund portfolios in the Loomis Sayles Funds Complex based on a formula that takes into account, among other factors, the relative net assets of each fund.

Committees of the Board of Trustees

     The Trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee. During the last calendar year, the Trust had an Audit Committee, a Contract Review Committee and a Nominating and Governance Committee. During the last calendar year, each of the Audit Committee, Contract Review Committee and Nominating and Governance Committee met twice.

     The Contract Review and Governance Committee of the Trust is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust and governance matters relating to the Trust, including the nomination of additional independent trustees. [The Contract Review and Governance Committee does not currently have a process by which security holders can nominate candidates for election as a trustee of the Trust.]

     The Audit Committee of the Trust is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian.

Trustee Beneficial Ownership

     The following tables set forth the dollar range of shares owned by each Trustee as of December 31, 2002 in (i) the Funds and (ii) in all funds overseen by the trustee in the [CDC Nvest Funds Complex and] Loomis Sayles Funds Complex on an aggregate basis:

Interested Trustees

                                          Robert           John            Peter
Dollar Range of Fund Shares           J. Blanding        T. Hailer        S. Voss
-----------------------------------  ---------------   -------------   -------------
Loomis Sayles Benchmark Core
 Bond Fund                                      none            none            none
Loomis Sayles Bond Fund              $10,001-$50,000            none   over $100,000
Loomis Sayles Global Bond Fund                  none            none   over $100,000
Loomis Sayles Core Plus Fixed
 Income Fund                                    none            none            none
Loomis Sayles Fixed Income Fund                 none            none            none
Loomis Sayles Institutional High
 Income Fund                           over $100,000            none            none
Loomis Sayles Intermediate Duration
 Fixed Income Fund                              none            none            none
Loomis Sayles Investment Grade
 Fixed Income Fund                              none            none            none
Loomis Sayles Mid Cap Growth Fund               none            none            none
Loomis Sayles Small Company
 Growth Fund                                    none            none            none
Loomis Sayles Small Cap Value Fund     over $100,000   over $100,000            none
Loomis Sayles Government
 Securities Fund                                none            none            none

[Aggregate Dollar Range of Fund
 Shares in Funds Overseen by
 Trustee in CDC Nvest Funds
 Complex and Loomis Sayles Funds
 Complex]:                            over  $100,000   over $100,000   over $100,000

Independent Trustees:

                           Graham T.
Dollar Range     Joseph    Allison,   Edward A.  Daniel M.   Paul G.   Kenneth J.   Richard   Sandra O.   John A.   Pendleton
of Fund Shares   Alaimo      Jr.      Benjamin     Cain     Chenault     Cowan       Darman     Moose      Shane     P.White
--------------  ---------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ---------  ---------
Loomis Sayles
 Benchmark
 Core Bond
 Fund                none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Bond Fund           none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Global Bond
 Fund                none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Core Plus
 Fixed
 Income Fund         none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Fixed
 Income Fund         none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Institutional
 High Income
 Fund                none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Intermediate
 Duration
 Fixed               over
 Income Fund    $ 100,000       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Investment
 Grade Fixed
 Income Fund         none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Mid Cap
 Growth Fund         none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Small
 Company
 Growth Fund         none       none       none       none       none        none       none       none       none       none
Loomis Sayles
 Small Cap                                                  $ 50,001-
 Value Fund          none       none       none       none  $ 100,000        none       none       none       none       None
Loomis Sayles
 U.S.
 Government
 Securities
 Fund                none       none       none       none       none        none       none       none       none       None

[Aggregate
 Dollar
 Range of
 Fund Shares
 in Funds
 Overseen by
 Trustee in
 CDC Nvest
 Funds
 Complex and
 Loomis
 Sayles
 Funds               over                                   [$ 50,001-
 Complex]:      $ 100,000      [none]     [none]     [none]  $100,000]      [none]     [none]     [none]     [none]     [none]

                               Compensation Table

                  For the Fiscal Year Ended September 30, 2002*

       (1)                      (2)           (3)              (5)
                                                              Total
                                                          Compensation
                                           Pension or    From CDC Nvest
                                           Retirement    Funds Complex
                                            Benefits       and Loomis
                            Aggregate      Accrued as     Sayles Funds
                           Compensation   Part of Fund    Complex Paid
Name of Person, Position   from Trust       Expenses       to Trustee
------------------------   ------------   ------------   ---------------

Interested Trustees
-------------------
Robert J. Blanding               N/A           N/A       $           N/A
John T. Hailer                   N/A           N/A       $      [______]
Peter S. Voss                    N/A           N/A       $      [______]

Independent Trustees
--------------------
Joseph Alaimo                    N/A           N/A       $           N/A
Graham T. Allison, Jr.           N/A           N/A       $      [______]
Edward A . Benjamin              N/A           N/A       $        12,161**
Daniel M. Cain                   N/A           N/A       $      [______]
Paul G. Chenault                 N/A           N/A       $           N/A
Kenneth J. Cowan                 N/A           N/A       $      [______]
Richard Darman                   N/A           N/A       $      [______]
Sandra O. Moose                  N/A           N/A       $      [______]
John A. Shane                    N/A           N/A       $      [______]
Pendleton P. White               N/A           N/A       $      [______]
-------------
* The table provides compensation information for the current trustees of the Trust. Messrs. Hailer and Voss (each an Interested Trustee), Messrs. Allison, Cain, Cowan, Darman, Shane and White (each an Independent Trustee) and Ms. Moose (an Independent Trustee) were newly elected to the Board of Trustees of the Trust on May [14], 2003. Robert J. Blanding (Interested Trustee), Joseph Alaimo, Edward A. Benjamin and Paul G. Chenault (each an Independent Trustee) were newly elected to the Board of Trustees on October 15, 2002. Messrs. Alaimo, Benjamin, Blanding and Chenault were elected to succeed Timothy Hunt and Charles Finlayson (each a former Independent Trustee). During the fiscal year ended September 30, 2002, Timothy Hunt and Charles Finlayson each received $10,000 from the Trust. ** Total compensation figures include compensation received from the series of the New England Zenith Fund advised by Loomis Sayles and its affiliates (four prior to May 1, 2002, two thereafter).

     Code of Ethics. The Trust, Loomis Sayles and [CDC IXIS Asset Management Distributors, L.P.] each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.

                                PRINCIPAL HOLDERS

     The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of [July 31], 2003.

[To be provided.]
                                                                   Percentage
                                                                   of Shares
Shareholder                           Address                         Held
-----------------------------------   --------------------------   ----------
LOOMIS SAYLES BENCHMARK CORE BOND FUND (Institutional
 Class of Shares)

Asbestos Workers Local #184           36 East Warner Road                    %
Pension Plan                          Akron, OH 44319

City of Livonia Retiree Health and    3300 Civic Center Drive                %
Disability Benefits Plan and Trust    Livonia, MI 48154-3097

AAUW Educational Foundation           1111 Sixteenth Street, NW              %
                                      Washington, DC 20036

Southeastern Michigan Chapter, NECA   25180 Lahser Road                      %
                                      Southfield, MI 48037

LOOMIS SAYLES BOND FUND (Institutional Class of Shares)

Charles Schwab & Co. Inc.             101 Montgomery St.                     %
                                      San Francisco, CA 94104

                                      200 Liberty St.
National Financial Services Corp.     One World Financial Center
FEBO Customers                        New York, NY 10281                     %
LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

Concordia College Corp.               901 8th Street                         %
                                      Moorhead, MN 56562

Union Bank of CA                      PO Box 85484                           %
                                      San Diego, CA 92186-5484

LOOMIS SAYLES FIXED INCOME FUND

Wake Forest University                Reynolds Hall Rm 203                   %
                                      P.O. Box 7354
                                      1834 Wake Forest Rd
                                      Winston-Salem, NC 27109

LOOMIS SAYLES GLOBAL BOND FUND (Institutional Class Shares)
Charles Schwab & Co. Inc.             101 Montgomery St.                     %
                                      San Francisco, CA 94104

Fleet National Bank TTEE Kaman Corp   P.O. Box 92800                         %
Master Trust Fixed Income Fund        Rochester, NY 14692

Wells Fargo Bank MN NA FBO Desert     P.O. Box 1533                          %
States
UFCW Union Employees Pension          Minneapolis, MN 55480
San Diego Transit Pension Plan        P.O. Box 2511                          %
                                      San Diego, CA 92112

Fort Hays University Endowment        610 Port Street                        %
Association                           Hays, KS 67601

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Blue Cross Blue Shield of             Landmark Center
Massachusetts, Inc.                   401 Park Dr.
Retirement Income Trust               Boston, MA 02215

Mills College                         500 MacArthur Blvd.
                                      Oakland, CA 94613

Energen Corporation                   210 Sixth Avenue,
Retirement Income Plan                North Birmingham, AL 35203

Daniel J. Fuss                        44 Longfellow Rd.
                                      Wellesley, MA 02481

Worcester Polytechnic Institute       100 Institute Rd.
                                      Worcestor, MA 01609

City of Dearborn Heights              6045 Fenton Ave.
Policeman and Firemen Retirement      Bearborn Heights, MI 48127
System

                                                                   Percentage
                                                                   of Shares
Shareholder                                   Address                 Held
-----------------------------------   --------------------------   ----------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

Trustees of Clark University          950 Main Street
                                      Worcester, MA 01610

Youngstown Jewish Foundation          505 Gypsy Lane
                                      Youngstown, OH 44504

Wells Fargo Bank FBO                  P.O. Box 1533
Syntegra                              Minneapolis, MN 55480

Charles Schwab & Co. Inc.             101 Montgomery St.
                                      San Francisco, CA 94104

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Braintree Contributory Retirement     71 Cleveland Avenue
System                                Braintree, MA 02184

Local 522 Pension Fund                139-16 91st Avenue
                                      Jamaica, NY 11435

Bost & Co c/o Mellon Bank             P.O. Box 3198
                                      Pittsburgh, PA 15230

Jupiter & Co.                         P.O. Box 9130
                                      FPG 90
                                      Boston, MA 02117-9130

FMB Trust Company                     P.O. Box 1596
                                      Baltimore, MD 21203-1596

Harrington Memorial Hospital          100 South St.
Endowment                             Southbridge, MA 01550

LOOMIS SAYLES MID CAP GROWTH FUND

City of Cambridge                     795 Massachusetts Ave
                                      Cambridge, MA 02139

                                                                   Percentage
                                                                   of Shares
Shareholder                                   Address                 Held
-----------------------------------   --------------------------   ----------

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

Massachusetts Water Resources          100 First Avenue
Authority
Employees Retirement Plan             Charlestown Navy Yard
                                      Charlestown, MA 02129

Westfield Contributory Retirement     59 Court St.
                                      P.O. Box 106
                                      Westfield, MA 01086

Saxon & Co.                           P.O. Box 7780                          %
                                      Philadelphia, PA 19182

Strafe & Co.                          P.O. Box 160                           %
                                      Westerville, OH 43086

Detroit Institute of Arts Founders    5200 Woodward Ave.                     %
                                      Detroit, MI 48202

Wisconsin Province of the             3400 West Wisconsin Ave.               %
Society of Jesus                      Milwaukee, WI 53208

The University of Memphis             108 Billy Mac Jones Bldg.              %
Foundation                            Memphis, TN 38152

Northern Arizona Healthcare           1200 N. Beaver                         %
                                      Flagstaff, AZ

Salomon Smith Barney                  333 W. 34th St.                        %
                                      New York, NY 10001

LOOMIS SAYLES SMALL CAP VALUE FUND (Institutional Class of Shares)

Charles Schwab & Co. Inc.             101 Montgomery St.                     %
                                      San Francisco, CA 94104

Smith Barney Inc.                     388 Greenwich St.                      %
                                      New York, NY 10001

Wells Fargo Bank                      PO Box 1533                            %
FBO Wisc. Public Srvs Admin           Minneapolis, MN

Westfield Contributory                59 Court St.                           %
Retirement System                     PO Box 106
                                      Westfield, MA 01086

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND (Institutional Class of Shares)

Charles Schwab & Co. Inc.             101 Montgomery St.                     %
                                      San Francisco, CA 94104

Merrill Lynch Pierce Fenner &         Attn: Service Team                     %
Smith Inc.                            4800 Deer Lake Drive;
Merrill Lynch Financial Data          Third Floor
Services                              Jacksonville, FL 32246-6486

National Financial Services Corp.     Attn: Mutual Funds Department          %
For the Exclusive Benefit of Its      Fifth Floor
Customers                             200 Liberty Street
                                      One World Financial Center
                                      New York, NY 10281

                               RETAIL CLASS SHARES

LOOMIS SAYLES BOND FUND

National Financial Services Corp.     200 Liberty Street                     %
FEBO Customers                        One World Financial Center
                                      New York, NY 10281

IMS Co.                               PO Box 3865                            %
                                      Englewood CO 80155-3865

Salomon Smith Barney                  333 West 34th St.                      %
                                      New York, NY 10001

LOOMIS SAYLES GLOBAL BOND FUND

Charles Schwab & Co. Inc.             101 Montgomery St.                     %
                                      San Francisco, CA 94104

National Financial Services Corp.     200 Liberty St.                        %
FEBO Customers                        One World Financial Center
                                      New York, NY 10281

LOOMIS SAYLES SMALL CAP VALUE FUND

Charles Schwab & Co. Inc.             101 Montgomery St.                     %
                                      San Francisco, CA 94104

Chase Manhattan Bank Trustee          770 Broadway                           %
Metlife Defined Contribution          10th Floor
Group                                 New York, NY 10003

MetLife Defined Contribution          2 Montgomery St.                       %
Group                                 Jersey City, NJ 07302-3802

Vanguard Fiduciary Trust Company      Post Office Box 2600, rm613            %
Loomis Sayles/Omnibus n/c             Attn:Outside Funds

                                      Valley Forge, PA 19482

Putman Fiduciary Trust Co.            Investors Way                          %
FBO IDX Systems Corp.                 Norwood, MA 02062
Retirement Income Plan

MetLife Trust Company                 1 Crossroads Dr. Bldg A                %
Directed Trustee for MetLife          Bedminster, NJ
Defined Contribution Group

                               ADMIN CLASS SHARES

LOOMIS SAYLES BOND FUND

Smith Barney Corp Trust Co.           Two Tower Center                       %
(Trustee)                             P.O. Box 1063
Smith Barney 401(k) Advisor           E. Brunswick, NJ 08816
Group Trust

Reliance Trust Company TTEE           3384 Peachtree Rd                      %
MetLife Defined Contribution          Atlanta, GA 30326-1181
Group

LOOMIS SAYLES SMALL CAP VALUE FUND

Smith Barney Corp. Trust Co.          Two Tower Center                       %
(Trustee)                             P.O. Box 1063
The Citistreet Retirement Group       E. Brunswick, NJ 08816
Trust

Smith Barney Corp. Trust Co.          Two Tower Center                       %
(Trustee)                             P.O. Box 1063
Smith Barney 401(K) Advisor Group     E. Brunswick, NJ 08816
Trust

New York Life Trust Co.               51 Madison Ave.                        %
Client Account                        New York, NY 10010

     To the extent that any shareholder listed above beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act.

Management Ownership [To be updated.]

     As of record on [July 31], 2002, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds, except that the officers and trustees of the Trust owned beneficially [22.12]% of the Institutional High Income Fund. The amounts do not include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan"). As of [July 31], 2003 the Pension Plan held [14.79]% of the Loomis Sayles Intermediate Duration Fund and [5.48]% of the Institutional High Income Fund. As of July 31, 2003 the Profit Sharing Plan owned [2.00]% of the shares outstanding of the Loomis Sayles Intermediate Duration Fund and [7.89]% of the shares outstanding of the Institutional High Income Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                                                                    Rate
-------------------------------------------------------------           ----
Loomis Sayles Benchmark Core Bond Fund                                  0.30%
Loomis Sayles Bond Fund                                                 0.60%
Loomis Sayles Core Plus Fixed Income Fund                               0.35%
Loomis Sayles Fixed Income Fund                                         0.50%
Loomis Sayles Global Bond Fund                                          0.60%
Loomis Sayles Institutional High Income Fund                            0.60%
Loomis Sayles Intermediate Duration Fixed Income Fund                   0.30%
Loomis Sayles Investment Grade Fixed Income Fund                        0.40%
Loomis Sayles Mid Cap Growth Fund                                       0.75%
Loomis Sayles Small Company Growth Fund                                 0.75%
Loomis Sayles Small Cap Value Fund                                      0.75%
Loomis Sayles U.S. Government Securities Fund                           0.30%

     During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund:

                                          Fiscal Year Ended               Fiscal Year Ended                Fiscal Year Ended
                                               9/30/00                         9/30/01                          9/30/02
                                     ----------------------------    ----------------------------    ----------------------------
                                                      Fee Waivers                     Fee Waivers                     Fee Waivers
                                       Advisory       and Expense      Advisory       and Expense      Advisory       and Expense
Fund                                     Fees         Assumptions        Fees         Assumptions        Fees         Assumptions
----------------------------------   ------------    ------------    ------------    ------------    ------------    ------------
Loomis Sayles Benchmark
 Core Bond Fund                      $     77,065    $     75,475    $     51,299    $     98,794    $     52,372    $    164,327
Loomis Sayles Bond Fund                10,016,448         246,999       9,841,214         545,969       8,086,838         670,819
Loomis Sayles Core Plus
 Fixed Income Fund                            N/A             N/A          38,267          79,974         133,468         135,089
Loomis Sayles Fixed Income Fund         1,847,489               0       2,188,126         114,811       1,967,644         178,958
Loomis Sayles Global Bond Fund            268,763         112,636         287,182         106,038         303,192         101,161
Loomis Sayles Institutional High
 Income Fund                              183,586          84,646         232,860         107,027         196,912         114,897
Loomis Sayles Intermediate
 Duration Fixed Income Fund                67,029          74,205          73,795          89,427          76,350          96,897
Loomis Sayles Investment
 Grade Fixed Income Fund                  608,679          49,311         596,615         100,689         591,725         128,556
Loomis Sayles Mid Cap Growth Fund             N/A             N/A          48,608          66,529          58,954          77,098
Loomis Sayles Small Company
 Growth Fund                              615,113          74,319         712,512         114,302         573,170         132,636
Loomis Sayles Small Cap Value Fund      2,616,961          14,490       2,552,007          13,496       2,980,498         100,904
Loomis Sayles U.S. Government
 Securities Fund                           40,960         100,607          41,666         104,811          43,511          95,129

     The Trust pays compensation to its trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

     Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

     As described in the Prospectuses, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

     Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

     Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

     In addition to serving as investment adviser to each series of the Trust, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds, a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.

     Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

     The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively had approximately $118 billion in assets under management or administration as of September 30, 2002.

     Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

Distribution Agreement and Rule 12b-1 Plans. [TO BE UPDATED] Under an agreement with the Trust (the "Distribution Agreement"), CDC IXIS Asset Management Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor"), serves as the general distributor of each class of shares of the Funds. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders. [Except with respect to the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund, the Distributor currently is not paid a fee for serving as Distributor for the Funds].

     As described in their Prospectuses, the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans ("Plans") for their Retail Class shares and, with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class, respectively, as compensation for its services as principal underwriter of the shares of these classes. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreement) was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

     [Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the Retail Class or Admin Class of a Fund requires approval of the Retail Class or Admin Class shareholders, respectively, of that Fund. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.]

     The Distribution Agreement may be terminated at any time with respect to a Fund on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Distribution Agreement also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreement automatically terminates in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

     The Distribution Agreement will continue in effect for successive one-year periods with respect to each Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

     The following table provides information on the amount of fees paid by the Funds under these Plans during the past fiscal year:

Fund Class                                     12b-1 Fees Paid By the Fund
------------------------------------------     ---------------------------
Loomis Sayles Benchmark Core Bond Fund
   Retail Class                                $                        11
Loomis Sayles Bond Fund
   Retail Class                                                    157,583
   Admin Class                                                      14,723
Loomis Sayles Global Bond Fund
   Retail Class                                                     26,448
Loomis Sayles Small Cap Value Fund
   Retail Class                                                    296,382
   Admin Class                                                      57,876

     Other Services. Effective July 1, 2003, CDC IXIS Asset Management Services, Inc., an affiliate of Loomis Sayles ("CIS"), performs certain accounting and administrative services for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, CIS provides the following services to the Funds: (i) it provides personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) it provides services in connection with the preparation of registration statements (including any amendments thereto) and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation materials furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance and (iii) it handles the various registrations and filings required by various regulatory authorities. For the services described above, the Trust has agreed to pay CIS a fee at the annual rate of ____%.

     Prior to July 1, 2003, pursuant to an administrative services agreement between Loomis Sayles and the Trust dated May 16, 2000, Loomis Sayles was reimbursed or was paid by the Trust, on behalf of the Funds, the following amounts:

                                    May 16, 2000     Fiscal Year     Fiscal Year
                                         to            Ended           Ended
                                      Sept. 30,       Sept. 30,       Sept. 30,
Fund                                    2000            2001            2002
---------------------------------   ------------    ------------    ------------
Loomis Sayles Benchmark Core
 Bond Fund                          $      1,917    $      5,355    $      7,322
Loomis Sayles Core Plus Fixed
 Income Fund                                 N/A           3,280          14,941
Loomis Sayles Fixed Income Fund           45,044         143,716         167,539
Loomis Sayles Institutional
 High Income Fund                          3,848          12,720          14,073
Loomis Sayles Intermediate
 Duration Fixed Income Fund                2,210           7,215          10,522
Loomis Sayles Investment Grade
 Fixed Income Fund                        17,792          49,645          62,315
Loomis Sayles Mid Cap Growth Fund            N/A           1,944           4,043
Loomis Sayles Small Company
 Growth Fund                              13,228          32,151          33,042

     Pursuant to an administrative services agreement between Loomis Sayles and Loomis Sayles Funds dated May 8, 2000, Loomis Sayles was reimbursed or was paid by Loomis Sayles Funds, on behalf of the Predecessor Funds, the following amounts:

                                    May 8, 2000      Fiscal Year     Fiscal Year
                                         to            Ended           Ended
                                      Sept. 30,       Sept. 30,       Sept. 30,
                                        2000            2001            2002
                                    ------------    ------------    ------------
Loomis Sayles Bond Fund             $    205,750    $    537,918    $    579,167
Loomis Sayles Global Bond Fund             5,806          15,559          21,057
Loomis Sayles Small Cap Value Fund        37,637         110,469         165,374
Loomis Sayles U.S. Government Fund         1,393           4,455           6,114

     Transfer Agency Services. CIS also performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trust pays CIS for its services based on the number of open accounts.

     Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

     Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns. [The information under the caption "Financial Highlights" included in the Prospectuses has been so included, and the financial statements and reports incorporated by reference herein from the Funds' 2002 Annual Reports and 2003 Semi-Annual Reports have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.

     Counsel to the Funds. Ropes & Gray, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

     Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including Nasdaq securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

     Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

"Soft Dollars"

     Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

     The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

     If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

     In connection with Loomis Sayles' use of "soft dollars", a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

     Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

     Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

     For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

     The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions"), and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. (For fiscal years ended prior to September 30, 2002, commissions shown in the table do not include "markups" on principal transactions).

                      FISCAL YEAR ENDED SEPTEMBER 30, 2000

                                   (1)                          (3)
                               Aggregate         (2)        Commissions
                               Brokerage      Directed       Directed
Fund                          Commissions   Transactions    Transactions
---------------------------   -----------   -------------   ------------
Loomis Sayles Small Company
 Growth Fund                       61,380   $   3,798,622   $      5,002
Loomis Sayles Small Cap
 Value Fund                     1,171,792      47,545,688        110,757

                      FISCAL YEAR ENDED SEPTEMBER 30, 2001

                                   (1)                          (3)
                               Aggregate         (2)        Commissions
                               Brokerage      Directed       Directed
Fund                          Commissions   Transactions    Transactions
---------------------------   -----------   -------------   ------------
Loomis Sayles Mid Cap
 Growth Fund                  $    19,396   $     822,902   $      1,447
Loomis Sayles Small Company
 Growth Fund                       87,576       4,823,142          7,565
Loomis Sayles Small Cap
 Value Fund                       492,189      11,650,721         21,533

                      FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                   (1)                          (3)
                               Aggregate         (2)        Commissions
                               Brokerage      Directed       Directed
Fund                          Commissions   Transactions    Transactions
---------------------------   -----------   -------------   ------------
Loomis Sayles Mid Cap
 Growth Fund                  $    42,215   $   4,641,286   $      8,503
Loomis Sayles Small Company
 Growth Fund                      349,928      18,137,351         47,855
Loomis Sayles Small Cap
 Value Fund                        82,473       8,927,873         18,543

     The table below presents information regarding the securities of the Funds' regular broker-dealers that were held by the Funds as of September 30, 2002.

                                                           % of Fund
Fund                                        Market Value     Asset
-----------------------------------------   ------------   ---------
 Loomis Sayles Benchmark Core Bond Fund
   Goldman Sachs Group, Inc.                $    113,054         0.6%
   Lehman Brothers, Inc.                         153,657         0.9
   Morgan Stanley Group, Inc.                    112,176         0.7
Loomis Sayles Core Plus Fixed Income Fund
   Goldman Sachs Group, Inc.                     377,906         1.2
Loomis Sayles Intermediate Duration Fixed
 Income Fund
   Bank of America Corp.                          56,396         0.1
   Bear Stearns Cos., Inc.                       365,372         0.9
   Donaldson, Lufkin & Jenrette, Inc.             81,245         0.2
   Lehman Brothers Holdings, Inc.                563,728         1.4
   Lehman Brothers, Inc.                         276,887         0.7
   Morgan Stanley Group                          259,280         0.6

                            DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

     The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. [Shares of the Loomis Sayles Benchmark Core Bond Fund and Loomis Sayles Global Bond Fund, are currently divided into two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares.] The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

Voting Rights

     Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

     There will normally be no meetings of shareholders for the purpose of electing trustees for the Trust except that, in accordance with the 1940 Act,
(i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

Shareholder and Trustee Liability

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

How to Buy Shares

     The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

Net Asset Value

     The net asset value ("NAV") of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of such Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the NYSE is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or the NASDAQ Official Closing Price, as applicable. If there is no reported sale during the day, such pricing services generally use the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

                              SHAREHOLDER SERVICES

Open Accounts

     A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by [State Street Bank]. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year the [shareholder servicing agent] will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

     The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

Systematic Withdrawal Plan (Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund ONLY)

     A Systematic Withdrawal Plan, referred to in the relevant Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

     Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

     Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" below for certain information regarding federal income taxes.

Exchange Privilege

     [Shareholders may redeem their shares and have the proceeds applied on the same day to purchase shares of the same class of any other series of the Trust or of certain money market funds advised by CDC IXIS Asset Management North America, L.P., an affiliate of Loomis Sayles, as long as the investment minimum of the fund into which the exchange is made is met.]

     Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, provided that a special authorization form is on file with the Trust or (2) sending a written exchange request to the Trust accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAs (Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund ONLY)

     IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund.

     All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

     Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Redemptions

     The procedures for redemption of each Fund's shares are summarized in its Prospectus under "General Information--How to Redeem Shares."

     [Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions, or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectuses, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address for an account whose account registration has not changed in the past 30 days.]

     If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to the Trust at 800-633-3330. When a telephone redemption request is received, the proceeds are generally wired to the bank account previously chosen by the shareholder [and a nominal wire fee (currently $5.00) is deducted]. Telephone redemption requests must be received by the Trust prior to the close of regular trading on the NYSE on a day when the Exchange is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by the Trust, and a new request will be necessary.

     In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to the Trust a written request [with a signature guarantee]. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, the Distributor, State Street Bank, and their affiliates are not responsible for the authenticity of withdrawal instructions received by telephone.

     The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by the Trust in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

     Each Fund normally will redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. [However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Trust at the beginning of such period.]

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "TAXES."

[Other

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee. ]

                                      TAXES

     [In General. As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net capital gains (that is, the excess of the net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers.]

     Investment income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Internal Revenue Service ("IRS") requires any Fund to withhold ("backup withholding") a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

     . if the shareholder does not provide a correct taxpayer identification number to the Fund;

     . if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to backup withholding; or

     . if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding.

     The backup withholding rate is (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate reductions will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (that is, generally, its taxable income exclusive of net capital gain) and its tax-exempt income, and (iii) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issue and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

     The discussion below, to the extent relating to shareholder-level consequences, relates solely to taxable shareholders, except as otherwise noted.

     Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of investment company taxable income, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net capital gains will be taxable to shareholders as long-term capital gains, without regard to how long the shareholder has held shares of the Fund. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. However, for taxable years beginning after December 31, 2000, the maximum long-term capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001).

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Each Fund may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax that would be imposed on the amount and type of income for which the foreign tax was paid. In addition, a shareholder must hold shares of the Fund (without protection from risk of loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign tax credit for his or her share of these foreign taxes. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

     Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes, or it may require the Fund to make distributions exceeding book income to avoid income and excise tax liability and to qualify as a regulated investment company.

     Investment by a Fund in a "passive foreign investment company" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investment to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not otherwise advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

     Generally, a Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from a Fund's investments, if any, in foreign securities or REITs.

     Redemptions, sales and exchanges of each Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such dispositions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the disposition of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be disallowed, and will be treated as a long-term capital loss, in the case of all the Funds, to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

Conclusion

     The foregoing discussion relates solely to U.S. federal income tax law, except as otherwise noted, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.]

                              FINANCIAL STATEMENTS

     [The financial statements and financial highlights of the Funds included in the Trust's 2003 Semi-Annual Report, filed with the SEC on [DATE], 2003, and the financial statements and financial highlights of the Predecessor Funds included in Loomis Sayles Funds' 2003 Semi-Annual Report, filed with the SEC on [DATE], 2003, are incorporated by reference to such Reports. The report of the Independent Accountants included in the Trust's 2002 Annual Report, filed with the SEC on December 6, 2002 and the Report of Independent Accountants with respect to the Predecessor Funds included in Loomis Sayles Funds' 2002 Annual Report, filed with the SEC on November 27, 2002, are also incorporated by reference to such Reports.]

                      CALCULATION OF YIELD AND TOTAL RETURN

     Yield. Yield with respect to a Fund will be computed by dividing the Fund's net investment income per share for a recent 30-day period by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

     Total Return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                             PERFORMANCE COMPARISONS

[To be updated.]

     Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles Bond Fund, Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles U.S. Government Securities Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's [Fund Services or Micropal, Inc.] as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     Volatility. Each Fund may quote various measures of its volatility and benchmark correlation. In addition, a Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which a Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. Each Fund may utilize charts and graphs to present its volatility and average annual total return. Each Fund may also discuss or illustrate examples of interest rate sensitivity.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Standard & Poor's [Fund Services or Micropal, Inc.] distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Fund Services, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's [Fund Services or Micropal, Inc.] rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's [Fund Services or Micropal, Inc.] classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

     Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

     Value Line Investment Survey is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

     CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

     Lehman Brothers Aggregate Index. Lehman Brothers Index consists of securities from the Lehman Brothers Government/Corporate Index, Mortgage Backed Securities Index and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Brothers Government/Corporate Index consists of all bonds that are investment grade rated (Baa/BBB or higher) and which have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of original investment. The Mortgage-Backed Securities Index consists of all fixed rate, securities mortgage pools of GNMA, FNMA and the FMLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. The Asset-Backed Securities Index consists of credit-card, auto, home equity loans. Included in the index are pass through bullet (non-callable) and controlled amortization structures; no subordinated branches are included. All securities included in the Index have an average life of at least one year.

     Lehman Brothers Government/Credit Index. The Lehman Brothers
Government/Credit Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     Lehman Brothers Government/Credit Intermediate Index. The Lehman Brothers Government/Credit Intermediate Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

     Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     Lehman Brothers Government Index. The Lehman Brothers Government Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     MSCI-EAFE Index. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

     MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     Merrill Lynch Domestic Master Index. The Merrill Lynch Domestic Master Index is comprised of U.S. investment grade fixed income securities. The Index includes U.S. Treasury Notes and Bonds, U.S. Agency securities, mortgage pass-through securities, and corporate securities.

     Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

     Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market.

     Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Mid-cap Growth Index. The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values.

     Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

     Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's ("S&P") Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of 400 domestic stocks with market capitalizations between $200 million and $5 billion that are chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

     Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Funds regarding performance, rankings, and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                                PERFORMANCE DATA*

[To be updated in accordance with financial statements included in the Semi-Annual Reports]

     The manner in which total return and yield of the Funds will be calculated for public use is described above. The table summarizes the calculation of total return and yield for the Funds, where applicable, (i) for the one-year period ended September 30, 2002, (ii) for the three-year period ended September 30, 2002, (iii) for the five-year period ended September 30, 2002, and (iv) from inception (as listed below) through September 30, 2002.

                                                                                 Average Annual Total Return
                                                             ---------------------------------------------------------------------
                                                               For the       For the        For the       For the
                                                 Current       One-Year     Three-Year     Five-Year      ten-Year        From
                                                   SEC         Period         Period        Period         Period      Inception**
                                                 Yield at       Ended         Ended         Ended          Ended         Through
Fund                                             9/30/02       9/30/02        9/30/02       9/30/02        9/30/02       9/30/02
---------------------------------------------   ---------    -----------    ----------    -----------    ----------    -----------
Loomis Sayles Benchmark Core Bond Fund
 (Institutional Class)                               4.59%          6.94%         8.16%          6.75%          N/A           7.01%
Loomis Sayles Bond Fund (Institutional Class)        7.73%          7.51%         4.80%          4.29%         9.05%          9.93%
Loomis Sayles Core Plus Fixed Income Fund            6.08%         -0.15%          N/A            N/A           N/A           2.21%
Loomis Sayles Fixed Income Fund                      8.00%          6.72%         4.74%          4.11%          N/A           8.84%
Loomis Sayles Global Bond Fund                       5.35%         14.44%         5.40%          5.49%         7.42%          8.08%
Loomis Sayles Institutional High Income Fund        13.72%         -6.04%        -3.29%         -2.93%          N/A           0.70%
Loomis Sayles Intermediate Duration Fixed
 Income Fund                                         6.33%          1.03%         6.87%           N/A           N/A           5.58%
Loomis Sayles Investment Grade Fixed Income
 Fund                                                6.79%         10.37%         9.04%          6.63%          N/A           9.80%
Loomis Sayles Mid Cap Growth Fund                     N/A         -20.87%          N/A            N/A           N/A         -37.49%
Loomis Sayles Small Company Growth Fund               N/A         -28.50%       -20.54%           N/A           N/A         -14.55%
Loomis Sayles Small Cap Value Fund                    N/A          -2.59%         6.88%          2.38%        12.93%         13.49%
Loomis Sayles U.S. Government Securities Fund        3.79%         12.42%        11.44%          8.85%         8.44%          9.47%
-----------

* Performance (for other than the one-year period for the Loomis Sayles Fixed Income Fund) would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                                                 Average Annual Total Return
                                                                                  Without Expense Limitation
                                                             ---------------------------------------------------------------------
                                                               For the       For the        For the       For the
                                                 Current       One-Year     Three-Year     Five-Year      ten-Year        From
                                                   SEC         Period         Period        Period         Period      Inception**
                                                 Yield at       Ended         Ended         Ended          Ended         Through
Fund                                             9/30/02       9/30/02        9/30/02       9/30/02        9/30/02       9/30/02
---------------------------------------------   ---------    -----------    ----------    -----------    ----------    -----------
Loomis Sayles Benchmark Core Bond Fund
 (Institutional Class)                               3.05%          6.05%         7.50%          5.87%          N/A           6.18%
Loomis Sayles Bond Fund                              7.66%          7.47%         4.78%          4.27%         8.98%          9.79%
Loomis Sayles Core Plus Fixed Income Fund            5.54%         -0.08%          N/A            N/A           N/A           1.75%
Loomis Sayles Fixed Income Fund                      7.92%          6.67%         4.71%          4.08%          N/A           8.81%
Loomis Sayles Global Bond Fund                       5.19%         14.25%         5.20%          5.20%         7.11%          7.56%
Loomis Sayles Institutional High Income Fund        13.23%         -6.37%        -3.58%         -3.34%          N/A           0.04%
Loomis Sayles Intermediate Duration Fixed
 Income Fund                                         5.88%          1.34%         7.07%           N/A           N/A           5.47%
Loomis Sayles Investment Grade Fixed Income
 Fund                                                6.64%         10.27%         8.97%          6.53%          N/A           9.53%
Loomis Sayles Mid Cap Growth Fund                     N/A         -21.64%          N/A            N/A           N/A         -38.28%
Loomis Sayles Small Company Growth Fund               N/A         -28.62%       -20.64%           N/A           N/A         -14.97%
Loomis Sayles Small Cap Value Fund                    N/A          -2.61%         6.87%          2.38%        12.91%         13.38%
Loomis Sayles U.S. Government Securities Fund        2.97%         11.68%        10.63%          8.04%         7.82%          8.78%
----------

** Inception Dates:

Loomis Sayles Benchmark Core Bond Fund                         April 24, 1996
Loomis Sayles Bond Fund                                        May 16, 1991
Loomis Sayles Core Plus Fixed Income Fund                      June 18, 2001
Loomis Sayles Fixed Income Fund                                January 17, 1995
Loomis Sayles Global Bond Fund                                 May 10, 1991
Loomis Sayles Institutional High Income Fund                   June 5, 1996
Loomis Sayles Intermediate Duration Fixed Income Fund          January 28, 1998
Loomis Sayles Investment Grade Fixed Income Fund               July 1, 1994
Loomis Sayles Mid Cap Growth Fund                              February 28, 2001
Loomis Sayles Small Company Growth Fund                        May 7, 1999
Loomis Sayles Small Cap Value Fund                             May 13, 1991
Loomis Sayles U.S. Government Securities Fund                  May 21, 1991

                                  RETAIL CLASS

                                PERFORMANCE DATA*

     The manner in which total return and yield of the Funds will be calculated for public use is described above. This table summarizes the calculation of total return and yield for Retail Class shares of the Funds, where applicable,
(i) for the one-year period ended September 30, 2002, (ii) for the three-year period ended September 30, 2002, (iii) for the five-year period ended September 30, 2002, and (iv) since inception through September 30, 2002.

                                                                                 Average Annual Total Return
                                                             ---------------------------------------------------------------------
                                                               For the       For the        For the       For the
                                                 Current       One-Year     Three-Year     Five-Year      ten-Year        From
                                                   SEC         Period         Period        Period         Period      Inception**
                                                 Yield at       Ended         Ended         Ended          Ended         Through
Fund                                             9/30/02       9/30/02        9/30/02       9/30/02        9/30/02       9/30/02
---------------------------------------------   ---------    -----------    ----------    -----------    ----------    -----------
Loomis Sayles Benchmark Core
 Bond Fund(a)                                        4.39%          6.68%         7.89%          6.48%          N/A           6.74%
Loomis Sayles Bond Fund(a)                           7.47%          7.25%         4.55%          4.02%         8.78%          9.66%
Loomis Sayles Global Bond Fund(a)                    5.14%         14.10%         5.15%          5.21%         7.27%          7.95%
Loomis Sayles Small Cap Value Fund(a)                 N/A          -2.79%         6.64%          2.11%        12.76%         13.34%
----------

<F1>
(a) Performance for the Retail Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Retail Class shares.

<F2>
* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                                                 Average Annual Total Return
                                                                                  Without Expense Limitation
                                                             ---------------------------------------------------------------------
                                                               For the       For the        For the       For the
                                                 Current       One-Year     Three-Year     Five-Year      ten-Year        From
                                                   SEC         Period         Period        Period         Period      Inception**
                                                 Yield at       Ended         Ended         Ended          Ended         Through
Fund                                             9/30/02       9/30/02        9/30/02       9/30/02        9/30/02       9/30/02
---------------------------------------------   ---------    -----------    ----------    -----------    ----------    -----------
Loomis Sayles Benchmark
 Core Bond Fund(a)                                 -187.8%+      -221.36%+     -221.36%+      -221.36%+         N/A        -221.36%+
Loomis Sayles Bond(a)                                7.28%          7.10%         4.43%          3.89%         8.68%          9.52%
Loomis Sayles Global Bond(a)                         4.84%         13.74%         4.80%          4.48%         6.81%          7.32%
Loomis Sayles Small Cap
 Value(a)                                             N/A          -2.80%         6.64%          2.09%        12.75%         13.26%
----------

<F1>
** The inception date for the Retail Class of each of the Funds, except the Loomis Sayles Benchmark Core Bond Fund, is January 2, 1997. The inception date of the Retail Class of the Loomis Sayles Benchmark Core Bond Fund April 30, 2002.
<F2>
(a) Performance for the Retail Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Retail Class shares.
<F3>
+ Without the expense limitation, the Class expenses would exceed the initial investment in year one.

                                  ADMIN CLASS*

                               PERFORMANCE DATA**

     The manner in which total return and yield of the Funds will be calculated for public use is described above. This table summarizes the calculation of total return and yield for Admin Class shares of the Funds, where applicable,
(i) for the one-year period ended September 30, 2002, (ii) for the three-year period ended September 30, 2002, (iii) for the five-year period ended September 30, 2002, (iv) for the ten-year period ended September 30, 2002 and (v) from inception through September 30, 2002.

                                                                                 Average Annual Total Return
                                                             ---------------------------------------------------------------------
                                                               For the       For the        For the       For the
                                                 Current       One-Year     Three-Year     Five-Year      Ten-Year       From
                                                   SEC         Period         Period        Period         Period     Inception(a)
                                                 Yield at       Ended         Ended          Ended         Ended        Through
Fund                                             9/30/02       9/30/02        9/30/02       9/30/02        9/30/02      9/30/02
---------------------------------------------   ---------    -----------    ----------    -----------    ----------   ------------
Loomis Sayles Bond Fund(b)                           7.22%          6.97%         4.24%          3.69%         8.20%          9.07%
Loomis Sayles Small Cap Value
 Fund(b)                                              N/A          -3.03%         6.36%          1.75%        12.37%         12.96%
----------

<F1>
(a) The inception date for the Admin Class of the Loomis Sayles Bond Fund and the Loomis Sayles Small Cap Value Fund is January 2, 1998.
<F2>
(b) Performance for the Admin Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Admin Class shares.
<F3>
* Admin Class shares of the Benchmark Core Bond Fund were converted into Retail Class shares of such Fund on [May 21, 2003].
<F4>
** Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                                                 Average Annual Total Return
                                                                                  Without Expense Limitation
                                                             ---------------------------------------------------------------------
                                                               For the       For the        For the       For the
                                                 Current       One-Year     Three-Year     Five-Year      ten-Year        From
                                                   SEC         Period         Period        Period         Period     Inception(b)
                                                 Yield at       Ended         Ended          Ended         Ended        Through
Fund                                             9/30/02       9/30/02        9/30/02       9/30/02        9/30/02      9/30/02
---------------------------------------------   ---------    -----------    ----------    -----------    ----------   ------------
Loomis Sayles Bond Fund(c)                           6.70%          6.51%         3.67%          2.01%         7.32%          8.26%
Loomis Sayles Small Cap Value
 Fund(c)                                              N/A          -3.12%         6.23%          1.12%        12.02%         12.61%
----------

<F1>
(b) The inception date for the Admin Class of the Loomis Sayles Bond Fund and the Loomis Sayles Small Cap Value Fund is January 2, 1998.
<F2>
(c) Performance for the Admin Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Admin Class shares.

                                   APPENDIX A

           PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                           Financial News Network
Adam Smith's Money World                     Financial Planning
America Online                               Financial Planning on Wall Street
Anchorage Daily News                         Financial Research Corp.
Atlanta Constitution                         Financial Services Week
Atlanta Journal                              Financial World
Arizona Republic                             Fitch Insights
Austin American Statesman                    Forbes
Baltimore Sun                                Fort Worth Star-Telegram
Bank Investment Marketing                    Fortune
Barron's                                     Fox Network and affiliates
Bergen County Record (NJ)                    Fund Action
Bloomberg Business News                      Fund Decoder
Bond Buyer                                   Global Finance
Boston Business Journal                      (the) Guarantor
Boston Globe                                 Hartford Courant
Boston Herald                                Houston Chronicle
Broker World                                 INC
Business Radio Network                       Indianapolis Star
Business Week                                Individual Investor
CBS and affiliates                           Institutional Investor
CDA Investment Technologies                  International Herald Tribune
CFO                                          Internet
Changing Times                               Investment Advisor
Chicago Sun Times                            Investment Company Institute
Chicago Tribune                              Investment Dealers Digest
Christian Science Monitor                    Investment Profiles
Christian Science Monitor News Service       Investment Vision
Cincinnati Enquirer                          Investor's Daily
Cincinnati Post                              IRA Reporter
CNBC                                         Journal of Commerce
CNN                                          Kansas City Star
Columbus Dispatch                            KCMO (Kansas City)
CompuServe                                   KOA-AM (Denver)
Dallas Morning News                          LA Times
Dallas Times-Herald                          Leckey, Andrew (syndicated column)
Denver Post                                  Life Association News
Des Moines Register                          Lifetime Channel
Detroit Free Press                           Miami Herald
Donoghues Money Fund Report                  Milwaukee Sentinel
Dorfman, Dan (syndicated column)             Money Magazine
Dow Jones News Service                       Money Maker
Economist                                    Money Management Letter
FACS of the Week                             Morningstar
Fee Adviser                                  Mutual Fund Market News

Mutual Funds Magazine                        San Jose Mercury
National Public Radio                        Seattle Post-Intelligencer
National Underwriter                         Seattle Times
NBC and affiliates                           Securities Industry Management
New England Business                         Smart Money
New England Cable News                       St. Louis Post Dispatch
New Orleans Times-Picayune                   St. Petersburg Times
New York Daily News                          Standard & Poor's Outlook
New York Times                               Standard & Poor's Stock Guide
Newark Star Ledger                           Stanger's Investment Advisor
Newsday                                      Stockbroker's Register
Newsweek                                     Strategic Insight
Nightly Business Report                      Sampa Tribune
Orange County Register                       Time
Orlando Sentinel                             Tobias, Andrew (syndicated column)
Palm Beach Post                              Toledo Blade
Pension World                                TP
Pensions and Investments                     US News and World Report
Personal Investor                            USA Today
Philadelphia Inquirer                        USA TV Network
Porter, Sylvia (syndicated column)           Ualue Line
Portland Oregonian                           Vall Street Journal
Prodigy                                      Wall Street Letter
Public Broadcasting Service                  Wall Street Week
Quinn, Jane Bryant (syndicated column)       Washington Post
Registered Representative                    WBZ
Research Magazine                            WBZ-TV
Resource                                     WCVB-TV
Reuters                                      WEEI
Rocky Mountain News                          WHDH
Rukeyser's Business (syndicated column)      Worcester Telegram
Sacramento Bee                               World Wide Web
San Diego Tribune                            Worth Magazine
San Francisco Chronicle                      WRKO
San Francisco Examiner

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

     Loomis Sayles Fund's advertising, sales literature, communications to shareholders and other promotional material may include, but is not limited to:

     A total return figure or modified inception date that more accurately compares a Fund's performance with other measures of investment return such as data published by Lipper Analytical Services, Inc. or with the performance of any other index.

     Hypothetical calculations of a Fund's aggregate total return for a period of time assuming the investment of a particular investment in shares of a Fund and assuming the reinvestment of all dividends and distributions.

     Discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, and the advantages and disadvantages of investing in tax-deferred and taxable investments).

     Discussions of economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation, sources of information, economic models, forecasts, data services utilized, consulted or considered in the course of providing advisory or other services, as well as historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.

     A summary of the substance of information contained in shareholder reports (including the investment composition of a Fund by investment, industry sector and country weighting), as well as the views of Loomis Sayles as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. This information may be updated as of a current date (such as the date of the performance data, if any).

     Charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.

     A discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.

     Inclusion of symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

     Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

     In addition, Loomis Sayles Investment Trust's advertising and promotional material may include, but is not limited to, discussions of the following information:

          Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

          Loomis Sayles Fund's and Loomis, Sayles & Company, L.P.'s website

          Loomis Sayles publications, including fact sheets for each Fund

          Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

          Specific and general investment philosophies, strategies, processes, and techniques

          Specific and general sources of information, economic models, forecasts, and data services utilized, consulted, or considered in the course of providing advisory or other services

          Industry conferences at which Loomis Sayles participates

          Current capitalization, levels of profitability and other financial information

          Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

          The specific credentials of the above individuals, including but not limited to previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

          The types of clients Loomis Sayles advises and specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

          [Loomis Sayles' method of operation, personnel, internal work environment, procedure and philosophy]

          Current and historical statistics relating to:

          --total dollar amount of assets managed

          --Loomis Sayles assets managed in total and by Fund

          --the growth of assets

          --asset types managed

     Loomis Sayles tag line--"Listening Harder, Delivering More"--and statements that and examples of how Loomis Sayles Investment Trust listens to its clients and works hard to deliver results that exceed their expectations.

PART C. OTHER INFORMATION


ITEM 23. EXHIBITS


(a)      Agreement and Declaration of Trust. (1)

(b)      By-Laws. (1)

(c)      Not applicable.

(d)(1) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Core Fixed Income Fund (currently known as Loomis Sayles Benchmark Core Bond Fund) and Loomis, Sayles & Company, L.P. (6)

(d)(2) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Fixed Income Fund, and Loomis, Sayles & Company, L.P. (6)

(d)(3) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles High Yield Fixed Income Fund (currently known as the Loomis Sayles Institutional High Income Fund), and Loomis, Sayles & Company, L.P. (6)

(d)(4) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Intermediate Duration Fund, and Loomis, Sayles & Company, L.P.
         (8)

(d)(5) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Investment Grade Fixed Income Fund, and Loomis, Sayles & Company, L.P. (6)

(d)(6) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Small Company Growth Fund, and Loomis, Sayles & Company, L.P.
         (6)

(d)(7) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Mid Cap Growth Fund, and Loomis, Sayles & Company, L.P. (7)

(d)(8) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Core Plus Fixed Income Fund, and Loomis, Sayles & Company, L.P.
         (7)

(d)(9) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Bond Fund and Loomis, Sayles & Company, L.P., to be filed by amendment.

(d)(10) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Global Bond Fund and Loomis, Sayles & Company, L.P., to be filed by amendment.

(d)(11) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Small Cap Value Fund and Loomis, Sayles & Company, L.P., to be filed by amendment.

(d)(12) Advisory Agreement between the Registrant, on behalf of its Loomis Sayles U.S. Government Securities Fund and Loomis, Sayles & Company, L.P., to be filed by amendment.

(e)(1) Distribution Agreement between Registrant and CDC IXIS Asset Management Distributors, L.P., to be filed by amendment.

(f)      Not Applicable.

(g)(1)   Custodian Agreement. (1)

(g)(2) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Small Company Growth Fund. (4)

(g)(3) Form of Letter Agreement relating to the applicability of the Custodian Agreement for Loomis Sayles Core Fixed Income Fund (currently known as the Loomis Sayles Benchmark Core Bond Fund), Loomis Sayles High Yield Fixed Income Fund (currently known as the Loomis Sayles Institutional High Income Fund) and Loomis Sayles Intermediate Duration Fixed Income Fund. (4)

(g)(4) Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to the Loomis Sayles Mid Cap Growth Fund. (7)

(g)(5) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian Agreement to Loomis Sayles Core Plus Fixed Income Fund. (7)

(g)(6) Letter Agreement between the Registrant and State Street Bank and Trust relating to the applicability of the Custodian Agreement, as amended, to the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund, to be filed by amendment.

(g)(7) Letter Agreement between the Registrant and CDC IXIS Asset Management Services, Inc. relating to the applicability of the Transfer Agency Agreement to the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund, to be filed by amendment.

(g)(8) Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company. (8)

(h)(1) Transfer Agency Agreement between the Registrant and CDC IXIS Asset Management Services, Inc. (9).

(h)(2) Administrative Services Agreement between the Registrant and CDC IXIS Asset Management Services, Inc. to be filed by amendment.

(i)      Opinion and Consent of Counsel to be filed by amendment.

(j)      Consent of PricewaterhouseCoopers, LLP to be filed by amendment.

(k)      Not applicable.

(l)      Not applicable.

(m)(1) Distribution Plan for the Retail Class shares relating to Loomis Sayles Benchmark Core Bond Fund. (9)

(m)(2) Distribution Plan for the Retail Class shares relating to Loomis Sayles Bond Fund to be filed by amendment.

(m)(3) Distribution Plan for the Admin Class shares relating to Loomis Sayles Bond Fund to be filed by amendment.

(m)(4) Distribution Plan for the Retail Class shares relating to Loomis Sayles Global Bond Fund to be filed by amendment.

(m)(5) Distribution Plan for the Retail Class shares relating to Loomis Sayles Small Cap Value Fund to be filed by amendment.

(m)(6) Distribution Plan for the Admin Class shares relating to Loomis Sayles Small Cap Value Fund to be filed by amendment.

(n)      Amended and Restated Rule 18f-3(d) Plan to be filed by amendment.

(o)(1) Power of Attorney for Joseph Alaimo, Graham T. Allison, Jr., Edward A. Benjamin, Robert J. Blanding, Daniel M. Cain, Paul G. Chenault, Kenneth J. Cowan, Richard Darman, John T. Hailer, Sandra O. Moose, John A. Shane, Peter S. Voss and Pendleton P. White is filed herewith.

(p)(1)   Revised Code of Ethics for Loomis, Sayles & Company, L.P. (9)

(p)(2)   Code of Ethics of the Registrant. (5)

                          ----------------------------


(1) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 2 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on April 21, 1998.

(2) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 1 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on September 5, 1997.

(3) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 6 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 19, 1999.

(4) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 8 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on January 26, 2000.

(5) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 9 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 29, 2000.

(6) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 12 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on January 30, 2001.

(7) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 13 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on February 15, 2001.

(8) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 15 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on January 30, 2002.

(9) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 16 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 27, 2002.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.


ITEM 25.  INDEMNIFICATION

Article VIII of the Registrant's Agreement and Declaration of Trust and Article 4 of the Registrant's By-Laws provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment advisor of the Registrant, provides investment advice to the Loomis Sayles Funds, a registered investment company, and to other registered investment companies, organizations, and individuals.

The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

Item 27.  Principal Underwriter

        (a) CDC IXIS Asset Management Distributors, L.P., the principal underwriter of the Registrant, also serves as principal underwriter for:

        CDC Nvest Tax Exempt Money Market Trust
        CDC Nvest Cash Management Trust
        CDC Nvest Funds Trust I
        CDC Nvest Funds Trust II
        CDC Nvest Funds Trust III
        CDC Nvest Companies Trust I
        Loomis Sayles Funds

(b) The general partner and officers of the Registrant's principal underwriter, CDC IXIS Asset Management Distributors, L.P., and their addresses are as follows:

                            POSITIONS AND OFFICES              POSITIONS AND
                                WITH PRINCIPAL                   OFFICES
NAME                             UNDERWRITER                 WITH REGISTRANT
------------------------ --------------------------------   -----------------
CDC IXIS Asset           General Partner                      None
Management
Distribution
Corporation

                         President and Chief
John T. Hailer           Executive Officer                    Trustee

                         Senior Vice President,
                         General Counsel,
John E. Pelletier        Secretary and Clerk                  Secretary

                         Senior Vice President,
                         Treasurer,
                         Chief Financial Officer, and
Scott E. Wennerholm      Chief Operating Officer              None

                         Vice President, Deputy General
                         Counsel, Assistant Secretary and
Coleen Downs Dinneen     Assistant Clerk                      None

                         Vice President, Assistant
Beatriz Pina Smith       Treasurer and Controller             None

                         Vice President and Chief
Anthony Loureiro         Compliance Officer                   None

                         Anti-Money Laundering
Joanne Kane              Compliance Officer                   None

Peter Herbert            Senior Vice President                None

Doug Keith               Senior Vice President                None

Robert Krantz            Senior Vice President                None

Frank S. Maselli         Senior Vice President                None

Curt Overway             Senior Vice President                None

Kirk Williamson          Senior Vice President                None

Matt Witkos              Senior Vice President                None

Sharon Wratchford        Senior Vice President                None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c) Not applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The following companies maintain possession of the documents required by the specified rules:


          (a)                      Registrant
                        Rule 31a-1(b)(4), (9), (10), (11)
                                  Rule 31a-2(a)

          (b)            State Street Bank and Trust Company
                               225 Franklin Street
                                Boston, MA 02110
                                  Rule 31a-1(a)
                 Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)
                                  Rule 31a-2(a)

          (c)              Loomis, Sayles & Company, L.P.
                              One Financial Center
                                Boston, MA 02111
                                  Rule 31a-1(f)
                                  Rule 31a-2(e)


ITEM 29.  MANAGEMENT SERVICES

Not applicable.


ITEM 30.  UNDERTAKINGS

Not applicable.

                     * * * * * * * * * * * * * * * * * * * *

                                     NOTICE



     A copy of the Agreement and Declaration of Trust of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and by its Trustees as trustees and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on the 19th day of June, 2003.

                                             LOOMIS SAYLES INVESTMENT TRUST

                                             By: /s/ KEVIN P. CHARLESTON
                                                 -----------------------
                                                 Kevin P. Charleston
                                                 Treasurer

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                       TITLE                      DATE
        ---------                       -----                      ----

/s/ KEVIN P. CHARLESTON               Treasurer                June 19, 2003
--------------------------
Kevin P. Charleston

/s/ PETER S. VOSS*              Chairman of the Board;         June 19, 2003
--------------------------             Trustee
Peter S. Voss

/s/ JOSEPH ALAIMO*                     Trustee                 June 19, 2003
--------------------------
Joseph Alaimo

/s/ GRAHAM T. ALLISON, JR.*            Trustee                 June 19, 2003
--------------------------
Graham T. Allison, Jr.

/s/ EDWARD A. BENJAMIN*                Trustee                 June 19, 2003
--------------------------
Edward A. Benjamin

/s/ ROBERT J. BLANDING*             President, Chief           June 19, 2003
--------------------------         Executive Officer
Robert J. Blanding                    and Trustee

/s/ DANIEL M. CAIN*                    Trustee                 June 19, 2003
--------------------------
Daniel M. Cain

/s/ PAUL G. CHENAULT*                  Trustee                 June 19, 2003
--------------------------
Paul G. Chenault

/s/ KENNETH J. COWAN*                  Trustee                 June 19, 2003
--------------------------
Kenneth J. Cowan

/s/ RICHARD DARMAN*                    Trustee                 June 19, 2003
--------------------------
Richard Darman

/s/ JOHN T. HAILER*                    Trustee                 June 19, 2003
--------------------------
John T. Hailer

/s/ SANDRA O. MOOSE*                   Trustee                 June 19, 2003
--------------------------
Sandra O. Moose

/s/ JOHN A. SHANE*                     Trustee                 June 19, 2003
--------------------------
John A. Shane

/s/ PENDLETON P. WHITE*                Trustee                 June 19, 2003
--------------------------
Pendleton P. White

                                            *By: /s/ JOHN E. PELLETIER
                                                 -----------------------
                                                 John E. Pelletier**
                                                 Attorney-In-Fact
                                                 June 19, 2003

** Powers of Attorney are incorporated by reference to Exhibit (o)(1) filed herewith.

                                  EXHIBIT INDEX

(o)(1)    Power of Attorney for Joseph Alaimo, Graham T. Allison, Jr., Edward
          A. Benjamin, Robert J. Blanding, Daniel M. Cain, Paul G. Chenault, Kenneth J. Cowan, Richard Darman, John T. Hailer, Sandra O. Moose, John A. Shane, Peter S. Voss and Pendleton P. White.